UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2016

MFS® GLOBAL EQUITY SERIES

MFS® Variable Insurance Trust

VGE-ANN

MFS® GLOBAL EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Thermo Fisher Scientific, Inc.	2.7%
Bayer AG	2.6%
Nestle S.A.	2.6%
Honeywell International, Inc.	2.4%
Time Warner, Inc.	2.4%
Accenture PLC, “A”	2.3%
Walt Disney Co.	2.3%
Reckitt Benckiser Group PLC	2.1%
Visa, Inc., “A”	2.0%
Stryker Corp.	2.0%

Equity sectors
Health Care	18.6%
Consumer Staples	18.1%
Financial Services	13.7%
Leisure	10.1%
Industrial Goods & Services	8.3%
Basic Materials	6.3%
Technology	6.0%
Special Products & Services	5.9%
Retailing	5.4%
Transportation	4.4%
Energy	1.3%
Autos & Housing	1.2%

Issuer country weightings (x)
United States	56.2%
United Kingdom	9.2%
Switzerland	8.9%
France	7.8%
Germany	6.4%
Netherlands	1.9%
Sweden	1.8%
Canada	1.7%
Japan	1.2%
Other Countries	4.9%

Currency exposure weightings (y)
United States Dollar	58.9%
Euro	17.1%
British Pound Sterling	9.2%
Swiss Franc	8.9%
Swedish Krona	1.8%
Japanese Yen	1.2%
Danish Krone	0.8%
South Korean Won	0.7%
Brazilian Real	0.5%
Other Currencies	0.9%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Global Equity Series (“fund”) provided a total return of 7.35%, while Service Class shares of the fund provided a total return of 7.06%. These compare with a return of 8.15% over the same period for the fund’s benchmark, the MSCI World Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

A combination of security selection and an overweight position in the consumer staples sector detracted from performance relative to the MSCI World Index. Within this sector, overweight positions in cosmetics manufacturer Coty and household products manufacturer Reckitt Benckiser Group (United Kingdom) held back relative results. Shares of Reckitt Benckiser Group declined in the second half of the reporting period on weakness from the company’s Scholl brand.

An underweight allocation to the strong-performing energy sector and weak stock selection in the basic materials sector further dampened relative performance. However, there were no individual stocks within either sector that were among the fund’s largest relative detractors during the reporting period.

Securities in other sectors that diminished relative returns included overweight positions in pharmaceutical company Bayer (Germany), satellite television broadcaster Sky PLC (United Kingdom), investment management and banking firm UBS (Switzerland), medical device maker Medtronic, life sciences supply company Thermo Fisher Scientific, pharmaceutical and diagnostic company Roche Holding (Switzerland) and vehicle components manufacturer Delphi Automotive. Not holding shares of global financial services firm JPMorgan Chase also hurt.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Contributors to Performance

Strong security selection within the health care, retailing and transportation sectors lifted relative returns. Within the health care sector, the fund’s overweight positions in shares of strong-performing medical device makers, St. Jude Medical and Stryker, contributed positively to relative performance. An overweight position in French luxury goods company LVMH Moet Hennessy Louis Vuitton also supported relative returns in the retailing sector. Lastly, within the transportation sector, the fund’s overweight positions

3

MFS Global Equity Series

Management Review – continued

in railroad company Canadian National Railway (Canada) and ground delivery service company United Parcel Service helped relative results. Shares of Canadian National Railway advanced throughout the reporting period, despite a challenging business environment, due to strong cost controls and solid operational execution.

Elsewhere, overweight positions in media firm Time Warner, financial services firm Goldman Sachs Group, custody bank State Street and semiconductor manufacturer Microchip Technology aided relative performance. Holding shares of microchip and electronics manufacturer Samsung Electronics (b) (South Korea) also helped relative returns.

Respectfully,

David Mannheim	Ryan McAllister	Roger Morley
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

Note to Shareholders: Effective September 30, 2016, Ryan McAllister is also a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/03/99	7.35%	11.62%	5.92%
Service Class	5/01/00	7.06%	11.34%	5.67%

Comparative benchmark
MSCI World Index (f)		8.15%	11.04%	4.41%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.98%	$1,000.00	$1,045.05	$5.04
	Hypothetical (h)	0.98%	$1,000.00	$1,020.21	$4.98
Service Class	Actual	1.23%	$1,000.00	$1,043.82	$6.32
	Hypothetical (h)	1.23%	$1,000.00	$1,018.95	$6.24

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.97%, $4.99, and $4.93 for Initial Class and 1.22%, $6.27, and $6.19 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

6

MFS Global Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 4.4%
Honeywell International, Inc.	10,930	$1,266,241
MTU Aero Engines Holding AG	3,662	422,487
United Technologies Corp.	5,371	588,769

		$2,277,497

Airlines – 0.6%
Aena S.A.	2,165	$295,471

Alcoholic Beverages – 5.9%
AmBev S.A.	54,768	$275,969
Carlsberg A.S., “B”	4,843	417,955
Diageo PLC	39,302	1,016,786
Heineken N.V.	6,077	455,187
Pernod Ricard S.A.	8,285	897,848

		$3,063,745

Apparel Manufacturers – 3.3%
Burberry Group PLC	15,699	$289,631
Compagnie Financiere Richemont S.A.	7,150	473,601
LVMH Moet Hennessy Louis Vuitton SE	4,933	940,611

		$1,703,843

Automotive – 1.1%
Delphi Automotive PLC	4,461	$300,448
Harley-Davidson, Inc.	5,059	295,142

		$595,590

Broadcasting – 7.3%
Omnicom Group, Inc.	5,555	$472,786
Time Warner, Inc.	13,107	1,265,219
Walt Disney Co.	11,386	1,186,649
WPP PLC	38,078	852,200

		$3,776,854

Brokerage & Asset Managers – 1.5%
Deutsche Boerse AG (a)	3,268	$266,238
Franklin Resources, Inc.	12,440	492,375

		$758,613

Business Services – 5.9%
Accenture PLC, “A”	10,194	$1,194,023
Adecco S.A.	6,374	416,155
Brenntag AG	3,342	185,194
Cognizant Technology Solutions Corp., “A” (a)	6,214	348,170
Compass Group PLC	32,718	603,069
NOW, Inc. (a)	2,867	58,687
PayPal Holdings, Inc. (a)	6,617	261,173

		$3,066,471

Cable TV – 1.5%
Sky PLC	33,624	$409,075
Charter Communications, Inc., “A” (a)	1,257	361,915

		$770,990

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – 2.7%
3M Co.	4,975	$888,386
Monsanto Co.	4,814	506,481

		$1,394,867

Computer Software – 2.6%
Check Point Software Technologies Ltd. (a)	5,560	$469,598
Oracle Corp.	22,210	853,975

		$1,323,573

Consumer Products – 6.8%
Colgate-Palmolive Co.	9,678	$633,328
Coty, Inc., “A”	36,310	664,836
International Flavors & Fragrances, Inc.	1,320	155,536
Reckitt Benckiser Group PLC	13,045	1,102,750
Svenska Cellulosa Aktiebolaget	33,516	945,059

		$3,501,509

Electrical Equipment – 3.3%
Amphenol Corp., “A”	5,052	$339,494
Legrand S.A.	7,352	416,361
Schneider Electric S.A.	8,643	600,582
W.W. Grainger, Inc.	1,513	351,394

		$1,707,831

Electronics – 2.0%
Hoya Corp.	7,400	$310,147
Microchip Technology, Inc.	5,173	331,848
Samsung Electronics Co. Ltd.	266	393,030

		$1,035,025

Food & Beverages – 5.4%
Danone S.A.	12,383	$783,786
Kellogg Co.	9,634	710,122
Nestle S.A.	18,497	1,326,923

		$2,820,831

Gaming & Lodging – 0.7%
Marriott International, Inc., “A”	2,287	$189,089
Sands China Ltd.	24,000	103,219
Wynn Resorts Ltd.	1,031	89,192

		$381,500

Insurance – 0.4%
Swiss Re Ltd.	2,123	$201,188

Internet – 0.8%
eBay, Inc. (a)	13,657	$405,476

Machinery & Tools – 0.6%
Kubota Corp.	20,600	$293,256

Major Banks – 5.3%
Bank of New York Mellon Corp.	19,707	$933,718
Goldman Sachs Group, Inc.	2,678	641,247

7

MFS Global Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
Standard Chartered PLC (a)	18,278	$149,704
State Street Corp.	13,303	1,033,909

		$2,758,578

Medical Equipment – 13.0%
Cooper Cos., Inc.	3,093	$541,058
Dentsply Sirona, Inc.	4,162	240,272
Medtronic PLC	14,394	1,025,285
Sonova Holding AG	2,168	262,308
St. Jude Medical, Inc.	10,724	859,958
Stryker Corp.	8,743	1,047,499
Thermo Fisher Scientific, Inc.	9,758	1,376,854
Waters Corp. (a)	3,182	427,629
Zimmer Biomet Holdings, Inc.	9,432	973,382

		$6,754,245

Network & Telecom – 0.7%
Cisco Systems, Inc.	12,202	$368,744

Oil Services – 1.3%
National Oilwell Varco, Inc.	4,827	$180,723
Schlumberger Ltd.	5,727	480,782

		$661,505

Other Banks & Diversified Financials – 6.5%
American Express Co.	9,826	$727,910
Erste Group Bank AG	7,303	213,905
Grupo Financiero Banorte S.A. de C.V.	33,178	163,732
Julius Baer Group Ltd.	6,147	273,032
Kasikornbank Co. Ltd.	22,800	112,633
Komercni Banka A.S.	2,261	77,864
UBS AG	47,858	749,617
Visa, Inc., “A”	13,550	1,057,171

		$3,375,864

Pharmaceuticals – 5.6%
Bayer AG	12,790	$1,334,627
Johnson & Johnson	1,927	222,010
Merck KGaA	4,335	452,445
Roche Holding AG	3,900	888,628

		$2,897,710

Railroad & Shipping – 2.2%
Canadian National Railway Co.	13,175	$887,995
Union Pacific Corp.	2,487	257,852

		$1,145,847

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 0.6%
Whitbread PLC	6,836	$317,767

Specialty Chemicals – 3.6%
Akzo Nobel N.V.	8,813	$550,385
L’Air Liquide S.A.	2,608	289,522
Linde AG	4,089	670,490
Praxair, Inc.	3,163	370,672

		$1,881,069

Specialty Stores – 2.1%
AutoZone, Inc. (a)	514	$405,952
Hermes International	253	103,865
Sally Beauty Holdings, Inc. (a)	12,124	320,316
Urban Outfitters, Inc. (a)	9,051	257,772

		$1,087,905

Trucking – 1.6%
United Parcel Service, Inc., “B”	7,228	$828,618

Total Common Stocks (Identified Cost, $33,295,339)		$51,451,982

MONEY MARKET FUNDS – 0.7%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $347,393)	347,393	$347,393

Total Investments (Identified Cost, $33,642,732)		$51,799,375

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(10,002)

NET ASSETS – 100.0%		$51,789,373

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

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MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $33,295,339)	$51,451,982
Underlying affiliated funds, at value (identified cost, $347,393)	347,393
Total investments, at value (identified cost, $33,642,732)	$51,799,375
Foreign currency, at value (identified cost, $3,183)	3,182
Receivables for
Fund shares sold	38,614
Interest and dividends	103,636
Total assets		$51,944,807
Liabilities
Payable for fund shares reacquired	$103,874
Payable to affiliates
Investment adviser	796
Shareholder servicing costs	141
Distribution and/or service fees	143
Payable for independent Trustees’ compensation	5
Deferred country tax expense payable	934
Accrued expenses and other liabilities	49,541
Total liabilities		$155,434
Net assets		$51,789,373
Net assets consist of
Paid-in capital	$31,327,857
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $934 deferred country tax)	18,150,586
Accumulated net realized gain (loss) on investments and foreign currency	1,826,933
Undistributed net investment income	483,997
Net assets		$51,789,373
Shares of beneficial interest outstanding		2,787,285

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$44,756,497	2,406,999	$18.59
Service Class	7,032,876	380,286	18.49

See Notes to Financial Statements

9

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$1,067,996
Interest	3,300
Dividends from underlying affiliated funds	1,513
Foreign taxes withheld	(53,189)
Total investment income		$1,019,620
Expenses
Management fee	$493,910
Distribution and/or service fees	17,492
Shareholder servicing costs	11,597
Administrative services fee	17,986
Independent Trustees’ compensation	3,118
Custodian fee	21,331
Shareholder communications	9,762
Audit and tax fees	55,567
Legal fees	629
Miscellaneous	14,754
Total expenses		$646,146
Reduction of expenses by investment adviser	(104,852)
Net expenses		$541,294
Net investment income		$478,326
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers (net of $113 country tax)	$2,233,533
Underlying affiliated funds	(12)
Foreign currency	(6,497)
Net realized gain (loss) on investments and foreign currency		$2,227,024
Change in unrealized appreciation (depreciation)
Investments (net of $934 increase in deferred country tax)	$1,007,224
Translation of assets and liabilities in foreign currencies	(1,041)
Net unrealized gain (loss) on investments and foreign currency translation		$1,006,183
Net realized and unrealized gain (loss) on investments and foreign currency		$3,233,207
Change in net assets from operations		$3,711,533

See Notes to Financial Statements

10

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$478,326	$503,857
Net realized gain (loss) on investments and foreign currency	2,227,024	2,791,157
Net unrealized gain (loss) on investments and foreign currency translation	1,006,183	(4,117,988)
Change in net assets from operations	$3,711,533	$(822,974)
Distributions declared to shareholders
From net investment income	$(501,605)	$(594,700)
From net realized gain on investments	(2,801,224)	(1,953,509)
Total distributions declared to shareholders	$(3,302,829)	$(2,548,209)
Change in net assets from fund share transactions	$(1,457,933)	$(1,958,038)
Total change in net assets	$(1,049,229)	$(5,329,221)
Net assets
At beginning of period	52,838,602	58,167,823
At end of period (including undistributed net investment income of $483,997 and $513,823, respectively)	$51,789,373	$52,838,602

See Notes to Financial Statements

11

MFS Global Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.39	$19.59	$19.18	$15.14	$12.71
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.18	$0.20	$0.14	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.20	(0.49)	0.54	4.05	2.76
Total from investment operations	$1.37	$(0.31)	$0.74	$4.19	$2.92
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.21)	$(0.14)	$(0.15)	$(0.16)
From net realized gain on investments	(0.99)	(0.68)	(0.19)	—	(0.33)
Total distributions declared to shareholders	$(1.17)	$(0.89)	$(0.33)	$(0.15)	$(0.49)
Net asset value, end of period (x)	$18.59	$18.39	$19.59	$19.18	$15.14
Total return (%) (k)(r)(s)(x)	7.35	(1.41)	3.87	27.81	23.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.26	1.28	1.31	1.30
Expenses after expense reductions (f)	0.99	1.00	1.09	1.15	1.15
Net investment income	0.93	0.91	1.06	0.82	1.15
Portfolio turnover	13	12	15	25	21
Net assets at end of period (000 omitted)	$44,756	$45,946	$51,635	$54,075	$41,297

See Notes to Financial Statements

12

MFS Global Equity Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.30	$19.50	$19.10	$15.09	$12.68
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.13	$0.15	$0.09	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.18	(0.48)	0.54	4.05	2.75
Total from investment operations	$1.31	$(0.35)	$0.69	$4.14	$2.87
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.17)	$(0.10)	$(0.13)	$(0.13)
From net realized gain on investments	(0.99)	(0.68)	(0.19)	—	(0.33)
Total distributions declared to shareholders	$(1.12)	$(0.85)	$(0.29)	$(0.13)	$(0.46)
Net asset value, end of period (x)	$18.49	$18.30	$19.50	$19.10	$15.09
Total return (%) (k)(r)(s)(x)	7.06	(1.67)	3.63	27.52	22.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.51	1.53	1.56	1.54
Expenses after expense reductions (f)	1.24	1.25	1.34	1.40	1.40
Net investment income	0.70	0.67	0.80	0.54	0.87
Portfolio turnover	13	12	15	25	21
Net assets at end of period (000 omitted)	$7,033	$6,893	$6,533	$7,018	$4,127

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

14

MFS Global Equity Series

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$28,790,090	$—	$—	$28,790,090
United Kingdom	1,141,831	3,599,150	—	4,740,981
Switzerland	3,024,361	1,567,090	—	4,591,451
France	1,001,713	3,030,863	—	4,032,576
Germany	1,787,072	1,544,408	—	3,331,480
Netherlands	—	1,005,572	—	1,005,572
Sweden	—	945,059	—	945,059
Canada	887,995	—	—	887,995
Japan	—	603,403	—	603,403
Other Countries	1,836,629	686,746	—	2,523,375
Mutual Funds	347,393	—	—	347,393
Total Investments	$38,817,084	$12,982,291	$—	$51,799,375

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,431,235 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $7,868,646 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower

15

MFS Global Equity Series

Notes to Financial Statements – continued

default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$501,605	$825,655
Long-term capital gains	2,801,224	1,722,554
Total distributions	$3,302,829	$2,548,209

16

MFS Global Equity Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$34,080,744
Gross appreciation	18,652,470
Gross depreciation	(933,839)
Net unrealized appreciation (depreciation)	$17,718,631
Undistributed ordinary income	578,848
Undistributed long-term capital gain	2,170,094
Other temporary differences	(6,057)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$451,831	$532,654	$2,435,962	$1,699,129
Service Class	49,774	62,046	365,262	254,380
Total	$501,605	$594,700	$2,801,224	$1,953,509

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from January 1, 2016 through April 28, 2016, the management fee was computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	1.00%
Average daily net assets in excess of $1 billion	0.90%

The investment adviser had agreed in writing to reduce its management fee to 0.90% of average daily net assets. This written agreement terminated on April 28, 2016. For the period from January 1, 2016 through April 28, 2016, this management fee reduction amounted to $16,607, which is included in the reduction of total expenses in the Statement of Operations. Effective April 29, 2016, the management fee is computed daily and paid monthly at an annual rate of 0.90% of average daily net assets up to $1 billion, 0.75% of average daily net assets in excess of $1 billion up to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $3,763, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2016. For the period from January 1, 2016 through July 31, 2016, this reduction amounted to $50,092, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2016, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.97% of average daily net assets for the Initial Class shares and 1.22% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the period from August 1, 2016 through December 31, 2016, this reduction amounted to $34,390, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by

17

MFS Global Equity Series

Notes to Financial Statements – continued

MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $11,295, which equated to 0.0213% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $302.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0339% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $107 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $67,520 and $23,978, respectively. The sales transactions resulted in net realized gains (losses) of $4,460.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $7,071,027 and $11,280,148, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	329,895	$6,200,474	294,841	$5,861,870
Service Class	97,780	1,790,424	165,914	3,259,672
	427,675	$7,990,898	460,755	$9,121,542
Shares issued to shareholders in reinvestment of distributions
Initial Class	152,632	$2,887,793	126,018	$2,231,783
Service Class	22,041	415,036	17,948	316,426
	174,673	$3,302,829	143,966	$2,548,209
Shares reacquired
Initial Class	(573,782)	$(10,611,983)	(557,747)	$(10,884,525)
Service Class	(116,232)	(2,139,677)	(142,184)	(2,743,264)
	(690,014)	$(12,751,660)	(699,931)	$(13,627,789)

18

MFS Global Equity Series

Notes to Financial Statements – continued

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Net change
Initial Class	(91,255)	$(1,523,716)	(136,888)	$(2,790,872)
Service Class	3,589	65,783	41,678	832,834
	(87,666)	$(1,457,933)	(95,210)	$(1,958,038)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $332 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	284,710	10,074,189	(10,011,506)	347,393

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(12)	$—	$1,513	$347,393

19

MFS Global Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

20

MFS Global Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

21

MFS Global Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Mannheim Ryan McAllister Roger Morley

22

MFS Global Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Global Equity Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS had amended its contractual advisory fee rate schedule effective April 29, 2016 and that such advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

24

MFS Global Equity Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,082,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 91.31% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2016

MFS® GROWTH SERIES

MFS® Variable Insurance Trust

VEG-ANN

MFS® GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Facebook, Inc., “A”	4.4%
Amazon.com, Inc.	4.2%
Alphabet, Inc., “A”	3.9%
Visa, Inc., “A”	3.7%
Microsoft Corp.	3.6%
Alphabet, Inc., “C”	2.7%
MasterCard, Inc., “A”	2.7%
Adobe Systems, Inc.	2.6%
American Tower Corp., REIT	2.5%
Thermo Fisher Scientific, Inc.	2.2%

Equity sectors
Technology	25.1%
Health Care	14.1%
Retailing	12.7%
Financial Services	11.1%
Leisure	8.2%
Special Products & Services	7.9%
Consumer Staples	5.2%
Industrial Goods & Services	4.5%
Autos & Housing	3.3%
Utilities & Communications	2.5%
Transportation	2.0%
Energy	1.3%
Basic Materials	1.2%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Growth Series (“fund”) provided a total return of 2.44%, while Service Class shares of the fund provided a total return of 2.18%. These compare with a return of 7.08% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Stock selection and an underweight position in the industrial goods & services sector detracted from performance relative to the Russell 1000® Growth Index. However, there were no stocks within this sector that were among the fund’s top relative detractors over the reporting period.

Security selection and, to a lesser extent, an overweight position in the technology sector hindered relative performance. The fund’s overweight positions in business-oriented social networking service LinkedIn (h) and relationship management software company Salesforce.com held back relative results. Additionally, underweight positions in software giant Microsoft and computer and personal electronics maker Apple also weighed on relative performance.

Stock selection and an overweight position in the health care sector further detracted from relative performance. Overweight positions in biopharmaceutical company Alexion Pharmaceuticals, eye care and skin care products company Allergan and biotechnology company Regeneron Pharmaceuticals held back relative returns. Shares of Alexion Pharmaceuticals depreciated during the period after earnings results fell short of market expectations, driven by weak sales from the company’s blood disorder drug, Soliris. Not holding a position in strong-performing health insurance and Medicare/Medicaid provider UnitedHealth Group and the fund’s position in medical device maker Medtronic (b) further hampered relative returns.

Security selection and, to a lesser extent, an underweight position in the consumer staples sector also detracted from relative performance. There were no stocks within this sector that were among the fund’s top relative detractors over the reporting period.

Elsewhere, not holding shares of telecommunications company Verizon Communications further detracted from relative results.

Contributors to Performance

Stock selection in the retailing sector contributed to relative performance. The fund’s overweight position in discount retailer Ross Stores, and an underweight position in drugstore retailer CVS Health Corp, benefited relative results. Shares of Ross Stores rose during the period after the company published results that were above market expectations driven by an improvement in the company’s gross margin and growth in comparable store sales.

3

MFS Growth Series

Management Review – continued

Stock selection in the autos & housing sector also aided relative performance. An overweight position in strong-performing construction aggregates producer Vulcan Materials bolstered relative results.

Stocks in other sectors that contributed to relative performance included overweight positions in computer graphics company NVIDIA Corp, financial services firm Charles Schwab, industrial and consumer products and services company Danaher and analog semiconductor manufacturer Broadcom. Shares of computer graphics company NVIDIA Corp appreciated throughout the period after the company reported earnings results that beat consensus expectations driven by growth in all product segments, most notably in Deep Learning and Pascal based products. An underweight position in biotech firm Gilead Sciences (h), and not holding shares of biotechnology medicine company Amgen and pharmacy benefit management company Express Scripts, further contributed to relative results.

Respectfully,

Eric Fischman	Matthew Sabel
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/24/95	2.44%	14.04%	8.75%
Service Class	5/01/00	2.18%	13.75%	8.49%

Comparative benchmark
Russell 1000® Growth Index (f)		7.08%	14.50%	8.33%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.73%	$1,000.00	$1,023.66	$3.71
	Hypothetical (h)	0.73%	$1,000.00	$1,021.47	$3.71
Service Class	Actual	0.97%	$1,000.00	$1,022.31	$4.93
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.03% (See Note 2 of the Notes to Financial Statements).

6

MFS Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.1%
Aerospace – 0.6%
Honeywell International, Inc.	77,271	$8,951,845

Alcoholic Beverages – 1.8%
Constellation Brands, Inc., “A”	139,033	$21,315,149
Pernod Ricard S.A.	34,371	3,724,798

		$25,039,947

Apparel Manufacturers – 1.2%
NIKE, Inc., “B”	295,232	$15,006,643
VF Corp.	26,114	1,393,182

		$16,399,825

Automotive – 0.5%
LKQ Corp. (a)	229,848	$7,044,841

Biotechnology – 2.7%
Alexion Pharmaceuticals, Inc. (a)	29,510	$3,610,549
Biomarin Pharmaceutical, Inc. (a)	50,686	4,198,828
Celgene Corp. (a)	199,425	23,083,444
Regeneron Pharmaceuticals, Inc. (a)	20,157	7,399,433

		$38,292,254

Brokerage & Asset Managers – 3.3%
Blackstone Group LP	49,284	$1,332,140
Charles Schwab Corp.	506,078	19,974,899
Intercontinental Exchange, Inc.	456,030	25,729,213

		$47,036,252

Business Services – 6.2%
Cognizant Technology Solutions Corp., “A” (a)	242,164	$13,568,449
Equifax, Inc.	98,595	11,656,887
Fidelity National Information Services, Inc.	117,708	8,903,433
Fiserv, Inc. (a)	211,026	22,427,843
FleetCor Technologies, Inc. (a)	118,381	16,753,279
PayPal Holdings, Inc. (a)	89,251	3,522,737
Verisk Analytics, Inc., “A” (a)	141,101	11,453,168

		$88,285,796

Cable TV – 1.5%
Comcast Corp., “A”	300,837	$20,772,795

Chemicals – 0.7%
Monsanto Co.	97,698	$10,278,807

Computer Software – 9.4%
Adobe Systems, Inc. (a)	354,428	$36,488,363
Akamai Technologies, Inc. (a)	26,556	1,770,754
Intuit, Inc.	149,060	17,083,767
Microsoft Corp.	821,089	51,022,470
Sabre Corp.	222,191	5,543,665
Salesforce.com, Inc. (a)	310,246	21,239,441

		$133,148,460

Computer Software – Systems – 1.7%
Apple, Inc.	212,607	$24,624,143

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Construction – 2.8%
Sherwin-Williams Co.	71,554	$19,229,422
Vulcan Materials Co.	166,270	20,808,691

		$40,038,113

Consumer Products – 1.5%
Colgate-Palmolive Co.	196,574	$12,863,803
Estee Lauder Cos., Inc., “A”	99,844	7,637,068

		$20,500,871

Consumer Services – 1.6%
Priceline Group, Inc. (a)	15,743	$23,080,183

Electrical Equipment – 1.9%
AMETEK, Inc.	178,735	$8,686,521
Amphenol Corp., “A”	158,395	10,644,144
Fortive Corp.	146,446	7,853,899

		$27,184,564

Electronics – 2.9%
Broadcom Corp.	132,327	$23,391,444
NVIDIA Corp.	170,411	18,189,670

		$41,581,114

Energy – Independent – 1.3%
Concho Resources, Inc. (a)	60,022	$7,958,917
Pioneer Natural Resources Co.	57,924	10,430,375

		$18,389,292

Entertainment – 1.3%
Netflix, Inc. (a)	146,769	$18,170,002

Food & Beverages – 2.0%
Danone S.A.	102,369	$6,479,482
Mead Johnson Nutrition Co., “A”	71,229	5,040,164
Mondelez International, Inc.	164,132	7,275,972
Monster Beverage Corp. (a)	199,288	8,836,430

		$27,632,048

Food & Drug Stores – 0.1%
CVS Health Corp.	24,565	$1,938,424

Gaming & Lodging – 0.8%
Marriott International, Inc., “A”	128,913	$10,658,527

General Merchandise – 2.5%
Costco Wholesale Corp.	103,362	$16,549,290
Dollar Tree, Inc. (a)	252,349	19,476,296

		$36,025,586

Insurance – 0.8%
Aon PLC	94,981	$10,593,231

Internet – 11.0%
Alphabet, Inc., “A” (a)	69,813	$55,323,312
Alphabet, Inc., “C” (a)	50,118	38,682,075
Facebook, Inc., “A” (a)	540,517	62,186,481

		$156,191,868

7

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Leisure & Toys – 2.3%
Activision Blizzard, Inc.	364,209	$13,151,587
Electronic Arts, Inc. (a)	243,291	19,161,599

		$32,313,186

Machinery & Tools – 2.0%
Flowserve Corp.	154,650	$7,430,933
Roper Technologies, Inc.	82,691	15,139,068
Xylem, Inc.	106,576	5,277,644

		$27,847,645

Major Banks – 0.6%
Goldman Sachs Group, Inc.	29,588	$7,084,847
Morgan Stanley	33,472	1,414,192

		$8,499,039

Medical & Health Technology & Services – 0.2%
McKesson Corp.	19,389	$2,723,185

Medical Equipment – 8.0%
Abbott Laboratories	166,763	$6,405,367
C.R. Bard, Inc.	39,972	8,980,110
Cooper Cos., Inc.	8,576	1,500,200
Danaher Corp.	359,034	27,947,207
Edwards Lifesciences Corp. (a)	61,572	5,769,296
Medtronic PLC	266,674	18,995,189
Stryker Corp.	77,167	9,245,378
Thermo Fisher Scientific, Inc.	222,103	31,338,733
VWR Corp. (a)	145,144	3,632,954

		$113,814,434

Other Banks & Diversified Financials – 6.4%
Mastercard, Inc., “A”	369,730	$38,174,623
Visa, Inc., “A”	679,470	53,012,249

		$91,186,872

Pharmaceuticals – 3.2%
Allergan PLC	40,601	$8,526,616
Bristol-Myers Squibb Co.	215,817	12,612,345
Eli Lilly & Co.	152,698	11,230,938
Zoetis, Inc.	227,942	12,201,735

		$44,571,634

Railroad & Shipping – 2.0%
Canadian Pacific Railway Ltd.	88,870	$12,687,970
Union Pacific Corp.	147,564	15,299,436

		$27,987,406

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Restaurants – 2.4%
Aramark	523,558	$18,701,492
Starbucks Corp.	284,653	15,803,935

		$34,505,427

Specialty Chemicals – 0.5%
Ecolab, Inc.	50,254	$5,890,774
Univar, Inc. (a)	58,882	1,670,482

		$7,561,256

Specialty Stores – 8.9%
Amazon.com, Inc. (a)	79,066	$59,289,221
AutoZone, Inc. (a)	15,162	11,974,796
Lululemon Athletica, Inc. (a)	54,950	3,571,201
Ross Stores, Inc.	385,661	25,299,362
TJX Cos., Inc.	217,677	16,354,073
Tractor Supply Co.	120,252	9,116,304

		$125,604,957

Telecommunications – Wireless – 2.5%
American Tower Corp., REIT	334,324	$35,331,360

Total Common Stocks (Identified Cost, $906,123,725)		$1,403,805,189

MONEY MARKET FUNDS – 0.1%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identifed Cost, $1,048,453)	1,048,467	$1,048,467

Total Investments (Identified Cost, $907,172,178)		$1,404,853,656

OTHER ASSETS, LESS LIABILITIES – 0.8%		10,837,179

NET ASSETS – 100.0%		$1,415,690,835

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Growth Series

FINANCIAL STATEMENTS  |   STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $906,123,725)	$1,403,805,189
Underlying affiliated funds, at value (identified cost, $1,048,453)	1,048,467
Total investments, at value (identified cost, $907,172,178)	$1,404,853,656
Receivables for
Investments sold	14,775,290
Fund shares sold	305,697
Interest and dividends	729,614
Total assets		$1,420,664,257
Liabilities
Payables for
Investments purchased	$2,361,354
Fund shares reacquired	2,345,459
Payable to affiliates
Investment adviser	85,309
Shareholder servicing costs	1,470
Distribution and/or service fees	4,875
Payable for independent Trustees’ compensation	130
Accrued expenses and other liabilities	174,825
Total liabilities		$4,973,422
Net assets		$1,415,690,835
Net assets consist of
Paid-in capital	$858,012,714
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	497,681,787
Accumulated net realized gain (loss) on investments and foreign currency	58,647,558
Undistributed net investment income	1,348,776
Net assets		$1,415,690,835
Shares of beneficial interest outstanding		36,717,704

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,179,822,062	30,439,548	$38.76
Service Class	235,868,773	6,278,156	37.57

See Notes to Financial Statements

9

MFS Growth Series

FINANCIAL STATEMENTS  |   STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$12,364,831
Interest	31,823
Dividends from underlying affiliated funds	55,573
Other	23,454
Foreign taxes withheld	(64,889)
Total investment income		$12,410,792
Expenses
Management fee	$10,380,376
Distribution and/or service fees	564,867
Shareholder servicing costs	66,625
Administrative services fee	234,390
Independent Trustees’ compensation	29,784
Custodian fee	106,932
Reimbursement of custodian expenses	(189,521)
Shareholder communications	77,275
Audit and tax fees	55,604
Legal fees	14,164
Miscellaneous	52,023
Total expenses		$11,392,519
Reduction of expenses by investment adviser		(102,472)
Net expenses		$11,290,047
Net investment income		$1,120,745
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$59,897,713
Underlying affiliated funds	(69)
Foreign currency	(6,534)
Net realized gain (loss) on investments and foreign currency		$59,891,110
Change in unrealized appreciation (depreciation)
Investments	$(27,227,873)
Translation of assets and liabilities in foreign currencies	300
Net unrealized gain (loss) on investments and foreign currency translation		$(27,227,573)
Net realized and unrealized gain (loss) on investments and foreign currency		$32,663,537
Change in net assets from operations		$33,784,282

See Notes to Financial Statements

10

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$1,120,745	$666,786
Net realized gain (loss) on investments and foreign currency	59,891,110	88,419,457
Net unrealized gain (loss) on investments and foreign currency translation	(27,227,573)	22,003,421
Change in net assets from operations	$33,784,282	$111,089,664
Distributions declared to shareholders
From net investment income	$(536,744)	$(1,996,599)
From net realized gain on investments	(87,392,457)	(84,334,297)
Total distributions declared to shareholders	$(87,929,201)	$(86,330,896)
Change in net assets from fund share transactions	$(28,061,730)	$(69,859,094)
Total change in net assets	$(82,206,649)	$(45,100,326)
Net assets
At beginning of period	1,497,897,484	1,542,997,810
At end of period (including undistributed net investment income of $1,348,776 and $771,309, respectively)	$1,415,690,835	$1,497,897,484

See Notes to Financial Statements

11

MFS Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$40.17		$39.75	$39.07	$28.83	$24.56
Income (loss) from investment operations
Net investment income (d)	$0.05	(c)	$0.03	$0.07	$0.04	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	1.01		2.73	3.33	10.53	4.14
Total from investment operations	$1.06		$2.76	$3.40	$10.57	$4.27
Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.07)	$(0.04)	$(0.08)	$—
From net realized gain on investments	(2.45)		(2.27)	(2.68)	(0.25)	—
Total distributions declared to shareholders	$(2.47)		$(2.34)	$(2.72)	$(0.33)	$—
Net asset value, end of period (x)	$38.76		$40.17	$39.75	$39.07	$28.83
Total return (%) (k)(r)(s)(x)	2.44	(c)	7.56	8.94	36.85	17.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	(c)	0.76	0.76	0.77	0.82
Expenses after expense reductions (f)	0.74	(c)	0.75	0.76	0.77	0.82
Net investment income	0.12	(c)	0.08	0.18	0.13	0.45
Portfolio turnover	24		31	36	43	52
Net assets at end of period (000 omitted)	$1,179,822		$1,273,204	$1,263,935	$1,308,361	$1,007,422

See Notes to Financial Statements

12

MFS Growth Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$39.09		$38.77	$38.22	$28.25	$24.13
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05	)(c)	$(0.07)	$(0.02)	$(0.04)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.98		2.66	3.25	10.30	4.05
Total from investment operations	$0.93		$2.59	$3.23	$10.26	$4.12
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$(0.04)	$—
From net realized gain on investments	(2.45)		(2.27)	(2.68)	(0.25)	—
Total distributions declared to shareholders	$(2.45)		$(2.27)	$(2.68)	$(0.29)	$—
Net asset value, end of period (x)	$37.57		$39.09	$38.77	$38.22	$28.25
Total return (%) (k)(r)(s)(x)	2.18	(c)	7.30	8.68	36.49	17.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	(c)	1.01	1.01	1.02	1.07
Expenses after expense reductions (f)	0.99	(c)	1.00	1.01	1.02	1.07
Net investment income (loss)	(0.13	)(c)	(0.16)	(0.06)	(0.12)	0.26
Portfolio turnover	24		31	36	43	52
Net assets at end of period (000 omitted)	$235,869		$224,694	$279,063	$242,216	$134,247

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

14

MFS Growth Series

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,380,912,939	$—	$—	$1,380,912,939
Canada	12,687,970	—	—	12,687,970
France	3,724,798	6,479,482	—	10,204,280
Mutual Funds	1,048,467	—	—	1,048,467
Total Investments	$1,398,374,174	$6,479,482	$—	$1,404,853,656

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $3,724,798 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016 there were no securities on loan or collateral outstanding.

15

MFS Growth Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$536,744	$3,791,361
Long-term capital gains	87,392,457	82,539,535
Total distributions	$87,929,201	$86,330,896

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$909,113,744
Gross appreciation	507,167,091
Gross depreciation	(11,427,179)
Net unrealized appreciation (depreciation)	$495,739,912
Undistributed ordinary income	1,348,776
Undistributed long-term capital gain	60,589,124
Other temporary differences	309

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Growth Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$536,744	$1,996,599	$73,219,360	$69,480,678
Service Class	—	—	14,173,097	14,853,619
Total	$536,744	$1,996,599	$87,392,457	$84,334,297

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $102,472, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.71% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $60,627, which equated to 0.0042% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $5,998.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $2,865 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that

17

MFS Growth Series

Notes to Financial Statements – continued

cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,192,358 and $2,457,726, respectively. The sales transactions resulted in net realized gains of $503,278.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $339,701,092 and $455,067,091, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,989,931	$78,197,756	3,388,519	$136,302,423
Service Class	1,439,886	54,565,058	1,353,238	53,496,981
	3,429,817	$132,762,814	4,741,757	$189,799,404
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,821,123	$72,808,498	1,948,915	$70,687,159
Service Class	365,380	14,173,097	420,544	14,853,619
	2,186,503	$86,981,595	2,369,459	$85,540,778
Shares reacquired
Initial Class	(5,065,894)	$(199,678,497)	(5,437,902)	$(221,523,026)
Service Class	(1,275,525)	(48,127,642)	(3,222,658)	(123,676,250)
	(6,341,419)	$(247,806,139)	(8,660,560)	$(345,199,276)
Net change
Initial Class	(1,254,840)	$(48,672,243)	(100,468)	$(14,533,444)
Service Class	529,741	20,610,513	(1,448,876)	(55,325,650)
	(725,099)	$(28,061,730)	(1,549,344)	$(69,859,094)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 11%, 3%, and 3%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $9,024 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	13,301,115	202,163,790	(214,416,438)	1,048,467

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(69)	$—	$55,573	$1,048,467

18

MFS Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Series as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

19

MFS Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

20

MFS Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Eric Fischman Matthew Sabel

21

MFS Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one-year and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

22

MFS Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

23

MFS Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $96,132,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2016

MFS® INVESTORS TRUST SERIES

MFS® Variable Insurance Trust

VGI-ANN

MFS® INVESTORS TRUST SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Investors Trust Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.3%
Bank of America Corp.	3.6%
Visa, Inc., “A”	2.9%
Alphabet, Inc., “A”	2.6%
Goldman Sachs Group, Inc.	2.5%
Thermo Fisher Scientific, Inc.	2.4%
American Tower Corp., REIT	2.4%
Schlumberger Ltd.	2.3%
Broadcom Corp.	2.3%
Comcast Corp., “A”	2.1%

Equity sectors
Financial Services	23.7%
Health Care	15.2%
Consumer Staples	10.6%
Technology	10.5%
Leisure	7.4%
Special Products & Services	6.6%
Retailing	5.6%
Industrial Goods & Services	4.7%
Energy	4.1%
Basic Materials	4.0%
Utilities & Communications	3.9%
Transportation	1.9%
Autos & Housing	1.0%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Trust Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Investors Trust Series (“fund”) provided a total return of 8.59%, while Service Class shares of the fund provided a total return of 8.32%. These compare with a return of 11.96% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Stock selection within the health care sector detracted from the fund’s performance relative to the S&P 500 Index. The fund’s holdings of specialty pharmaceutical company Valeant Pharmaceuticals International (b)(h) (Canada) negatively impacted relative returns. Shares of Valeant Pharmaceuticals depreciated following the fallout from political pressure on the company’s drug price strategy and accusations of financial fraud through the company’s unusual and undisclosed arrangement with online pharmacy Philidor. The fund’s overweight positions in pharmaceutical company Endo International (h) (Ireland), specialty pharmaceutical company Allergan, health services and information technology company McKesson, life sciences supply company Thermo Fisher Scientific and pharmaceutical company Eli Lilly weakened relative results. Shares of Allergan fell after Pfizer terminated the proposed combination with Allergan following Treasury Department changes to inversion rules.

Stock selection in the consumer staples sector also held back relative returns. However, there were no individual securities within this sector that were among the fund’s top relative detractors during the reporting period.

Elsewhere, overweight positions in IT company Cognizant Technology and global payments technology company Visa, and not owning shares of integrated energy company Chevron, dampened relative performance.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

An overweight allocation and stock selection in the financial services sector benefited relative performance. The fund’s overweight positions in financial services firms Bank of America, JPMorgan Chase, Goldman Sachs and Morgan Stanley contributed to relative returns. Shares of Bank of America were aided by strong results driven by higher-than-expected fee income, a lower-than-anticipated loan loss provision and solid expense management. In addition, shares of many US banks significantly outperformed the market following the US presidential election as investors appeared to have anticipated a more favorable environment with reduced regulation and higher interest rates going forward.

3

MFS Investors Trust Series

Management Review – continued

In other sectors, the fund’s overweight positions in media firm Time Warner, energy exploration and production company EOG Resources, global provider of banking and payment technologies Fidelity National Information Services, broadband communications and networking services Broadcom and medical equipment manufacturer Stryker strengthened relative results. Shares of Time Warner rose following news of a proposed acquisition of the company by telecommunications services provider AT&T. The stock price was further buoyed after management reported earnings that were above consensus estimates, driven by strong results in the Turner cable networks and a favorable tax adjustment. Not owning shares of biotech firm Gilead Sciences further supported relative returns as the company underperformed the benchmark during the reporting period.

Respectfully,

Kevin Beatty	Ted Maloney
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Trust Series

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/09/95	8.59%	13.71%	6.83%
Service Class	5/01/00	8.32%	13.41%	6.56%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		11.96%	14.66%	6.95%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Trust Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.76%	$1,000.00	$1,068.19	$3.95
	Hypothetical (h)	0.76%	$1,000.00	$1,021.32	$3.86
Service Class	Actual	1.01%	$1,000.00	$1,066.93	$5.25
	Hypothetical (h)	1.01%	$1,000.00	$1,020.06	$5.13

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.03% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Investors Trust Series

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.2%
Aerospace – 2.6%
Honeywell International, Inc.	74,803	$8,665,928
United Technologies Corp.	36,969	4,052,542

		$12,718,470

Alcoholic Beverages – 2.0%
Diageo PLC	154,441	$3,995,558
Pernod Ricard S.A.	55,674	6,033,411

		$10,028,969

Apparel Manufacturers – 2.8%
LVMH Moet Hennessy Louis Vuitton S.A.	37,402	$7,131,714
NIKE, Inc., “B”	55,047	2,798,039
VF Corp.	70,614	3,767,257

		$13,697,010

Broadcasting – 3.9%
Interpublic Group of Companies, Inc.	136,123	$3,186,639
Time Warner, Inc.	72,608	7,008,850
Twenty-First Century Fox, Inc.	178,897	5,016,272
Walt Disney Co.	40,780	4,250,092

		$19,461,853

Brokerage & Asset Managers – 3.4%
BlackRock, Inc.	20,145	$7,665,978
Blackstone Group LP	144,192	3,897,510
NASDAQ, Inc.	82,478	5,535,923

		$17,099,411

Business Services – 6.6%
Accenture PLC, “A”	87,458	$10,243,956
Cognizant Technology Solutions Corp., “A” (a)	174,867	9,797,798
Fidelity National Information Services, Inc.	119,878	9,067,572
Gartner, Inc. (a)	38,053	3,846,017

		$32,955,343

Cable TV – 2.1%
Comcast Corp., “A”	154,957	$10,699,781

Chemicals – 2.6%
Monsanto Co.	80,789	$8,499,811
PPG Industries, Inc.	44,997	4,263,916

		$12,763,727

Computer Software – 0.7%
Adobe Systems, Inc. (a)	35,326	$3,636,812

Computer Software – Systems – 1.9%
Apple, Inc.	39,422	$4,565,856
Hewlett Packard Enterprise	220,430	5,100,750

		$9,666,606

Construction – 1.0%
Sherwin-Williams Co.	18,876	$5,072,736

Consumer Products – 4.7%
Colgate-Palmolive Co.	77,292	$5,057,988
Coty, Inc., “A”	96,157	1,760,635

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Consumer Products – continued
Estee Lauder Cos., Inc., “A”	36,716	$2,808,407
Kimberly-Clark Corp.	22,634	2,582,992
Newell Brands, Inc.	192,976	8,616,378
Procter & Gamble Co.	33,181	2,789,858

		$23,616,258

Containers – 1.4%
Crown Holdings, Inc. (a)	135,266	$7,110,934

Electrical Equipment – 1.5%
AMETEK, Inc.	70,022	$3,403,069
W.W. Grainger, Inc.	17,485	4,060,891

		$7,463,960

Electronics – 3.2%
Broadcom Corp.	64,690	$11,435,251
Texas Instruments, Inc.	64,989	4,742,247

		$16,177,498

Energy – Independent – 1.8%
EOG Resources, Inc.	86,992	$8,794,891

Engineering – Construction – 0.7%
Fluor Corp.	62,403	$3,277,406

Food & Beverages – 3.8%
Danone S.A.	94,399	$5,975,018
Mead Johnson Nutrition Co., “A”	51,331	3,632,182
Mondelez International, Inc.	213,255	9,453,594

		$19,060,794

General Merchandise – 0.9%
Costco Wholesale Corp.	27,690	$4,433,446

Insurance – 1.2%
Chubb Ltd.	46,260	$6,111,871

Internet – 4.6%
Alphabet, Inc., “A” (a)	16,388	$12,986,671
Alphabet, Inc., “C” (a)	13,156	10,154,064

		$23,140,735

Major Banks – 13.1%
Bank of America Corp.	812,775	$17,962,328
Goldman Sachs Group, Inc.	52,618	12,599,380
JPMorgan Chase & Co.	246,451	21,266,257
Morgan Stanley	151,199	6,388,158
State Street Corp.	40,326	3,134,137
Wells Fargo & Co.	72,189	3,978,336

		$65,328,596

Medical & Health Technology & Services – 0.9%
McKesson Corp.	32,809	$4,608,024

Medical Equipment – 8.7%
Abbott Laboratories	77,721	$2,985,264
Danaher Corp.	135,391	10,538,835
Medtronic PLC	93,237	6,641,272

7

MFS Investors Trust Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical Equipment – continued
St. Jude Medical, Inc.	53,270	$4,271,721
Stryker Corp.	57,931	6,940,709
Thermo Fisher Scientific, Inc.	86,588	12,217,567

		$43,595,368

Natural Gas – Pipeline – 0.9%
Enterprise Products Partners LP	163,250	$4,414,280

Oil Services – 2.3%
Schlumberger Ltd.	136,726	$11,478,148

Other Banks & Diversified Financials – 6.0%
Mastercard, Inc., “A”	92,260	$9,525,845
U.S. Bancorp	121,133	6,222,602
Visa, Inc., “A”	183,934	14,350,531

		$30,098,978

Pharmaceuticals – 5.6%
Allergan PLC (a)	33,265	$6,985,983
Eli Lilly & Co.	95,261	7,006,447
Johnson & Johnson	76,428	8,805,270
Zoetis, Inc.	95,000	5,085,350

		$27,883,050

Railroad & Shipping – 1.9%
Canadian National Railway Co.	138,808	$9,355,659

Restaurants – 1.4%
Aramark	91,433	$3,265,987
Starbucks Corp.	63,203	3,509,031

		$6,775,018

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Stores – 2.0%
AutoZone, Inc. (a)	5,514	$4,354,902
Ross Stores, Inc.	85,302	5,595,811

		$9,950,713

Telecommunications – Wireless – 2.5%
American Tower Corp., REIT	115,487	$12,204,666

Utilities – Electric Power – 0.5%
American Electric Power Co., Inc.	41,907	$2,638,465

Total Common Stocks (Identified Cost, $327,110,380)		$495,319,476

MONEY MARKET FUNDS – 0.8%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $4,003,442)	4,003,442	$4,003,442

Total Investments (Identified Cost, $331,113,822)		$499,322,918

OTHER ASSETS, LESS LIABILITIES – 0.0%		214,828

NET ASSETS – 100.0%		$499,537,746

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $327,110,380)	$495,319,476
Underlying affiliated funds, at value (identified cost, $4,003,442)	4,003,442
Total investments, at value (identified cost, $331,113,822)	$499,322,918
Foreign currency, at value (identified cost, $27)	27
Receivables for
Fund shares sold	295,043
Interest and dividends	543,323
Total assets		$500,161,311
Liabilities
Payable for fund shares reacquired	$490,582
Payable to affiliates
Investment adviser	31,229
Shareholder servicing costs	665
Distribution and/or service fees	4,703
Payable for independent Trustees’ compensation	77
Accrued expenses and other liabilities	96,309
Total liabilities		$623,565
Net assets		$499,537,746
Net assets consist of
Paid-in capital	$306,722,391
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	168,208,650
Accumulated net realized gain (loss) on investments and foreign currency	20,800,662
Undistributed net investment income	3,806,043
Net assets		$499,537,746
Shares of beneficial interest outstanding		19,640,600

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$270,796,376	10,592,205	$25.57
Service Class	228,741,370	9,048,395	25.28

See Notes to Financial Statements

9

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$8,085,121
Interest	15,795
Dividends from underlying affiliated funds	20,051
Other	6,124
Foreign taxes withheld	(85,156)
Total investment income		$8,041,935
Expenses
Management fee	$3,591,918
Distribution and/or service fees	512,960
Shareholder servicing costs	44,454
Administrative services fee	84,232
Independent Trustees’ compensation	11,341
Custodian fee	35,625
Reimbursement of custodian expenses	(67,598)
Shareholder communications	29,848
Audit and tax fees	53,403
Legal fees	4,839
Miscellaneous	22,263
Total expenses		$4,323,285
Reduction of expenses by investment adviser	(34,010)
Net expenses		$4,289,275
Net investment income		$3,752,660
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$22,171,725
Underlying affiliated funds	(260)
Foreign currency	(4,872)
Net realized gain (loss) on investments and foreign currency		$22,166,593
Change in unrealized appreciation (depreciation)
Investments	$13,188,739
Translation of assets and liabilities in foreign currencies	(446)
Net unrealized gain (loss) on investments and foreign currency translation		$13,188,293
Net realized and unrealized gain (loss) on investments and foreign currency		$35,354,886
Change in net assets from operations		$39,107,546

See Notes to Financial Statements

10

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$3,752,660	$3,535,967
Net realized gain (loss) on investments and foreign currency	22,166,593	53,230,039
Net unrealized gain (loss) on investments and foreign currency translation	13,188,293	(58,301,338)
Change in net assets from operations	$39,107,546	$(1,535,332)
Distributions declared to shareholders
From net investment income	$(3,519,160)	$(4,730,839)
From net realized gain on investments	(53,002,448)	(62,960,208)
Total distributions declared to shareholders	$(56,521,608)	$(67,691,047)
Change in net assets from fund share transactions	$30,632,344	$(84,170,611)
Total change in net assets	$13,218,282	$(153,396,990)
Net assets
At beginning of period	486,319,464	639,716,454
At end of period (including undistributed net investment income of $3,806,043 and $3,594,151, respectively)	$499,537,746	$486,319,464

See Notes to Financial Statements

11

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$26.58		$30.41	$29.95	$22.93	$19.41
Income (loss) from investment operations
Net investment income (d)	$0.23	(c)	$0.21	$0.26	$0.24	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	2.01		(0.42)	2.92	7.07	3.46
Total from investment operations	$2.24		$(0.21)	$3.18	$7.31	$3.71
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.28)	$(0.30)	$(0.29)	$(0.19)
From net realized gain on investments	(3.01)		(3.34)	(2.42)	—	—
Total distributions declared to shareholders	$(3.25)		$(3.62)	$(2.72)	$(0.29)	$(0.19)
Net asset value, end of period (x)	$25.57		$26.58	$30.41	$29.95	$22.93
Total return (%) (k)(r)(s)(x)	8.59	(c)	0.22	11.01	32.05	19.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	(c)	0.82	0.81	0.81	0.82
Expenses after expense reductions (f)	0.79	(c)	0.81	0.81	0.81	0.82
Net investment income	0.89	(c)	0.73	0.87	0.93	1.15
Portfolio turnover	20		17	25	19	28
Net assets at end of period (000 omitted)	$270,796		$293,203	$356,389	$405,682	$455,295

See Notes to Financial Statements

12

MFS Investors Trust Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$26.30		$30.13	$29.72	$22.78	$19.31
Income (loss) from investment operations
Net investment income (d)	$0.16	(c)	$0.14	$0.19	$0.18	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.98		(0.42)	2.88	7.02	3.43
Total from investment operations	$2.14		$(0.28)	$3.07	$7.20	$3.63
Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.21)	$(0.24)	$(0.26)	$(0.16)
From net realized gain on investments	(3.01)		(3.34)	(2.42)	—	—
Total distributions declared to shareholders	$(3.16)		$(3.55)	$(2.66)	$(0.26)	$(0.16)
Net asset value, end of period (x)	$25.28		$26.30	$30.13	$29.72	$22.78
Total return (%) (k)(r)(s)(x)	8.32	(c)	(0.05)	10.71	31.74	18.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	(c)	1.07	1.06	1.06	1.07
Expenses after expense reductions (f)	1.04	(c)	1.06	1.06	1.06	1.07
Net investment income	0.64	(c)	0.47	0.63	0.67	0.93
Portfolio turnover	20		17	25	19	28
Net assets at end of period (000 omitted)	$228,741		$193,116	$283,328	$234,723	$141,806

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Investors Trust Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

14

MFS Investors Trust Series

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$462,828,116	$—	$—	$462,828,116
France	6,033,411	13,106,732	—	19,140,143
Canada	9,355,659	—	—	9,355,659
United Kingdom	—	3,995,558	—	3,995,558
Mutual Funds	4,003,442	—	—	4,003,442
Total Investments	$482,220,628	$17,102,290	$—	$499,322,918

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $6,033,411 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

15

MFS Investors Trust Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$4,818,041	$10,112,585
Long-term capital gains	51,703,567	57,578,462
Total distributions	$56,521,608	$67,691,047

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$332,124,986
Gross appreciation	173,234,597
Gross depreciation	(6,036,665)
Net unrealized appreciation (depreciation)	$167,197,932
Undistributed ordinary income	3,806,043
Undistributed long-term capital gain	21,821,187
Other temporary differences	(9,807)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Investors Trust Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$2,326,257	$2,881,791	$29,736,135	$33,890,351
Service Class	1,192,903	1,849,048	23,266,313	29,069,857
Total	$3,519,160	$4,730,839	$53,002,448	$62,960,208

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of the average daily net assets in excess of $2.5 billion. This written agreement will terminate on April 27, 2017. For the year ended December 31, 2016, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $34,010, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Effective April 28, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $2.5 billion	0.60%

Effective August 1, 2016, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.79% of average daily net assets for the Initial Class shares and 1.04% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $42,554, which equated to 0.0089% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $1,900.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0176% of the fund’s average daily net assets.

17

MFS Investors Trust Series

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $945 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $630,957 and $1,466,765, respectively. The sales transactions resulted in net realized gains (losses) of $451,557.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $94,824,691 and $115,556,173, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	245,268	$6,356,188	299,869	$8,738,742
Service Class	1,897,837	48,438,271	1,948,065	56,638,016
	2,143,105	$54,794,459	2,247,934	$65,376,758
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,272,318	$32,062,392	1,486,344	$36,772,142
Service Class	980,721	24,459,216	1,261,996	30,918,905
	2,253,039	$56,521,608	2,748,340	$67,691,047
Shares reacquired
Initial Class	(1,957,487)	$(50,705,350)	(2,471,922)	$(73,166,193)
Service Class	(1,172,721)	(29,978,373)	(5,269,524)	(144,072,223)
	(3,130,208)	$(80,683,723)	(7,741,446)	$(217,238,416)
Net change
Initial Class	(439,901)	$(12,286,770)	(685,709)	$(27,655,309)
Service Class	1,705,837	42,919,114	(2,059,463)	(56,515,302)
	1,265,936	$30,632,344	(2,745,172)	$(84,170,611)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $2,912 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Investors Trust Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,635,935	53,871,759	(54,504,252)	4,003,442

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(260)	$—	$20,051	$4,003,442

19

MFS Investors Trust Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Trust Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

20

MFS Investors Trust Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

21

MFS Investors Trust Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Kevin Beatty Ted Maloney

22

MFS Investors Trust Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Investors Trust Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS has agreed to implement an expense limitation for the Fund, which may not be changed without the Trustee’s approval. The Trustees also considered that, according to the Broadridge data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rate”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rate effective April 28, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

24

MFS Investors Trust Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $56,874,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2016

MFS® MID CAP GROWTH SERIES

MFS® Variable Insurance Trust

VMG-ANN

MFS® MID CAP GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Mid Cap Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
NVIDIA Corp.	2.7%
Bright Horizons Family Solutions, Inc.	2.7%
Amphenol Corp., “A”	2.2%
Roper Technologies, Inc.	2.2%
Aramark	2.1%
Constellation Brands, Inc., “A”	2.0%
FleetCor Technologies, Inc.	1.9%
Ross Stores, Inc.	1.8%
Vulcan Materials Co.	1.8%
PerkinElmer, Inc.	1.7%

Equity sectors
Special Products & Services	14.3%
Industrial Goods & Services	14.2%
Technology	13.4%
Health Care	11.5%
Leisure	9.0%
Financial Services	8.8%
Retailing	8.0%
Autos & Housing	7.6%
Consumer Staples	6.2%
Basic Materials	2.9%
Utilities & Communications	1.6%
Energy	1.1%
Transportation	0.9%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Mid Cap Growth Series (“fund”) provided a total return of 4.91%, while Service Class shares of the fund provided a total return of 4.62%. These compare with a return of 7.33% over the same period for the fund’s benchmark, the Russell Midcap® Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Weak security selection in the industrial goods & services, special products & services, and health care sectors detracted from returns relative to the Russell Midcap® Growth Index. Within the industrial goods & services sector, holding shares of global aerospace and defense systems company Orbital ATK (b)(h), and an overweight position in shares of engineering solutions provider Roper Technologies, weighed on relative performance. Shares of Orbital ATK lagged the benchmark over the reporting period as an accounting review led to an unexpected one-time charge related to a large contract with the Lake City Army ammunition plant. Within the special products & services sector, overweighting financial and professional services company Jones Lang Lasalle (h) hurt relative results. Within the health care sector, out-of-benchmark holdings in shares of Alexion Pharmaceuticals, Regeneron Pharmaceuticals and specialty pharmaceutical company Allergan (h) hindered relative returns as all three companies underperformed the benchmark.

Stocks in other sectors that weakened relative performance included overweighting shares of financial services software designer SS&C Technologies, global cruise line operator Norwegian Cruise Lines (h) and farm and ranch product retailer Tractor Supply Company.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Strong stock selection in both the retailing and autos & housing sectors positively impacted relative performance. Within the retailing sector, an overweight position in apparel retailer Burlington Stores (h), and not holding shares of specialty retailer Limited Brands, benefited relative returns. Shares of Limited Brands declined as a weak retail environment weighed on the company’s sales. Within

3

MFS Mid Cap Growth Series

Management Review – continued

the autos & housing sector, the fund’s overweight positions in construction aggregates producer Vulcan Materials and pool supply retailer Pool Corporation, in addition to not holding shares of poor-performing vehicle components manufacturer Delphi Automotive, supported relative results.

Elsewhere, overweighting computer graphics processors maker NVIDIA, cable services provider Charter Communications, plant-based food and beverage producer Whitewave Foods (h) and electrical connector and sensor manufacturer Amphenol aided relative results. Shares of NVIDIA benefited from strong demand for the company’s graphical processing units, in both the gaming and deep learning data center segments, which helped drive record results. Holding shares of strong-performing industrial and specialty chemical distributer Univar (b) also helped.

Respectfully,

Eric Fischman	Paul Gordon	Matthew Sabel
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	4/28/00	4.91%	13.90%	5.83%
Service Class	5/01/00	4.62%	13.63%	5.57%

Comparative benchmark
Russell Midcap® Growth Index (f)		7.33%	13.51%	7.83%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell Midcap® Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.68%	$1,000.00	$1,033.99	$3.48
	Hypothetical (h)	0.68%	$1,000.00	$1,021.72	$3.46
Service Class	Actual	0.92%	$1,000.00	$1,033.00	$4.70
	Hypothetical (h)	0.92%	$1,000.00	$1,020.51	$4.67

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian during the six month period. Had this one-time Reimbursement of Expenses by Custodian not occurred during the six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.81%, $4.14 and $4.12 for Initial Class and 1.05%, $5.37, and $5.33 for Service Class, respectively. See Note 2 in the Notes to Financial Statements for additional information.

6

MFS Mid Cap Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.5%
Aerospace – 2.0%
Leidos Holdings, Inc.	52,113	$2,665,059
TransDigm Group, Inc.	20,704	5,154,468

		$7,819,527

Alcoholic Beverages – 2.0%
Constellation Brands, Inc., “A”	49,966	$7,660,287

Apparel Manufacturers – 0.8%
Hanesbrands, Inc.	63,608	$1,372,025
PVH Corp.	17,843	1,610,152

		$2,982,177

Automotive – 2.0%
LKQ Corp. (a)	203,417	$6,234,731
Mobileye N.V. (a)	35,233	1,343,082

		$7,577,813

Biotechnology – 2.0%
Alexion Pharmaceuticals, Inc. (a)	17,660	$2,160,701
Biomarin Pharmaceutical, Inc. (a)	34,986	2,898,240
Regeneron Pharmaceuticals, Inc. (a)	6,879	2,525,212

		$7,584,153

Brokerage & Asset Managers – 2.9%
Blackstone Group LP	83,466	$2,256,086
Intercontinental Exchange, Inc.	61,620	3,476,600
NASDAQ, Inc.	81,071	5,441,486

		$11,174,172

Business Services – 12.5%
Bright Horizons Family Solutions, Inc. (a)	144,847	$10,142,187
CoStar Group, Inc. (a)	5,040	949,990
Equifax, Inc.	45,441	5,372,489
Fidelity National Information Services, Inc.	39,061	2,954,574
Fiserv, Inc. (a)	55,433	5,891,419
FleetCor Technologies, Inc. (a)	50,990	7,216,105
Gartner, Inc. (a)	58,159	5,878,130
Global Payments, Inc.	67,538	4,687,813
Tyler Technologies, Inc. (a)	8,279	1,181,993
Verisk Analytics, Inc., “A” (a)	44,723	3,630,166

		$47,904,866

Cable TV – 1.2%
Charter Communications, Inc., “A” (a)	15,764	$4,538,771

Computer Software – 3.7%
Akamai Technologies, Inc. (a)	29,385	$1,959,392
Autodesk, Inc. (a)	59,459	4,400,561
Cadence Design Systems, Inc. (a)	175,943	4,437,282
Sabre Corp.	135,609	3,383,445

		$14,180,680

Computer Software – Systems – 3.7%
Guidewire Software, Inc. (a)	25,586	$1,262,157
NICE Systems Ltd., ADR	23,475	1,614,141

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – continued
ServiceNow, Inc. (a)	25,014	$1,859,541
SS&C Technologies Holdings, Inc.	143,409	4,101,497
Vantiv, Inc., “A” (a)	87,086	5,192,067

		$14,029,403

Construction – 5.6%
Armstrong World Industries, Inc. (a)	36,086	$1,508,395
Fortune Brands Home & Security, Inc.	33,183	1,773,963
Lennox International, Inc.	26,753	4,097,757
Masco Corp.	44,910	1,420,054
Pool Corp.	41,356	4,315,085
Siteone Landscape Supply, Inc. (a)	42,820	1,487,139
Vulcan Materials Co.	54,288	6,794,143

		$21,396,536

Consumer Products – 1.4%
Newell Brands, Inc.	121,331	$5,417,429

Consumer Services – 1.7%
Nord Anglia Education, Inc. (a)(l)	121,386	$2,828,294
Priceline Group, Inc. (a)	1,663	2,438,058
ServiceMaster Global Holdings, Inc. (a)	33,542	1,263,527

		$6,529,879

Containers – 1.3%
CCL Industries, Inc.	14,141	$2,778,383
Crown Holdings, Inc. (a)	42,372	2,227,496

		$5,005,879

Electrical Equipment – 5.4%
Acuity Brands, Inc.	3,814	$880,500
AMETEK, Inc.	122,037	5,930,998
Amphenol Corp., “A”	127,131	8,543,203
Mettler-Toledo International, Inc. (a)	10,652	4,458,501
MSC Industrial Direct Co., Inc., “A”	8,624	796,771

		$20,609,973

Electronics – 4.8%
Inphi Corp. (a)	24,731	$1,103,497
Monolithic Power Systems, Inc.	38,127	3,123,745
NVIDIA Corp.	95,655	10,210,215
Silicon Laboratories, Inc. (a)	60,674	3,943,810

		$18,381,267

Energy – Independent – 1.1%
Energen Corp. (a)	37,292	$2,150,630
Parsley Energy, Inc., “A” (a)	60,505	2,132,196

		$4,282,826

Entertainment – 1.2%
Netflix, Inc. (a)	37,586	$4,653,147

Food & Beverages – 2.8%
Blue Buffalo Pet Products, Inc. (a)	75,663	$1,818,939
Chr. Hansen Holding A.S.	27,571	1,526,799

7

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Food & Beverages – continued
J.M. Smucker Co.	23,304	$2,984,310
Mead Johnson Nutrition Co., “A”	26,505	1,875,494
Monster Beverage Corp. (a)	52,326	2,320,135

		$10,525,677

Gaming & Lodging – 1.2%
MGM Mirage (a)	109,641	$3,160,950
Paddy Power PLC	12,547	1,356,871

		$4,517,821

General Merchandise – 2.0%
Dollar Tree, Inc. (a)	63,578	$4,906,950
Five Below, Inc. (a)	68,195	2,725,072

		$7,632,022

Insurance – 1.4%
Aon PLC	47,733	$5,323,661

Internet – 0.8%
LogMeIn, Inc.	31,590	$3,050,015

Leisure & Toys – 1.4%
Electronic Arts, Inc. (a)	70,206	$5,529,425

Machinery & Tools – 6.1%
Colfax Corp. (a)	59,295	$2,130,469
Flowserve Corp.	84,575	4,063,829
Roper Technologies, Inc.	46,600	8,531,528
SPX FLOW, Inc. (a)	31,055	995,623
WABCO Holdings, Inc. (a)	48,525	5,150,929
Xylem, Inc.	46,543	2,304,809

		$23,177,187

Medical & Health Technology & Services – 1.9%
Henry Schein, Inc. (a)	32,489	$4,928,906
VCA, Inc. (a)	34,826	2,390,805

		$7,319,711

Medical Equipment – 7.6%
C.R. Bard, Inc.	28,431	$6,387,308
Cooper Cos., Inc.	19,566	3,422,680
DexCom, Inc. (a)	27,606	1,648,078
Edwards Lifesciences Corp. (a)	23,751	2,225,469
Integra LifeSciences Holdings Corp. (a)	23,825	2,043,947
PerkinElmer, Inc.	123,315	6,430,877
Steris PLC	48,011	3,235,461
VWR Corp. (a)	142,023	3,554,836

		$28,948,656

Network & Telecom – 0.5%
Harris Corp.	16,739	$1,715,245

Other Banks & Diversified Financials – 3.4%
Element Fleet Management Corp.	187,927	$1,743,992
First Republic Bank	52,784	4,863,518
Mastercard, Inc., “A”	45,987	4,748,158
Zions Bancorporation	35,172	1,513,803

		$12,869,471

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Pollution Control – 0.7%
Clean Harbors, Inc. (a)	45,548	$2,534,746

Railroad & Shipping – 0.9%
Kansas City Southern Co.	41,102	$3,487,505

Real Estate – 1.1%
Extra Space Storage, Inc., REIT	54,546	$4,213,133

Restaurants – 3.9%
Aramark	220,367	$7,871,509
Domino’s Pizza, Inc.	15,570	2,479,369
Domino’s Pizza Group PLC	319,602	1,416,703
Dunkin Brands Group, Inc.	63,053	3,306,499

		$15,074,080

Specialty Chemicals – 1.6%
Axalta Coating Systems Ltd. (a)	109,335	$2,973,912
Univar, Inc. (a)	108,682	3,083,308

		$6,057,220

Specialty Stores – 5.3%
Lululemon Athletica, Inc. (a)	29,479	$1,915,840
O’Reilly Automotive, Inc. (a)	23,091	6,428,765
Ross Stores, Inc.	104,159	6,832,830
Tractor Supply Co.	64,250	4,870,793

		$20,048,228

Telecommunications – Wireless – 1.6%
SBA Communications Corp. (a)	60,355	$6,232,257

Total Common Stocks (Identified Cost, $274,401,947)		$379,984,845

MONEY MARKET FUNDS – 0.7%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $2,584,519)	2,584,523	$2,584,523

COLLATERAL FOR SECURITIES LOANED – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.50% (j) (Identified Cost, $117,135)	117,135	$117,135

Total Investments (Identified Cost, $277,103,601)		$382,686,503

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(931,998)

NET ASSETS – 100.0%		$381,754,505

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $274,519,082)	$380,101,980
Underlying affiliated funds, at value (identified cost, $2,584,519)	2,584,523
Total investments, at value, including $114,916 of securities on loan (identified cost, $277,103,601)	$382,686,503
Receivables for
Fund shares sold	16,168
Interest and dividends	109,954
Total assets		$382,812,625
Liabilities
Payable for fund shares reacquired	$836,557
Collateral for securities loaned, at value	117,135
Payable to affiliates
Investment adviser	23,941
Shareholder servicing costs	552
Distribution and/or service fees	1,807
Payable for independent Trustees’ compensation	50
Accrued expenses and other liabilities	78,078
Total liabilities		$1,058,120
Net assets		$381,754,505
Net assets consist of
Paid-in capital	$253,225,298
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	105,582,362
Accumulated net realized gain (loss) on investments and foreign currency	22,544,755
Undistributed net investment income	402,090
Net assets		$381,754,505
Shares of beneficial interest outstanding		48,515,042

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$294,225,888	36,942,480	$7.96
Service Class	87,528,617	11,572,562	7.56

See Notes to Financial Statements

9

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$3,373,577
Interest	87,528
Other	26,246
Dividends from underlying affiliated funds	23,303
Foreign taxes withheld	(8,945)
Total investment income		$3,501,709
Expenses
Management fee	$2,921,486
Distribution and/or service fees	212,158
Shareholder servicing costs	19,901
Administrative services fee	70,388
Independent Trustees’ compensation	11,046
Custodian fee	35,968
Reimbursement of custodian expenses	(251,237)
Shareholder communications	26,638
Audit and tax fees	53,747
Legal fees	3,895
Miscellaneous	23,821
Total expenses		$3,127,811
Reduction of expenses by investment adviser	(27,672)
Net expenses		$3,100,139
Net investment income		$401,570
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$24,066,178
Underlying affiliated funds	52
Foreign currency	520
Net realized gain (loss) on investments and foreign currency		$24,066,750
Change in unrealized appreciation (depreciation)
Investments	$(6,121,822)
Translation of assets and liabilities in foreign currencies	(679)
Net unrealized gain (loss) on investments and foreign currency translation		$(6,122,501)
Net realized and unrealized gain (loss) on investments and foreign currency		$17,944,249
Change in net assets from operations		$18,345,819

See Notes to Financial Statements

10

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income (loss)	$401,570	$(1,658,477)
Net realized gain (loss) on investments and foreign currency	24,066,750	32,059,153
Net unrealized gain (loss) on investments and foreign currency translation	(6,122,501)	(8,819,546)
Change in net assets from operations	$18,345,819	$21,581,130
Distributions declared to shareholders
From net realized gain on investments	$(30,751,813)	$(42,235,087)
Change in net assets from fund share transactions	$(17,601,424)	$(20,270,732)
Total change in net assets	$(30,007,418)	$(40,924,689)
Net assets
At beginning of period	411,761,923	452,686,612
At end of period (including undistributed net investment income of $402,090 and $0, respectively)	$381,754,505	$411,761,923

See Notes to Financial Statements

11

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$8.21		$8.76	$9.00	$6.56	$5.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	(c)	$(0.03)	$(0.03)	$(0.02)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	0.41		0.39	0.80	2.49	0.94
Total from investment operations	$0.42		$0.36	$0.77	$2.47	$0.93
Less distributions declared to shareholders
From net realized gain on investments	$(0.67)		$(0.91)	$(1.01)	$(0.03)	$—
Net asset value, end of period (x)	$7.96		$8.21	$8.76	$9.00	$6.56
Total return (%) (k)(r)(s)(x)	4.91	(c)	4.61	8.86	37.72	16.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	(c)	0.81	0.81	0.81	0.89
Expenses after expense reductions (f)	0.74	(c)	0.80	0.80	0.81	0.89
Net investment income (loss)	0.15	(c)	(0.33)	(0.34)	(0.26)	(0.10)
Portfolio turnover	37		37	49	62	65
Net assets at end of period (000 omitted)	$294,226		$324,754	$363,788	$393,212	$359,488

See Notes to Financial Statements

12

MFS Mid Cap Growth Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$7.85		$8.43	$8.72	$6.38	$5.48
Income (loss) from investment operations
Net investment loss (d)	$(0.01	)(c)	$(0.05)	$(0.05)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.39		0.38	0.77	2.41	0.92
Total from investment operations	$0.38		$0.33	$0.72	$2.37	$0.90
Less distributions declared to shareholders
From net realized gain on investments	$(0.67)		$(0.91)	$(1.01)	$(0.03)	$—
Net asset value, end of period (x)	$7.56		$7.85	$8.43	$8.72	$6.38
Total return (%) (k)(r)(s)(x)	4.62	(c)	4.43	8.56	37.22	16.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	(c)	1.06	1.06	1.06	1.14
Expenses after expense reductions (f)	0.99	(c)	1.05	1.05	1.06	1.14
Net investment loss	(0.08	)(c)	(0.57)	(0.59)	(0.51)	(0.35)
Portfolio turnover	37		37	49	62	65
Net assets at end of period (000 omitted)	$87,529		$87,008	$88,899	$90,854	$76,779

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Mid Cap Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and

14

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$365,376,581	$—	$—	$365,376,581
Canada	4,522,374	—	—	4,522,374
Israel	2,957,223	—	—	2,957,223
Hong Kong	2,828,294	—	—	2,828,294
Denmark	1,526,799	—	—	1,526,799
United Kingdom	—	1,416,703	—	1,416,703
Ireland	1,356,871	—	—	1,356,871
Mutual Funds	2,701,658	—	—	2,701,658
Total Investments	$381,269,800	$1,416,703	$—	$382,686,503

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $1,526,799 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $114,916. The fair value of the fund’s investment securities on loan and a related liability of $117,135 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability

15

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$—	$11,579,972
Long-term capital gains	30,751,813	30,655,115
Total distributions	$30,751,813	$42,235,087

16

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$277,604,476
Gross appreciation	108,806,101
Gross depreciation	(3,724,074)
Net unrealized appreciation (depreciation)	$105,082,027
Undistributed ordinary income	402,090
Undistributed long-term capital gain	23,045,630
Other temporary differences	(540)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$23,710,487	$33,110,175
Service Class	7,041,326	9,124,912
Total	$30,751,813	$42,235,087

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $27,672, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $17,154, which equated to 0.0044% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $2,747.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0181% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly

17

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $772 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,203,023 and $863,315, respectively. The sales transactions resulted in net realized gains (losses) of $262,985.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $144,194,295 and $186,189,054, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,145,319	$9,157,568	2,314,642	$19,663,750
Service Class	2,367,351	18,135,281	1,902,483	16,016,393
	3,512,670	$27,292,849	4,217,125	$35,680,143
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,909,262	$23,710,487	4,234,038	$33,110,175
Service Class	908,558	7,041,326	1,219,908	9,124,912
	3,817,820	$30,751,813	5,453,946	$42,235,087
Shares reacquired
Initial Class	(6,654,934)	$(54,279,464)	(8,536,082)	$(76,384,073)
Service Class	(2,788,211)	(21,366,622)	(2,580,067)	(21,801,889)
	(9,443,145)	$(75,646,086)	(11,116,149)	$(98,185,962)
Net change
Initial Class	(2,600,353)	$(21,411,409)	(1,987,402)	$(23,610,148)
Service Class	487,698	3,809,985	542,324	3,339,416
	(2,112,655)	$(17,601,424)	(1,445,078)	$(20,270,732)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 32%, 10%, and 6%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks

18

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $2,476 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	9,278,652	68,307,979	(75,002,108)	2,584,523

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$52	$—	$23,303	$2,584,523

19

MFS Mid Cap Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

20

MFS Mid Cap Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

21

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Eric Fischman Paul Gordon Matthew Sabel

22

MFS Mid Cap Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

24

MFS Mid Cap Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $33,827,000 as capital gain dividends paid during the fiscal year.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2016

MFS® NEW DISCOVERY SERIES

MFS® Variable Insurance Trust

VND-ANN

MFS® NEW DISCOVERY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS New Discovery Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	3.2%
Berry Plastics Group, Inc.	2.0%
Steris PLC	1.6%
Healthcare Services Group, Inc.	1.6%
Live Nation, Inc.	1.6%
SS&C Technologies Holdings, Inc.	1.5%
NICE Systems Ltd., ADR	1.4%
GMS, Inc.	1.4%
Sabre Corp.	1.4%
Axalta Coating Systems Ltd.	1.4%

Equity sectors
Health Care	21.0%
Technology	16.6%
Special Products & Services	12.3%
Basic Materials	9.0%
Financial Services	8.0%
Industrial Goods & Services	7.8%
Autos & Housing	7.6%
Leisure	7.5%
Retailing	3.2%
Consumer Staples	2.9%
Energy	1.3%
Transportation	1.0%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS New Discovery Series (“fund”) provided a total return of 9.05%, while Service Class shares of the fund provided a total return of 8.80%. These compare with a return of 11.32% over the same period for the fund’s benchmark, the Russell 2000® Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Stock selection and, to a lesser extent, an underweight position in the industrial goods & services sector detracted from performance relative to the Russell 2000® Growth Index. However, there were no stocks within this sector that were among the fund’s top relative detractors over the reporting period.

Stock selection in both the special products & services and technology sectors also hurt relative results. There were no stocks within the special products & services sector that were among the fund’s top relative detractors over the reporting period. Within the technology sector, the fund’s positions in financial services software designer SS&C Technologies (b) and technology solutions provider to the travel and tourism industry, Sabre (b), held back relative results. Shares of SS&C came under pressure during the year due to financial services industry headwinds as the number of hedge funds and other alternative asset managers who use SS&C’s products have been in decline recently. Additionally, not holding a position in global semiconductor company Advanced Micro Devices, and an overweight position in information security services provider SecureWorks, also hindered relative performance.

Other top relative detractors during the reporting period included the fund’s overweight positions in independent and freestanding emergency room provider Adeptus Health (h), recycling and resale automotive parts company Fenix Parts, women’s healthcare products company TherapeuticsMD and self-storage property operator Life Storage. Shares of Adeptus Health traded lower following disappointing earnings results due to volume weakness as a result of increased competitive pressures. In addition, the company reported a material weakness in their internal controls that led to concerns of possible insurance fraud. The fund’s position in pharmaceutical company Ionis Pharmaceuticals (b)(h) further dampened relative returns.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

3

MFS New Discovery Series

Management Review – continued

Contributors to Performance

Security selection and, to a lesser extent, an overweight position in the health care sector contributed to relative performance. The fund’s overweight position in medical technology company Masimo and biopharmaceutical firm Tesaro bolstered relative results. Shares of Masimo appreciated throughout the reporting period due to continued strong growth as a result of increased hospital utilization, new customer wins, and recent successful product launches.

Security selection and, to a lesser extent, an underweight position in the retailing sector also benefited relative performance. An overweight position in discount retailer Ollie’s Bargain Outlet contributed to relative results as the stock turned in strong performance relative to the benchmark.

Stock selection in the energy sector further contributed to relative returns. Here, the fund’s position in strong-performing oilfield products company Forum Energy Technologies (b) aided relative performance.

Stocks in other sectors that benefited relative results included overweight positions in enterprise-class cloud commerce solutions provider Demandware (h), transportation services company Swift Transportation and specialty chemical manufacturer Ingevity. Shares of Demandware rose after the company announced it was being acquired by cloud computing company Salesforce.com. The timing of the fund’s ownership in shares of consumer packaging manufacturer Berry Plastics, and the fund’s positions in defense company Leidos Holdings (b) and specialty chemical company Albemarle Corp (b)(h), further contributed to relative performance.

Respectfully,

Paul Gordon	Michael Grossman
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Series

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/01/98	9.05%	11.23%	7.77%
Service Class	5/01/00	8.80%	10.95%	7.50%

Comparative benchmark
Russell 2000® Growth Index (f)		11.32%	13.74%	7.76%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 2000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.90%	$1,000.00	$1,081.44	$4.71
	Hypothetical (h)	0.90%	$1,000.00	$1,020.61	$4.57
Service Class	Actual	1.15%	$1,000.00	$1,079.77	$6.01
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.04% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS New Discovery Series

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.2%
Aerospace – 1.9%
HEICO Corp.	47,973	$3,701,117
Leidos Holdings, Inc.	170,886	8,739,110

		$12,440,227

Automotive – 2.4%
Fenix Parts, Inc. (a)	787,064	$2,219,520
Harman International Industries, Inc.	56,575	6,288,877
Kar Auction Services, Inc.	177,454	7,563,089

		$16,071,486

Biotechnology – 3.4%
ACADIA Pharmaceuticals, Inc. (a)(l)	67,372	$1,943,008
Alder Biopharmaceuticals, Inc. (a)	55,357	1,151,426
Amicus Therapeutics, Inc. (a)	374,620	1,861,861
Bio-Techne Corp.	31,693	3,258,991
Exact Sciences Corp. (a)	126,833	1,694,489
MiMedx Group, Inc. (a)(l)	378,226	3,351,082
Neurocrine Biosciences, Inc. (a)	46,323	1,792,700
Spark Therapeutics, Inc. (a)	42,879	2,139,662
Tesaro, Inc. (a)	34,897	4,692,949
VTV Therapeutics, Inc. (a)	164,702	795,511

		$22,681,679

Brokerage & Asset Managers – 1.2%
NASDAQ, Inc.	70,317	$4,719,677
Raymond James Financial, Inc.	47,186	3,268,574

		$7,988,251

Business Services – 9.8%
Bright Horizons Family Solutions, Inc. (a)	304,070	$21,290,981
CoStar Group, Inc. (a)	23,691	4,465,517
Gartner, Inc. (a)	62,360	6,302,725
Global Payments, Inc.	85,102	5,906,930
NOW, Inc. (a)	121,056	2,478,016
Travelport Worldwide Ltd.	367,163	5,176,998
Tyler Technologies, Inc. (a)	20,147	2,876,387
Ultimate Software Group, Inc. (a)	31,222	5,693,332
WNS (Holdings) Ltd., ADR (a)	210,441	5,797,650
Zendesk, Inc. (a)	273,174	5,791,289

		$65,779,825

Chemicals – 1.8%
FMC Corp.	72,557	$4,103,824
Ingevity Corp. (a)	141,259	7,749,469

		$11,853,293

Computer Software – 6.1%
2U, Inc. (a)	172,148	$5,190,262
Aspen Technology, Inc. (a)	144,807	7,918,047
Cadence Design Systems, Inc. (a)	305,371	7,701,457
Paylocity Holding Corp. (a)	138,543	4,157,675
Sabre Corp.	379,999	9,480,975
SecureWorks Corp. (a)	318,912	3,377,278

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – continued
Twilio, Inc., “A” (a)	102,303	$2,951,442

		$40,777,136

Computer Software – Systems – 5.8%
Kinaxis, Inc. (a)	69,428	$3,231,855
Model N, Inc. (a)	330,798	2,927,562
NICE Systems Ltd., ADR	139,667	9,603,503
Proofpoint, Inc. (a)	58,104	4,105,048
Q2 Holdings, Inc. (a)	221,811	6,399,247
Rapid7, Inc. (a)	235,422	2,865,086
SS&C Technologies Holdings, Inc.	348,216	9,958,978

		$39,091,279

Construction – 5.3%
GMS, Inc. (a)	327,812	$9,598,335
Lennox International, Inc.	34,416	5,271,499
Pool Corp.	42,612	4,446,136
Siteone Landscape Supply, Inc. (a)	236,833	8,225,210
Summit Materials, Inc., “A” (a)	235,920	5,612,548
Techtronic Industries Co. Ltd.	621,500	2,228,087

		$35,381,815

Consumer Products – 0.2%
E.L.F. Beauty, Inc. (a)	37,014	$1,071,185

Consumer Services – 1.3%
Carriage Services, Inc.	133,836	$3,833,063
Nord Anglia Education, Inc. (a)(l)	218,679	5,095,221

		$8,928,284

Containers – 2.0%
Berry Plastics Group, Inc. (a)	282,900	$13,785,717

Electrical Equipment – 0.5%
WESCO International, Inc. (a)	51,828	$3,449,153

Electronics – 3.4%
Inphi Corp. (a)	135,292	$6,036,729
Mellanox Technologies Ltd. (a)	42,259	1,728,393
Monolithic Power Systems, Inc.	84,440	6,918,169
Silicon Laboratories, Inc. (a)	122,332	7,951,580

		$22,634,871

Engineering – Construction – 0.7%
Team, Inc. (a)	112,600	$4,419,550

Entertainment – 1.6%
Live Nation, Inc. (a)	411,712	$10,951,539

Food & Beverages – 2.7%
Blue Buffalo Pet Products, Inc. (a)	144,968	$3,485,031
Cal-Maine Foods, Inc.	104,930	4,635,283
Flex Pharma, Inc. (a)	135,844	717,256
Greencore Group PLC	1,452,981	4,413,961
Snyders-Lance, Inc.	136,011	5,214,662

		$18,466,193

7

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
General Merchandise – 1.5%
Five Below, Inc. (a)	179,261	$7,163,270
Ollie’s Bargain Outlet Holdings, Inc. (a)	110,475	3,143,014

		$10,306,284

Internet – 1.3%
LogMeIn, Inc.	92,050	$8,887,428

Machinery & Tools – 3.5%
Allison Transmission Holdings, Inc.	200,130	$6,742,380
Ritchie Bros. Auctioneers, Inc.	145,835	4,958,390
SPX FLOW, Inc. (a)	200,806	6,437,840
WABCO Holdings, Inc. (a)	50,002	5,307,712

		$23,446,322

Medical & Health Technology & Services – 6.1%
Capital Senior Living Corp. (a)	255,886	$4,106,970
Healthcare Services Group, Inc.	281,348	11,020,401
INC Research Holdings, Inc., “A” (a)	87,872	4,622,067
MEDNAX, Inc. (a)	101,100	6,739,326
Medpace Holdings, Inc. (a)	116,179	4,190,577
Teladoc, Inc. (a)(l)	251,066	4,142,589
VCA, Inc. (a)	89,244	6,126,601

		$40,948,531

Medical Equipment – 10.1%
DexCom, Inc. (a)	47,663	$2,845,481
ICU Medical, Inc. (a)	37,929	5,588,838
Insulet Corp. (a)	105,281	3,966,988
Integra LifeSciences Holdings Corp. (a)	59,836	5,133,330
iRhythm Technologies, Inc. (a)(l)	79,724	2,391,720
Masimo Corp. (a)	116,098	7,825,005
Merit Medical Systems, Inc. (a)	176,404	4,674,706
Nevro Corp. (a)	35,907	2,609,003
NxStage Medical, Inc. (a)	265,905	6,969,370
Obalon Therapeutics, Inc. (a)	177,541	1,571,238
PerkinElmer, Inc.	151,831	7,917,987
Steris PLC	164,802	11,106,007
VWR Corp. (a)	219,330	5,489,830

		$68,089,503

Oil Services – 1.3%
Forum Energy Technologies, Inc. (a)	254,203	$5,592,466
Patterson-UTI Energy, Inc.	126,038	3,392,943

		$8,985,409

Other Banks & Diversified Financials – 4.7%
Bank of The Ozarks, Inc.	119,612	$6,290,395
Element Fleet Management Corp.	552,076	5,123,351
First Republic Bank	30,804	2,838,281
Texas Capital Bancshares, Inc. (a)	64,745	5,076,008
Webster Financial Corp.	117,061	6,354,071
Wintrust Financial Corp.	86,262	6,260,033

		$31,942,139

Pharmaceuticals – 1.4%
Aratana Therapeutics, Inc. (a)	370,498	$2,660,176
Collegium Pharmaceutical, Inc. (a)	170,163	2,649,438

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Pharmaceuticals – continued
MediWound Ltd. (a)	180,956	$823,350
TherapeuticsMD, Inc. (a)(l)	574,779	3,316,475

		$9,449,439

Pollution Control – 1.3%
Clean Harbors, Inc. (a)	127,631	$7,102,665
Stericycle, Inc. (a)	24,920	1,919,837

		$9,022,502

Railroad & Shipping – 0.3%
StealthGas, Inc. (a)	575,986	$1,946,833

Real Estate – 2.1%
Big Yellow Group PLC, REIT	279,066	$2,368,458
Life Storage, Inc., REIT	67,004	5,712,761
Tanger Factory Outlet Centers, Inc., REIT	171,451	6,134,517

		$14,215,736

Restaurants – 5.8%
Dave & Buster’s, Inc. (a)	115,245	$6,488,294
Domino’s Pizza, Inc.	20,023	3,188,463
Domino’s Pizza Group PLC	959,280	4,252,210
Dunkin Brands Group, Inc.	95,620	5,014,313
Performance Food Group Co. (a)	173,417	4,162,008
U.S. Foods Holding Corp. (a)	257,454	7,074,836
Wingstop, Inc. (l)	136,685	4,044,509
Zoe’s Kitchen, Inc. (a)(l)	208,364	4,998,652

		$39,223,285

Special Products & Services – 1.2%
Boyd Group Income Fund, IEU	106,771	$6,803,952
Nexeo Solutions Holdings LLC (a)(z)	134,847	1,364,652

		$8,168,604

Specialty Chemicals – 5.1%
Axalta Coating Systems Ltd. (a)	340,344	$9,257,357
Ferroglobe PLC	453,344	4,909,716
Ferroglobe R&W Trust (a)	453,344	0
Nexeo Solutions, Inc., EU (a)	331,219	3,351,936
PolyOne Corp.	126,780	4,062,031
RPM International, Inc.	139,699	7,519,997
Univar, Inc. (a)	194,452	5,516,603

		$34,617,640

Specialty Stores – 1.7%
Citi Trends, Inc.	266,824	$5,026,964
Michaels Co., Inc. (a)	157,373	3,218,278
Urban Outfitters, Inc. (a)	111,585	3,177,941

		$11,423,183

Trucking – 0.7%
Swift Transportation Co. (a)	188,820	$4,599,653

Total Common Stocks (Identified Cost, $558,598,065)		$661,043,974

8

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
MONEY MARKET FUNDS – 2.0%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $13,656,209)	13,656,231	$13,656,231

COLLATERAL FOR SECURITIES LOANED – 1.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.50% (j) (Identified Cost, $8,908,269)	8,908,269	$8,908,269

Total Investments (Identified Cost, $581,162,543)		$683,608,474

OTHER ASSETS, LESS LIABILITIES – (1.5)%		(10,356,603)

NET ASSETS – 100.0%		$673,251,871

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Nexeo Solutions Holdings LLC	5/06/16	$1,348,470	$1,364,652
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

EU	Equity Unit

IEU	International Equity Unit

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $567,506,334)	$669,952,243
Underlying affiliated funds, at value (identified cost, $13,656,209)	13,656,231
Total investments, at value, including $9,900,808 of securities on loan (identified cost, $581,162,543)	$683,608,474
Receivables for
Fund shares sold	8,324
Interest and dividends	309,246
Total assets		$683,926,044
Liabilities
Payable for fund shares reacquired	$1,547,887
Collateral for securities loaned, at value (c)	8,908,269
Payable to affiliates
Investment adviser	52,471
Shareholder servicing costs	1,348
Distribution and/or service fees	7,843
Payable for independent Trustees’ compensation	144
Accrued expenses and other liabilities	156,211
Total liabilities		$10,674,173
Net assets		$673,251,871
Net assets consist of
Paid-in capital	$562,372,406
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	102,444,135
Accumulated net realized gain (loss) on investments and foreign currency	8,435,330
Net assets		$673,251,871
Shares of beneficial interest outstanding		43,443,946

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$292,367,990	18,068,826	$16.18
Service Class	380,883,881	25,375,120	15.01

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

10

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment loss
Income
Dividends	$5,586,358
Income on securities loaned	610,844
Dividends from underlying affiliated funds	78,865
Other	14,592
Foreign taxes withheld	(43,797)
Total investment income		$6,246,862
Expenses
Management fee	$5,973,338
Distribution and/or service fees	932,346
Shareholder servicing costs	51,702
Administrative services fee	112,985
Independent Trustees’ compensation	18,679
Custodian fee	50,174
Reimbursement of custodian expenses	(131,626)
Shareholder communications	101,425
Audit and tax fees	55,337
Legal fees	6,456
Miscellaneous	31,355
Total expenses		$7,202,171
Reduction of expenses by investment adviser	(154,107)
Net expenses		$7,048,064
Net investment loss		$(801,202)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$15,035,077
Underlying affiliated funds	(131)
Foreign currency	(16,646)
Net realized gain (loss) on investments and foreign currency		$15,018,300
Change in unrealized appreciation (depreciation)
Investments	$42,662,938
Translation of assets and liabilities in foreign currencies	(1,806)
Net unrealized gain (loss) on investments and foreign currency translation		$42,661,132
Net realized and unrealized gain (loss) on investments and foreign currency		$57,679,432
Change in net assets from operations		$56,878,230

See Notes to Financial Statements

11

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment loss	$(801,202)	$(5,088,364)
Net realized gain (loss) on investments and foreign currency	15,018,300	42,740,504
Net unrealized gain (loss) on investments and foreign currency translation	42,661,132	(47,368,882)
Change in net assets from operations	$56,878,230	$(9,716,742)
Distributions declared to shareholders
From net realized gain on investments	$(30,806,227)	$(25,964,753)
Change in net assets from fund share transactions	$(53,937,710)	$(123,920,193)
Total change in net assets	$(27,865,707)	$(159,601,688)
Net assets
At beginning of period	701,117,578	860,719,266
At end of period	$673,251,871	$701,117,578

See Notes to Financial Statements

12

MFS New Discovery Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$15.49		$16.32	$22.07	$15.72	$14.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(c)(w)	$(0.08)	$(0.09)	$(0.08)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	1.40		(0.22)	(1.42)	6.59	3.00
Total from investment operations	$1.40		$(0.30)	$(1.51)	$6.51	$2.95
Less distributions declared to shareholders
From net realized gain on investments	$(0.71)		$(0.53)	$(4.24)	$(0.16)	$(1.52)
Net asset value, end of period (x)	$16.18		$15.49	$16.32	$22.07	$15.72
Total return (%) (k)(r)(s)(x)	9.05	(c)	(1.89)	(7.26)	41.52	21.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	(c)	0.96	0.96	0.96	0.97
Expenses after expense reductions (f)	0.92	(c)	0.94	0.95	0.96	0.97
Net investment income (loss)	0.02	(c)	(0.48)	(0.46)	(0.44)	(0.29)
Portfolio turnover	63		60	96	104	122
Net assets at end of period (000 omitted)	$292,368		$312,151	$391,474	$424,432	$395,107

See Notes to Financial Statements

13

MFS New Discovery Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$14.45		$15.30	$21.02	$15.01	$13.74
Income (loss) from investment operations
Net investment loss (d)	$(0.03	)(c)	$(0.11)	$(0.13)	$(0.12)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	1.30		(0.21)	(1.35)	6.29	2.87
Total from investment operations	$1.27		$(0.32)	$(1.48)	$6.17	$2.79
Less distributions declared to shareholders
From net realized gain on investments	$(0.71)		$(0.53)	$(4.24)	$(0.16)	$(1.52)
Net asset value, end of period (x)	$15.01		$14.45	$15.30	$21.02	$15.01
Total return (%) (k)(r)(s)(x)	8.80	(c)	(2.15)	(7.49)	41.22	20.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	(c)	1.21	1.21	1.21	1.22
Expenses after expense reductions (f)	1.17	(c)	1.19	1.20	1.21	1.22
Net investment loss	(0.23	)(c)	(0.73)	(0.72)	(0.69)	(0.53)
Portfolio turnover	63		60	96	104	122
Net assets at end of period (000 omitted)	$380,884		$388,966	$469,245	$578,617	$393,224

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS New Discovery Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

15

MFS New Discovery Series

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$604,397,153	$—	$0	$604,397,153
Canada	20,117,548	—	—	20,117,548
United Kingdom	4,413,961	6,620,668	—	11,034,629
Israel	10,426,853	—	—	10,426,853
Hong Kong	7,323,308	—	—	7,323,308
India	5,797,650	—	—	5,797,650
Greece	1,946,833	—	—	1,946,833
Mutual Funds	22,564,500	—	—	22,564,500
Total Investments	$676,987,806	$6,620,668	$0	$683,608,474

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/15	$—
Received as part of corporate action	0
Balance as of 12/31/16	$0

The net change in unrealized appreciation (depreciation) from investments held as level 3 at December 31, 2016 is $0. At December 31, 2016, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the

16

MFS New Discovery Series

Notes to Financial Statements – continued

shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $9,900,808. The fair value of the fund’s investment securities on loan and a related liability of $8,908,269 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $1,353,333. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$13,356,581	$—
Long-term capital gains	17,449,646	25,964,753
Total distributions	$30,806,227	$25,964,753

17

MFS New Discovery Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$586,680,647
Gross appreciation	131,197,630
Gross depreciation	(34,269,803)
Net unrealized appreciation (depreciation)	$96,927,827
Undistributed long-term capital gain	13,953,434
Other temporary differences	(1,796)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$12,970,432	$10,547,386
Service Class	17,835,795	15,417,367
Total	$30,806,227	$25,964,753

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $47,096, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment related expenses, such that total annual operating expenses do not exceed 0.94% of average daily net assets for the Initial Class shares and 1.19% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, this reduction amounted to $107,011 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $45,799, which equated to 0.0069% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $5,903.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The

18

MFS New Discovery Series

Notes to Financial Statements – continued

fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0170% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $1,317 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $3,296,883 and $2,450,017, respectively. The sales transactions resulted in net realized gains (losses) of $(115,573).

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $411,033,099 and $487,359,350, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,066,459	$16,342,493	1,819,811	$30,303,575
Service Class	2,850,524	39,420,051	7,789,496	120,920,972
	3,916,983	$55,762,544	9,609,307	$151,224,547
Shares issued to shareholders in reinvestment of distributions
Initial Class	806,118	$12,970,432	677,417	$10,547,386
Service Class	1,193,828	17,835,795	1,060,342	15,417,367
	1,999,946	$30,806,227	1,737,759	$25,964,753
Shares reacquired
Initial Class	(3,952,877)	$(60,803,571)	(6,328,466)	$(106,724,000)
Service Class	(5,580,054)	(79,702,910)	(12,599,958)	(194,385,493)
	(9,532,931)	$(140,506,481)	(18,928,424)	$(301,109,493)
Net change
Initial Class	(2,080,300)	$(31,490,646)	(3,831,238)	$(65,873,039)
Service Class	(1,535,702)	(22,447,064)	(3,750,120)	(58,047,154)
	(3,616,002)	$(53,937,710)	(7,581,358)	$(123,920,193)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 4%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund.

19

MFS New Discovery Series

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $4,048 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	23,019,974	223,824,362	(233,188,105)	13,656,231

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(131)	$—	$78,865	$13,656,231

20

MFS New Discovery Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

21

MFS New Discovery Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

22

MFS New Discovery Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Paul Gordon Michael Grossman

23

MFS New Discovery Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund and its retail counterpart, MFS New Discovery Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s

24

MFS New Discovery Series

Board Review of Investment Advisory Agreement – continued

retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

25

MFS New Discovery Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $19,195,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 20.51% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2016

MFS® TOTAL RETURN BOND SERIES

MFS® Variable Insurance Trust

VFB-ANN

MFS® TOTAL RETURN BOND SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Bond Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Total Return Bond Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	36.4%
Mortgage-Backed Securities	22.2%
U.S. Treasury Securities	15.7%
Commercial Mortgage-Backed Securities	10.1%
High Yield Corporates	7.7%
Collateralized Debt Obligations	3.1%
Asset-Backed Securities	2.9%
U.S. Government Agencies	2.2%
Municipal Bonds	0.7%
Emerging Markets Bonds	0.2%
Residential Mortgage-Backed Securities	0.1%

Composition including fixed income credit quality (a)(i)
AAA	11.4%
AA	2.3%
A	12.5%
BBB	25.3%
BB	6.7%
B	2.5%
CCC	0.5%
C (o)	0.0%
D (o)	0.0%
U.S. Government	9.1%
Federal Agencies	24.4%
Not Rated	6.6%
Non-Fixed Income	(0.1)%
Cash & Cash Equivalents	5.3%
Other	(6.5)

Portfolio facts (i)
Average Duration (d)	5.7
Average Effective Maturity (m)	8.6 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

2

MFS Total Return Bond Series

Portfolio Composition – continued

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

3

MFS Total Return Bond Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Total Return Bond Series (“fund”) provided a total return of 4.23%, while Service Class shares of the fund provided a total return of 4.01%. These compare with a return of 2.65% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (formerly “Barclays U.S. Aggregate Bond Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.
Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s overweight allocation to industrials and financial institutions positively impacted performance, as both sectors outperformed the benchmark during the reporting period. A relative underweight allocation to the treasury sector also contributed to relative returns. The fund’s out-of-benchmark allocation to “BB” and “CCC” rated (r) securities, and a greater exposure to “A” rated securities, strengthened relative results as these credit quality segments outperformed the benchmark. Security selection within both industrials and “BBB” rated securities was another positive factor for relative returns.

There were no material factors that negatively impacted relative performance during the reporting period.

Respectfully,

Joshua Marston	Robert Persons
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Total Return Bond Series

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/24/95	4.23%	3.16%	4.71%
Service Class	5/01/00	4.01%	2.91%	4.45%

Comparative benchmark
Bloomberg Barclays U.S. Aggregate Bond Index (f)		2.65%	2.23%	4.34%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Bloomberg Barclays U.S. Aggregate Bond Index (formerly Barclays U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Total Return Bond Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.51%	$1,000.00	$986.20	$2.55
	Hypothetical (h)	0.51%	$1,000.00	$1,022.57	$2.59
Service Class	Actual	0.76%	$1,000.00	$985.36	$3.79
	Hypothetical (h)	0.76%	$1,000.00	$1,021.32	$3.86

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.01% (See Note 2 of the Notes to Financial Statements).

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MFS Total Return Bond Series

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 94.0%
Aerospace – 0.1%
TransDigm, Inc., 6.5%, 7/15/2024	$2,970,000	$3,107,363

Asset-Backed & Securitized – 16.1%
ALM XIV Ltd., CLO, 2014-14A, “A1”, FRN, 2.32%, 7/28/2026 (n)	$9,007,942	$9,016,434
Ameriquest Mortgage Securities, Inc., “M1”, FRN, 1.226%, 10/25/2035	2,325,081	2,305,836
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	6,042,000	6,042,068
Babson Ltd., CLO, FRN, 1.981%, 4/20/2025 (n)	9,870,445	9,864,255
Ballyrock Ltd., CLO, FRN, 2.091%, 5/20/2025 (z)	3,269,000	3,264,672
Banc of America Commercial Mortgage, Inc., 5.337%, 12/15/2043 (n)	2,580,361	2,579,167
Banc of America Commercial Mortgage, Inc., FRN, 5.632%, 4/24/2049 (n)	360,852	360,372
Banc of America Large Loan, Inc., FRN, 5.325%, 2/24/2044 (n)	6,833,145	6,825,796
Bayview Commercial Asset Trust, FRN, 0%, 4/25/2036 (i)(z)	220,707	899
Bayview Commercial Asset Trust, FRN, 0%, 7/25/2036 (i)(z)	159,448	0
Bayview Commercial Asset Trust, FRN, 0%, 10/25/2036 (i)(z)	422,740	0
Bayview Commercial Asset Trust, FRN, 0%, 12/25/2036 (i)(z)	207,363	0
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.134%, 12/28/2040 (z)	113,972	86,943
Bear Stearns Commercial Mortgage Securities, Inc., “A4”, FRN, 5.471%, 1/12/2045	2,411,567	2,414,093
Bear Stearns Cos., Inc., “A2”, FRN, 1.042%, 12/25/2042	879,589	864,698
Carlyle Global Market Strategies, 2013-3A, “A1A”, FRN, 2%, 7/15/2025 (z)	4,591,876	4,590,764
Cent CLO LP, 2014-16AR, “A1AR”, FRN, 2.135%, 8/01/2024 (n)	5,508,418	5,498,129
Chesapeake Funding II LLC, 2016-1A, “A1”, 2.11%, 3/15/2028 (n)	8,705,000	8,694,076
Chesapeake Funding LLC, “A”, FRN, 1.101%, 1/07/2025 (n)	2,323,252	2,322,402
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/2047	3,128,793	3,235,187
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/2048	7,821,982	7,798,314
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/2049	10,410,000	10,420,459
Commercial Mortgage Asset Trust, FRN, 0.412%, 1/17/2032 (i)(z)	443,579	313
Commercial Mortgage Pass-Through Certificates, “A4”, 3.183%, 2/10/2048	7,671,000	7,713,320

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Commercial Mortgage Trust, “A4”, 3.147%, 8/15/2045	$3,950,000	$4,069,607
Commercial Mortgage Trust, 2014-CR19, “A5”, 3.796%, 8/10/2047	8,605,908	9,003,968
Commercial Mortgage Trust, 2014-UBS4, “A5”, 3.694%, 8/10/2047	8,091,000	8,360,812
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	10,000,000	10,366,706
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	2,888,848	3,014,271
Commercial Mortgage Trust, 2016-COR1, “A4”, 3.091%, 10/10/2049	10,566,977	10,379,470
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.934%, 9/15/2039	7,594,899	7,704,543
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.687%, 6/15/2039	13,668,432	13,797,119
Credit Suisse Commercial Mortgage Trust, “C4”, FRN, 5.934%, 9/15/2039	6,667,307	6,791,468
Credit-Based Asset Servicing & Securitization LLC, FRN, 3.986%, 12/25/2035	16,920	16,764
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	2,695,346	2,755,300
Cutwater Ltd., 2014-1A, “A1B”, FRN, 2.24%, 7/15/2026 (z)	7,416,702	7,363,817
CWCapital Cobalt Ltd., “A4”, FRN, 5.761%, 5/15/2046	1,718,743	1,738,198
Figueroa CLO Ltd., 2013-2A, “A1”, FRN, 2.447%, 12/18/2025 (n)	3,380,000	3,374,141
First Union National Bank Commercial Mortgage Trust, FRN, 2.187%, 1/12/2043 (i)(q)(z)	37,985	186
Flatiron CLO Ltd., 2013-1A, “A1”, FRN, 2.28%, 1/17/2026 (n)	8,321,193	8,316,088
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/2025 (n)	4,559,000	4,596,353
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	10,726,000	10,810,346
Galaxy CLO Ltd., FRN, 3.511%, 11/16/2025 (z)	5,290,000	5,200,617
GE Capital Commercial Mortgage Corp., “A”, 5.543%, 12/10/2049	462,459	463,080
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/2039	7,145,402	7,142,845
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	7,904,407	8,007,441
Harley-Davidson Motorcycle Trust, “A2”, FRN, 1.003%, 1/15/2019	239,426	239,434
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 1.213%, 12/10/2027 (n)	810,002	809,968
Hertz Fleet Lease Funding LP, 2014-1, FRN, 1.063%, 4/10/2028 (z)	2,167,793	2,166,785

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MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	$9,314,291	$9,546,947
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	3,308,428	3,321,965
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, 4.171%, 8/15/2046	507,633	543,924
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.753%, 6/15/2049	7,915,365	7,963,043
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.66%, 7/15/2042 (n)(q)	67,344	17,305
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.712%, 2/12/2049	436,083	438,703
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.753%, 6/15/2049	15,944,203	16,078,037
JPMorgan Mortgage Trust, “A1”, FRN, 2.638%, 10/25/2033	253,990	247,692
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.086%, 2/18/2030 (i)	14,269	0
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.41%, 10/15/2027 (z)	3,000,000	2,994,245
Merrill Lynch Mortgage Investors Inc., “A”, FRN, 2.688%, 5/25/2036	616,455	594,446
Merrill Lynch Mortgage Investors Inc., “A5”, FRN, 2.682%, 4/25/2035	431,175	408,248
Morgan Stanley Bank of America/Merrill Lynch Trust, “A4”, 3.176%, 8/15/2045	5,000,000	5,138,302
Morgan Stanley Capital I Trust, “AM”, FRN, 5.689%, 4/15/2049	14,764,000	14,465,874
Morgan Stanley Capital I, Inc., FRN, 1.023%, 11/15/2030 (i)(n)	61,523	570
Morgan Stanley Re-REMIC Trust, FRN, 5.792%, 8/15/2045 (n)	11,500,000	11,542,187
Motor PLC, 2015-1A, “A1”, FRN, 1.361%, 6/25/2022 (n)	2,412,435	2,412,319
Nextgear Floorplan Master Owner Trust, 2015-1A, “A”, 1.8%, 7/15/2019 (n)	6,772,000	6,772,702
Nextgear Floorplan Master Owner Trust, 2015-2A, “A”, 2.38%, 10/15/2020 (n)	7,586,000	7,618,316
Nissan Master Owner Trust Receivables 2015, “A-2”, 1.44%, 1/15/2020	9,277,000	9,277,212
Preferred Term Securities XIX Ltd., CDO, FRN, 1.313%, 12/22/2035 (z)	318,121	236,170
Race Point CLO Ltd., “A”, FRN, 2.161%, 2/20/2025 (n)	7,740,000	7,736,254
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	67,934	58,020
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.911%, 7/22/2019 (n)	6,106,000	6,100,676

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.969%, 2/15/2051	$4,345,224	$4,365,179
Wachovia Bank Commercial Mortgage Trust, FRN, 5.707%, 6/15/2049	13,160,480	13,240,506
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	10,682,988	10,955,163
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	13,071,416	13,325,801
West CLO Ltd., 2014-1A, “A2”, FRN, 2.981%, 7/18/2026 (z)	7,560,000	7,524,889

		$393,312,219

Automotive – 0.6%
General Motors Co., 4.875%, 10/02/2023	$4,291,000	$4,493,424
General Motors Co., 5.2%, 4/01/2045	4,005,000	3,853,543
General Motors Financial Co., Inc., 3.45%, 4/10/2022	2,500,000	2,469,815
Volkswagen Group America Finance LLC, 2.4%, 5/22/2020 (n)	2,806,000	2,774,918

		$13,591,700

Biotechnology – 0.6%
Life Technologies Corp., 5%, 1/15/2021	$13,872,000	$14,826,796

Broadcasting – 0.4%
Omnicom Group, Inc., 3.65%, 11/01/2024	$1,872,000	$1,880,611
SES Global Americas Holdings GP, 5.3%, 3/25/2044 (n)	2,857,000	2,442,729
SES S.A., 5.3%, 4/04/2043 (z)	3,272,000	2,824,747
Time Warner, Inc., 3.8%, 2/15/2027	2,405,000	2,383,879

		$9,531,966

Brokerage & Asset Managers – 0.8%
CME Group, Inc., 3%, 3/15/2025	$2,197,000	$2,192,993
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	1,591,000	1,607,220
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	6,058,000	6,182,268
NYSE Euronext, 2%, 10/05/2017	3,115,000	3,131,559
Raymond James Financial, 3.625%, 9/15/2026	1,278,000	1,244,497
TD Ameritrade Holding Corp., 5.6%, 12/01/2019	3,959,000	4,347,180
TD Ameritrade Holding Corp., 2.95%, 4/01/2022	1,773,000	1,793,272

		$20,498,989

Building – 0.7%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$8,330,000	$8,453,800
Masco Corp., 4.375%, 4/01/2026	6,170,000	6,275,322

8

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Building – continued
Mohawk Industries, Inc., 3.85%, 2/01/2023	$2,668,000	$2,723,604

		$17,452,726

Business Services – 0.6%
Equinix, Inc., 4.875%, 4/01/2020	$4,055,000	$4,176,650
Fidelity National Information Services, Inc., 3.875%, 6/05/2024	258,000	262,906
Fidelity National Information Services, Inc., 3%, 8/15/2026	7,885,000	7,403,920
Fidelity National Information Services, Inc., 4.5%, 8/15/2046	2,575,000	2,459,419

		$14,302,895

Cable TV – 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	$3,865,000	$4,038,925
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	7,676,000	8,079,903
Comcast Corp., 2.75%, 3/01/2023	3,297,000	3,269,892
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	5,700,000	5,571,750
Time Warner Cable, Inc., 4.5%, 9/15/2042	3,721,000	3,363,862
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	290,000	379,495
Videotron Ltd., 5%, 7/15/2022	8,605,000	8,820,125

		$33,523,952

Chemicals – 0.5%
LyondellBasell Industries N.V., 5.75%, 4/15/2024	$5,384,000	$6,132,150
Tronox Finance LLC, 6.375%, 8/15/2020	7,078,000	6,617,930

		$12,750,080

Computer Software – 0.6%
Microsoft Corp., 2%, 8/08/2023	$8,215,000	$7,850,665
VeriSign, Inc., 4.625%, 5/01/2023	6,600,000	6,699,000

		$14,549,665

Computer Software – Systems – 0.2%
Apple, Inc., 4.375%, 5/13/2045	$4,792,000	$4,912,960

Conglomerates – 0.4%
General Electric Capital Corp., 7.5%, 8/21/2035	$4,000,000	$5,352,200
Johnson Controls International PLC, 5.7%, 3/01/2041	2,075,000	2,348,321
Johnson Controls International PLC, 0% to 1/02/2017, 4.625% to 7/02/2044	2,272,000	2,251,125

		$9,951,646

Consumer Products – 0.5%
Mattel, Inc., 5.45%, 11/01/2041	$4,191,000	$4,199,214
Newell Rubbermaid, Inc., 5.5%, 4/01/2046	1,514,000	1,734,809

Issuer	Shares/Par	Value ($)
BONDS – continued
Consumer Products – continued
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$6,765,000	$6,891,140

		$12,825,163

Consumer Services – 0.9%
ADT Corp., 6.25%, 10/15/2021	$7,105,000	$7,708,925
Priceline Group, Inc., 3.65%, 3/15/2025	3,610,000	3,595,351
Visa, Inc., 2.8%, 12/14/2022	10,834,000	10,871,388

		$22,175,664

Containers – 0.7%
Ball Corp., 4%, 11/15/2023	$4,870,000	$4,772,600
Ball Corp., 5%, 3/15/2022	1,385,000	1,450,788
Berry Plastics Corp., 5.125%, 7/15/2023	2,905,000	2,955,838
Sealed Air Corp., 5.125%, 12/01/2024 (n)	6,910,000	7,100,025

		$16,279,251

Defense Electronics – 0.0%
BAE Systems Holdings, Inc., 6.375%, 6/01/2019 (n)	$500,000	$545,246

Energy – Independent – 0.2%
Anadarko Petroleum Corp., 5.55%, 3/15/2026	$3,511,000	$3,924,599

Energy – Integrated – 0.1%
BP Capital Markets PLC, 2.237%, 5/10/2019	$2,771,000	$2,786,656

Financial Institutions – 0.9%
International Lease Finance Corp., 7.125%, 9/01/2018 (n)	$1,190,000	$1,282,225
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021	8,810,000	8,920,125
Navient Corp., 8%, 3/25/2020	5,448,000	6,044,011
Navient Corp., 5%, 10/26/2020	6,643,000	6,775,860

		$23,022,221

Food & Beverages – 2.4%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	$8,068,000	$8,105,016
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/01/2046	10,273,000	11,030,459
Anheuser-Busch InBev Worldwide, Inc., 3.7%, 2/01/2024	2,400,000	2,483,599
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022	4,992,000	5,205,433
Constellation Brands, Inc., 4.25%, 5/01/2023	6,224,000	6,453,603
Constellation Brands, Inc., 4.75%, 12/01/2025	6,311,000	6,689,660
J.M. Smucker Co., 4.25%, 3/15/2035	1,413,000	1,424,301
Kraft Heinz Foods Co., 3%, 6/01/2026	2,783,000	2,608,937
Kraft Heinz Foods Co., 5.2%, 7/15/2045	3,178,000	3,320,594
Pernod Ricard S.A., 3.25%, 6/08/2026 (z)	3,500,000	3,353,441

9

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Food & Beverages – continued
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	$7,334,000	$7,533,412

		$58,208,455

Food & Drug Stores – 0.9%
CVS Health Corp., 3.5%, 7/20/2022	$5,913,000	$6,069,227
CVS Health Corp., 5.125%, 7/20/2045	5,294,000	5,888,532
Walgreens Boots Alliance, Inc., 3.3%, 11/18/2021	3,548,000	3,611,247
Walgreens Boots Alliance, Inc., 3.8%, 11/18/2024	5,813,000	5,909,217

		$21,478,223

Forest & Paper Products – 0.1%
Packaging Corp. of America, 3.65%, 9/15/2024	$3,490,000	$3,500,184

Gaming & Lodging – 0.2%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$4,350,000	$4,654,500
Wyndham Worldwide Corp., 5.1%, 10/01/2025	1,155,000	1,215,551

		$5,870,051

Insurance – 1.7%
American International Group, Inc., 3.75%, 7/10/2025	$12,804,000	$12,870,043
American International Group, Inc., 3.9%, 4/01/2026	5,113,000	5,195,728
Five Corners Funding Trust, 4.419%, 11/15/2023 (n)	4,734,000	4,999,180
Met Life Global Funding I, 3.45%, 12/18/2026 (n)	5,297,000	5,337,617
Pacific Lifecorp, 5.125%, 1/30/2043 (n)	1,342,000	1,369,245
Principal Financial Group, Inc., 3.4%, 5/15/2025	4,724,000	4,687,620
Unum Group, 4%, 3/15/2024	6,546,000	6,565,180

		$41,024,613

Insurance – Health – 0.4%
Aetna, Inc. , 2.4%, 6/15/2021	$2,904,000	$2,888,257
UnitedHealth Group, Inc., 3.35%, 7/15/2022	7,989,000	8,222,255

		$11,110,512

Insurance – Property & Casualty – 1.5%
Allied World Assurance, 5.5%, 11/15/2020	$2,640,000	$2,845,714
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	6,835,000	6,807,940
CNA Financial Corp., 5.875%, 8/15/2020	3,280,000	3,620,844
Liberty Mutual Group, Inc., 4.25%, 6/15/2023 (n)	10,306,000	10,779,035
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	3,359,000	3,317,614
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	3,274,000	3,555,836

Issuer	Shares/Par	Value ($)
BONDS – continued
Insurance – Property & Casualty – continued
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	$926,000	$902,556
ZFS Finance USA Trust V, 6.5% to 5/09/2017, FRN to 5/09/2067 (n)	4,852,000	4,864,858

		$36,694,397

Local Authorities – 0.6%
State of California (Build America Bonds), 7.625%, 3/01/2040	$860,000	$1,263,615
State of California (Build America Bonds), 7.6%, 11/01/2040	7,175,000	10,797,371
University of California Limited Project Rev., “J”, 4.131%, 5/15/2045	2,260,000	2,228,337

		$14,289,323

Major Banks – 6.2%
ABN AMRO Bank N.V., 4.25%, 2/02/2017 (n)	$5,664,000	$5,676,223
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	5,000,000	5,098,395
Bank of America Corp., 5.625%, 7/01/2020	8,555,000	9,400,260
Bank of America Corp., 5.875%, 1/05/2021	1,670,000	1,857,907
Bank of America Corp., 6.1%, 6/15/2017	1,725,000	1,760,042
Bank of America Corp., 4.125%, 1/22/2024	6,960,000	7,225,127
Bank of America Corp., 3.875%, 8/01/2025	7,955,000	8,078,175
Bank of America Corp., 4.45%, 3/03/2026	3,614,000	3,719,265
Bank of America Corp., FRN, 6.5%, 10/29/2049	4,004,000	4,184,180
Bank of America Corp., FRN, 6.1%, 12/29/2049	5,000,000	5,027,500
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	1,899,000	2,017,213
Credit Suisse Group Fund Guernsey Ltd., 3.75%, 3/26/2025	3,355,000	3,299,783
DBS Bank Ltd., 3.625% to 9/21/2017, FRN to 9/21/2022 (n)	4,108,000	4,143,579
Goldman Sachs Group, Inc., 2.375%, 1/22/2018	2,091,000	2,103,193
Goldman Sachs Group, Inc., 3.625%, 1/22/2023	11,855,000	12,096,889
Goldman Sachs Group, Inc., 5.15%, 5/22/2045	4,868,000	5,109,852
JPMorgan Chase & Co., 4.25%, 10/15/2020	1,385,000	1,464,561
JPMorgan Chase & Co., 4.5%, 1/24/2022	947,000	1,020,284
JPMorgan Chase & Co., 3.125%, 1/23/2025	374,000	365,135
Morgan Stanley, 5.5%, 7/24/2020	1,600,000	1,751,117
Morgan Stanley, 5.5%, 7/28/2021	14,214,000	15,737,357
Morgan Stanley, 5.95%, 12/28/2017	400,000	416,304

10

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Major Banks – continued
Morgan Stanley, 3.75%, 2/25/2023	$8,585,000	$8,809,232
Morgan Stanley, 3.7%, 10/23/2024	2,879,000	2,909,710
Morgan Stanley, 4.3%, 1/27/2045	1,528,000	1,519,701
Morgan Stanley, 3.125%, 7/27/2026	483,000	460,760
PNC Funding Corp., 5.625%, 2/01/2017	6,173,000	6,191,667
Royal Bank of Scotland Group PLC, 6%, 12/19/2023	7,121,000	7,388,963
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FRN to 12/29/2049	5,177,000	4,905,208
Royal Bank of Scotland Group PLC, 8% to 8/10/2025, FRN to 12/29/2049	1,662,000	1,591,365
Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	4,623,000	4,543,586
Sumitomo Mitsui Financial Group, Inc., 3.01%, 10/19/2026	9,000,000	8,599,464
Wachovia Corp., 6.605%, 10/01/2025	1,764,000	2,057,609

		$150,529,606

Medical & Health Technology & Services – 0.9%
Becton, Dickinson and Co., 4.685%, 12/15/2044	$4,733,000	$4,903,322
Catholic Health Initiatives, 2.95%, 11/01/2022	6,666,000	6,478,145
HCA, Inc., 5.25%, 6/15/2026	5,271,000	5,448,896
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	2,518,000	2,482,380
Thermo Fisher Scientific, Inc., 3%, 4/15/2023	1,817,000	1,783,923

		$21,096,666

Medical Equipment – 0.7%
Abbott Laboratories, 3.4%, 11/30/2023	$3,834,000	$3,815,110
Medtronic, Inc., 4.625%, 3/15/2045	7,021,000	7,577,428
Zimmer Holdings, Inc., 2.7%, 4/01/2020	5,792,000	5,789,104

		$17,181,642

Metals & Mining – 1.9%
Barrick Gold Corp., 4.1%, 5/01/2023	$11,152,000	$11,428,603
Barrick North America Finance LLC, 5.7%, 5/30/2041	599,000	610,344
Freeport-McMoRan, Inc., 3.875%, 3/15/2023	4,000,000	3,670,000
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	8,679,000	9,112,950
Freeport-McMoRan, Inc., 5.4%, 11/14/2034	4,000,000	3,360,000
Glencore Funding LLC, 4%, 4/16/2025 (z)	2,578,000	2,526,440
Glencore Funding LLC, 4.125%, 5/30/2023 (z)	3,992,000	4,017,309
Kinross Gold Corp., 5.95%, 3/15/2024	6,437,000	6,517,463
Steel Dynamics, Inc., 5.125%, 10/01/2021	5,864,000	6,115,800

		$47,358,909

Issuer	Shares/Par	Value ($)
BONDS – continued
Midstream – 1.8%
Enbridge, Inc., 4.25%, 12/01/2026	$4,350,000	$4,447,514
Enbridge, Inc., 6% to 1/15/2027, FRN to 1/15/2077	4,584,000	4,572,540
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	6,550,000	8,017,298
Kinder Morgan Energy Partners LP, 7.4%, 3/15/2031	103,000	121,662
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	2,240,000	2,426,048
Kinder Morgan Energy Partners LP, 4.3%, 5/01/2024	5,995,000	6,127,310
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	6,378,000	6,345,976
Kinder Morgan, Inc., 5.625%, 11/15/2023 (n)	3,000,000	3,289,494
Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	8,270,000	8,848,900
Spectra Energy Capital LLC, 8%, 10/01/2019	613,000	696,913

		$44,893,655

Mortgage-Backed – 22.2%
Fannie Mae, 5.54%, 4/01/2017	$96,349	$96,400
Fannie Mae, 5.388%, 6/01/2017	130,369	130,895
Fannie Mae, 5.65%, 6/01/2017	145,024	146,304
Fannie Mae, 2.71%, 11/01/2017	351,459	353,493
Fannie Mae, 5.5%, 11/01/2017 – 4/01/2040	16,875,225	18,859,264
Fannie Mae, 3.189%, 12/01/2017	643,726	648,322
Fannie Mae, 3.22%, 12/01/2017	476,853	481,256
Fannie Mae, 3.99%, 4/01/2018	600,000	612,866
Fannie Mae, 3.739%, 6/01/2018	2,331,358	2,376,309
Fannie Mae, 5.286%, 6/01/2018	330,159	342,187
Fannie Mae, 2.578%, 9/25/2018	3,853,028	3,893,799
Fannie Mae, 5.18%, 3/01/2019	119,570	125,538
Fannie Mae, 5.51%, 3/01/2019	179,715	190,925
Fannie Mae, 4.6%, 9/01/2019	707,679	751,612
Fannie Mae, 1.99%, 10/01/2019	2,587,801	2,598,966
Fannie Mae, 4.45%, 10/01/2019	494,387	525,009
Fannie Mae, 1.97%, 11/01/2019	1,015,907	1,018,280
Fannie Mae, 2.03%, 11/01/2019	1,268,036	1,273,054
Fannie Mae, 4.88%, 3/01/2020	14,987	15,713
Fannie Mae, 5%, 6/01/2020 – 3/01/2042	11,473,348	12,518,545
Fannie Mae, 5.19%, 9/01/2020	156,730	167,072
Fannie Mae, 3.416%, 10/01/2020	1,372,459	1,431,439
Fannie Mae, 2.14%, 5/01/2021	934,383	929,594
Fannie Mae, 3.89%, 7/01/2021	1,150,523	1,225,999
Fannie Mae, 2.56%, 10/01/2021	819,257	818,921
Fannie Mae, 2.64%, 11/01/2021	1,225,334	1,243,657
Fannie Mae, 2.75%, 3/01/2022	1,156,706	1,178,891
Fannie Mae, 6%, 8/01/2022 – 3/01/2039	3,739,916	4,248,989
Fannie Mae, 2.525%, 10/01/2022	1,848,173	1,853,987
Fannie Mae, 2.68%, 3/01/2023	1,774,412	1,781,378
Fannie Mae, 2.41%, 5/01/2023	2,066,895	2,046,438

11

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 2.55%, 5/01/2023	$1,060,576	$1,058,279
Fannie Mae, 4.5%, 5/01/2024 – 6/01/2044	45,137,418	48,628,747
Fannie Mae, 4%, 3/01/2025 – 2/01/2045	83,779,537	88,318,023
Fannie Mae, 4.5%, 5/01/2025	109,943	116,851
Fannie Mae, 3.5%, 9/01/2025 – 5/01/2046	28,621,188	29,458,537
Fannie Mae, 3.95%, 1/01/2027	364,885	385,173
Fannie Mae, 3%, 3/01/2027 – 11/01/2046	34,998,661	35,188,973
Fannie Mae, 6.5%, 7/01/2032 – 1/01/2033	7,660	8,843
Federal Home Loan Bank, 5%, 7/01/2035	3,078,551	3,383,645
Freddie Mac, 3.154%, 2/25/2018	867,132	879,958
Freddie Mac, 5%, 7/01/2018 – 7/01/2041	4,481,264	4,947,576
Freddie Mac, 2.303%, 9/25/2018	8,971,000	9,072,736
Freddie Mac, 2.323%, 10/25/2018	1,191,622	1,206,547
Freddie Mac, 2.22%, 12/25/2018	1,200,000	1,212,973
Freddie Mac, 2.13%, 1/25/2019	6,140,666	6,194,854
Freddie Mac, 2.086%, 3/25/2019	7,200,000	7,253,701
Freddie Mac, 5.5%, 6/01/2019 – 1/01/2038	662,192	743,614
Freddie Mac, 4.186%, 8/25/2019	1,110,000	1,173,408
Freddie Mac, 1.869%, 11/25/2019	6,121,000	6,125,568
Freddie Mac, 4.251%, 1/25/2020	807,000	853,787
Freddie Mac, 3.034%, 10/25/2020	2,606,000	2,696,805
Freddie Mac, 2.856%, 1/25/2021	5,331,000	5,485,189
Freddie Mac, 2.791%, 1/25/2022	4,439,000	4,530,687
Freddie Mac, 2.716%, 6/25/2022	1,478,636	1,502,034
Freddie Mac, 2.682%, 10/25/2022	3,049,000	3,085,214
Freddie Mac, 3.32%, 2/25/2023	3,956,000	4,136,868
Freddie Mac, 3.3%, 4/25/2023 – 10/25/2026	9,057,972	9,413,463
Freddie Mac, 3.06%, 7/25/2023	4,230,000	4,360,074
Freddie Mac, 3.531%, 7/25/2023	2,401,000	2,540,146
Freddie Mac, 3.458%, 8/25/2023	7,000,000	7,367,604
Freddie Mac, 2.67%, 12/25/2024	2,784,000	2,763,324
Freddie Mac, 2.811%, 1/25/2025	4,169,000	4,173,720
Freddie Mac, 3.329%, 5/25/2025	6,457,000	6,682,672
Freddie Mac, 4%, 7/01/2025 – 9/01/2044	42,012,856	44,116,669
Freddie Mac, 4.5%, 7/01/2025 – 5/01/2042	9,497,072	10,211,872
Freddie Mac, 2.745%, 1/25/2026	3,620,000	3,568,447
Freddie Mac, 2.673%, 3/25/2026	4,000,000	3,916,076
Freddie Mac, 3.5%, 8/01/2026 – 4/01/2046	33,782,341	34,691,923
Freddie Mac, 6%, 8/01/2034 – 7/01/2038	176,201	202,204
Freddie Mac, 3%, 10/01/2042 – 10/01/2046	24,699,665	24,576,020

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Ginnie Mae, 5.5%, 5/15/2033 – 1/20/2042	$3,252,418	$3,651,562
Ginnie Mae, 6%, 1/20/2036 – 1/15/2039	405,078	461,105
Ginnie Mae, 4.5%, 4/15/2039 – 9/20/2041	16,181,035	17,495,264
Ginnie Mae, 4%, 10/20/2040 – 10/20/2042	4,229,519	4,520,625
Ginnie Mae, 3.5%, 11/15/2040 – 5/20/2046	24,531,939	25,547,932

		$541,794,394

Municipals – 0.8%
State of California, 5%, 8/01/2027	$11,870,000	$14,278,779
State of Illinois, AGM, 5.65%, 12/01/2038	3,275,000	3,387,103
State of Illinois, “B”, AGM, 5.75%, 1/01/2037	795,000	823,692

		$18,489,574

Natural Gas – Distribution – 0.3%
KeySpan Gas East Corp., 2.742%, 8/15/2026 (z)	$8,200,000	$7,772,723

Network & Telecom – 1.0%
AT&T, Inc., 4.75%, 5/15/2046	$4,317,000	$4,082,216
AT&T, Inc., 4.5%, 5/15/2035	8,154,000	7,866,123
Frontier Communications Corp., 11%, 9/15/2025	2,970,000	3,066,525
Verizon Communications, Inc., 6.55%, 9/15/2043	6,804,000	8,483,295

		$23,498,159

Oil Services – 0.3%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/2022 (n)	$5,536,778	$1,453,404
Schlumberger Norge A.S., 1.25%, 8/01/2017 (n)	5,189,000	5,182,701

		$6,636,105

Oils – 0.4%
Marathon Petroleum Corp., 5.85%, 12/15/2045	$2,683,000	$2,662,314
Marathon Petroleum Corp., 4.75%, 9/15/2044	7,350,000	6,504,103

		$9,166,417

Other Banks & Diversified Financials – 2.6%
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.7%, 9/09/2018 (n)	$5,269,000	$5,321,527
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	2,570,000	2,801,300
BPCE S.A., 4.5%, 3/15/2025 (n)	5,771,000	5,615,581
Citigroup, Inc., 4.4%, 6/10/2025	4,533,000	4,631,552
Citizens Bank N.A., 2.55%, 5/13/2021	1,575,000	1,563,961
Citizens Financial Group, Inc., 4.3%, 12/03/2025	1,860,000	1,886,903

12

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Other Banks & Diversified Financials – continued
Discover Bank, 7%, 4/15/2020	$7,009,000	$7,777,719
Discover Bank, 3.45%, 7/27/2026	1,415,000	1,364,335
Discover Financial Services, 3.75%, 3/04/2025	670,000	654,202
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)	7,880,000	9,619,746
Intesa Sanpaolo S.p.A., 5.71%, 1/15/2026 (n)	1,777,000	1,693,618
Macquarie Group Ltd., 3%, 12/03/2018 (n)	350,000	355,138
Rabobank Nederland N.V., 3.95%, 11/09/2022	4,408,000	4,529,551
Santander UK PLC, 3.05%, 8/23/2018	2,885,000	2,930,035
Suntrust Banks, Inc., 2.7%, 1/27/2022	6,147,000	6,143,423
U.S. Bank NA Cincinnati, 2.8%, 1/27/2025	2,136,000	2,081,720
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/2025 (n)	4,836,000	4,922,622

		$63,892,933

Pharmaceuticals – 2.9%
Actavis Funding SCS, 4.55%, 3/15/2035	$2,232,000	$2,205,859
Actavis Funding SCS, 3%, 3/12/2020	4,494,000	4,554,071
Actavis Funding SCS, 3.8%, 3/15/2025	4,505,000	4,504,554
Bayer U.S. Finance LLC, 3.375%, 10/08/2024 (n)	2,779,000	2,761,662
Biogen, Inc., 5.2%, 9/15/2045	4,888,000	5,238,929
Celgene Corp., 2.875%, 8/15/2020	10,192,000	10,301,217
Endo Finance LLC/Endo Finco, Inc., 6%, 7/15/2023 (n)	2,970,000	2,606,175
Forest Laboratories, Inc., 4.875%, 2/15/2021 (n)	18,926,000	20,315,679
Gilead Sciences, Inc., 4.8%, 4/01/2044	6,643,000	6,884,858
Gilead Sciences, Inc., 2.35%, 2/01/2020	817,000	820,813
Gilead Sciences, Inc., 4.75%, 3/01/2046	3,545,000	3,660,723
Shire Acquisitions Investments Ireland Designated Activity Co., 2.875%, 9/23/2023	7,944,000	7,541,613

		$71,396,153

Precious Metals & Minerals – 0.0%
Teck Resources Ltd., 6%, 8/15/2040	$826,000	$784,700

Real Estate – Apartment – 0.1%
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/2023	$2,417,000	$2,518,618

Real Estate – Healthcare – 0.3%
HCP, Inc., REIT, 3.875%, 8/15/2024	$5,515,000	$5,505,669
HCP, Inc., REIT, 5.375%, 2/01/2021	1,134,000	1,237,865

		$6,743,534

Real Estate – Office – 0.1%
Boston Properties LP, REIT, 3.7%, 11/15/2018	$2,937,000	$3,024,702

Issuer	Shares/Par	Value ($)
BONDS – continued
Real Estate – Retail – 0.8%
Brixmor Operating Partnership LP, REIT, 3.875%, 8/15/2022	$4,811,000	$4,899,431
DDR Corp., REIT, 4.625%, 7/15/2022	2,365,000	2,501,475
DDR Corp., REIT, 3.375%, 5/15/2023	6,575,000	6,384,844
Kimco Realty Corp., REIT, 2.8%, 10/01/2026	3,404,000	3,163,191
Realty Income Corp., REIT, 3%, 1/15/2027	2,215,000	2,082,167

		$19,031,108

Retailers – 0.6%
Bed Bath & Beyond, Inc., 5.165%, 8/01/2044	$7,156,000	$6,501,269
Best Buy Co., Inc., 5.5%, 3/15/2021	7,906,000	8,668,771

		$15,170,040

Telecommunications – Wireless – 0.7%
American Tower Corp., REIT, 5%, 2/15/2024	$3,420,000	$3,678,155
Crown Castle International Corp., 3.7%, 6/15/2026	2,419,000	2,370,908
Crown Castle International Corp., 2.25%, 9/01/2021	2,264,000	2,188,251
Crown Castle Towers LLC, 4.883%, 8/15/2020 (n)	952,000	1,013,757
SBA Tower Trust, 2.898%, 10/15/2044 (n)	4,229,000	4,259,006
SFR Group S.A., 6%, 5/15/2022 (n)	2,970,000	3,047,963

		$16,558,040

Tobacco – 0.7%
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	$7,775,000	$7,973,309
Reynolds American, Inc., 4%, 6/12/2022	2,232,000	2,332,063
Reynolds American, Inc., 4.45%, 6/12/2025	3,252,000	3,429,195
Reynolds American, Inc., 8.125%, 6/23/2019	3,344,000	3,813,411

		$17,547,978

Transportation – Services – 0.4%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$2,690,000	$3,403,297
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	1,612,000	1,636,249
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)	7,405,000	4,443,000

		$9,482,546

U.S. Government Agencies and Equivalents – 2.2%
Small Business Administration, 4.93%, 1/01/2024	$17,464	$18,462
Small Business Administration, 4.34%, 3/01/2024	30,291	31,444
Small Business Administration, 4.99%, 9/01/2024	20,553	21,852

13

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 4.86%, 1/01/2025	$48,081	$50,551
Small Business Administration, 4.625%, 2/01/2025	52,059	54,856
Small Business Administration, 5.11%, 4/01/2025	31,711	33,931
Small Business Administration, 4.43%, 5/01/2029	537,257	571,342
Small Business Administration, 3.25%, 11/01/2030	522,978	538,299
Small Business Administration, 2.85%, 9/01/2031	1,106,160	1,112,769
Small Business Administration, 2.37%, 8/01/2032	981,193	968,090
Small Business Administration, 3.21%, 9/01/2030	5,160,865	5,305,811
Small Business Administration, 2.13%, 1/01/2033	3,719,044	3,605,376
Small Business Administration, 2.21%, 2/01/2033	926,503	904,445
Small Business Administration, 2.22%, 3/01/2033	3,312,356	3,236,440
Small Business Administration, 2.08%, 4/01/2033	4,992,700	4,834,006
Small Business Administration, 2.45%, 6/01/2033	5,792,548	5,715,412
Small Business Administration, 3.15%, 7/01/2033	8,481,435	8,671,605
Small Business Administration, 3.16%, 8/01/2033	8,782,516	8,985,856
Small Business Administration, 3.62%, 9/01/2033	7,915,957	8,309,657

		$52,970,204

U.S. Treasury Obligations – 9.1%
U.S. Treasury Bonds, 4.75%, 2/15/2037	$1,576,000	$2,047,643
U.S. Treasury Bonds, 4.375%, 2/15/2038	19,006,000	23,576,259
U.S. Treasury Bonds, 4.5%, 8/15/2039	4,597,600	5,763,298
U.S. Treasury Bonds, 3.125%, 11/15/2041	500,000	506,422
U.S. Treasury Bonds, 3.125%, 2/15/2042	1,300,000	1,316,472
U.S. Treasury Bonds, 2.875%, 5/15/2043	44,925,200	43,299,986
U.S. Treasury Bonds, 2.5%, 2/15/2045	7,827,000	6,955,409
U.S. Treasury Notes, 2.875%, 3/31/2018	2,000,000	2,046,782
U.S. Treasury Notes, 1.625%, 6/30/2019 (f)	115,650,000	116,470,884
U.S. Treasury Notes, 1%, 8/31/2019	5,600,000	5,544,980
U.S. Treasury Notes, 3.375%, 11/15/2019	1,800,000	1,898,172
U.S. Treasury Notes, 3.625%, 2/15/2020	4,200,000	4,466,780
U.S. Treasury Notes, 3%, 11/15/2045	7,735,000	7,611,387

		$221,504,474

Issuer	Shares/Par	Value ($)
BONDS – continued
Utilities – Electric Power – 2.9%
AEP Transmission Co. LLC, 3.1%, 12/01/2026 (z)	$1,300,000	$1,278,375
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043	6,436,000	7,212,729
CMS Energy Corp., 6.25%, 2/01/2020	1,925,000	2,128,053
CMS Energy Corp., 5.05%, 3/15/2022	5,272,000	5,769,935
Constellation Energy Group, Inc., 5.15%, 12/01/2020	2,487,000	2,686,689
Dominion Resources, Inc., 3.625%, 12/01/2024	6,901,000	6,935,767
Dominion Resources, Inc., 3.9%, 10/01/2025	2,048,000	2,088,145
EDP Finance B.V., 5.25%, 1/14/2021 (n)	7,774,000	8,217,895
EDP Finance B.V., 4.9%, 10/01/2019 (n)	2,531,000	2,652,194
Exelon Corp., 4.45%, 4/15/2046	2,510,000	2,452,190
Exelon Generation Co. LLC, 4.25%, 6/15/2022	6,123,000	6,331,378
PPL Capital Funding, Inc., 5%, 3/15/2044	3,429,000	3,619,460
PPL Corp., 3.5%, 12/01/2022	1,050,000	1,072,651
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	8,842,000	9,533,188
Southern Co., 2.35%, 7/01/2021	7,039,000	6,911,615
Southern Co., 4.4%, 7/01/2046	2,328,000	2,297,992
Waterford 3 Funding Corp., 8.09%, 1/02/2017	31,771	31,771

		$71,220,027

Total Bonds (Identified Cost, $2,301,018,682)		$2,296,310,422

PUT OPTIONS PURCHASED – 0.0%
iShares iBoxx $ High Yield Corporate Bond ETF – January 2017 @ $81	2,927	$11,708
iShares iBoxx $ High Yield Corporate Bond ETF – January 2017 @ $83	2,926	17,556

Total Put Options Purchased – 0.0% (Premiums Paid, $651,122)		$29,264

MONEY MARKET FUNDS – 5.4%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $132,642,755)	132,647,161	$132,647,161

Total Investments (Identified Cost, $2,434,312,559)		$2,428,986,847

OTHER ASSETS, LESS LIABILITIES – 0.6%		15,008,602

NET ASSETS – 100.0%		$2,443,995,449

14

MFS Total Return Bond Series

Portfolio of Investments – continued

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $316,075,389 representing 12.9% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AEP Transmission Co. LLC, 3.1%, 12/01/2026	11/16/16	$1,297,464	$1,278,375
Ballyrock Ltd., CLO, FRN, 2.091%, 5/20/2025	5/10/16	3,244,610	3,264,672
Bayview Commercial Asset Trust, FRN, 0%, 4/25/2036	2/28/06	19,001	899
Bayview Commercial Asset Trust, FRN, 0%, 7/25/2036	5/16/06	12,023	0
Bayview Commercial Asset Trust, FRN, 0%, 10/25/2036	9/11/06	40,112	0
Bayview Commercial Asset Trust, FRN, 0%, 12/25/2036	10/25/06	106,562	0
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.134%, 12/28/2040	3/01/06	113,972	86,943
Carlyle Global Market Strategies, 2013-3A, “A1A”, FRN, 2%, 7/15/2025	11/02/16	4,587,361	4,590,764
Commercial Mortgage Asset Trust, FRN, 0.412%, 1/17/2032	4/09/12	874	313
Cutwater Ltd., 2014-1A, “A1B”, FRN, 2.24%, 7/15/2026	9/08/16	7,362,689	7,363,817
First Union National Bank Commercial Mortgage Trust, FRN, 2.187%, 1/12/2043	4/09/12	2	186
Galaxy CLO Ltd., FRN, 3.511%, 11/16/2025	6/22/16	5,126,688	5,200,617
Glencore Funding LLC, 4.125%, 5/30/2023	12/01/16-12/19/16	3,987,760	4,017,309
Glencore Funding LLC, 4%, 4/16/2025	12/01/16-12/16/16	2,535,062	2,526,440
Hertz Fleet Lease Funding LP, 2014-1, FRN, 1.063%, 4/10/2028	3/25/14	2,167,793	2,166,785
KeySpan Gas East Corp., 2.742%, 8/15/2026	8/02/16	8,200,000	7,772,723
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.41%, 10/15/2027	7/27/16	2,985,528	2,994,245
Pernod Ricard S.A., 3.25%, 6/08/2026	6/01/16	3,481,413	3,353,441
Preferred Term Securities XIX Ltd., CDO, FRN, 1.313%, 12/22/2035	3/28/11	222,851	236,170
SES S.A., 5.3%, 4/04/2043	1/08/14	3,181,793	2,824,747
West CLO Ltd., 2014-1A, “A2”, FRN, 2.981%, 7/18/2026	7/21/16	7,469,322	7,524,889
Total Restricted Securities			$55,203,335
% of Net assets			2.3%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

15

MFS Total Return Bond Series

Portfolio of Investments – continued

Derivative Contracts at 12/31/16

Futures Contracts at 12/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Long)	USD	360	$54,236,250	March - 2017	$330,281
U.S. Treasury Note 10 yr (Short)	USD	225	27,963,281	March - 2017	118,715
Ultra U.S. Treasury Bond (Short)	USD	90	14,422,500	March - 2017	112,867

					$561,863

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr (Long)	USD	600	$130,012,500	March - 2017	$(63,055)
U.S. Treasury Note 5 yr (Long)	USD	50	5,883,203	March - 2017	(2,911)
Ultra U.S. Treasury Note 10 yr (Long)	USD	100	13,406,250	March - 2017	(69,306)

					$(135,272)

At December 31, 2016, the fund had liquid securities with an aggregate value of $1,773,503 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

16

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $2,301,669,804)	$2,296,339,686
Underlying affiliated funds, at value (identified cost, $132,642,755)	132,647,161
Total investments, at value (identified cost, $2,434,312,559)	$2,428,986,847
Receivables for
Daily variation margin on open futures contracts	208,985
Investments sold	7,602,552
TBA sale commitments	7,366,503
Fund shares sold	286,248
Interest	18,787,838
Total assets		$2,463,238,973
Liabilities
Payables for
Investments purchased	$7,655,320
TBA purchase commitments	7,496,113
Fund shares reacquired	3,723,447
Payable to affiliates
Investment adviser	101,667
Shareholder servicing costs	934
Distribution and/or service fees	29,816
Payable for independent Trustees’ compensation	289
Accrued expenses and other liabilities	235,938
Total liabilities		$19,243,524
Net assets		$2,443,995,449
Net assets consist of
Paid-in capital	$2,400,959,947
Unrealized appreciation (depreciation) on investments	(4,899,121)
Accumulated net realized gain (loss) on investments	(30,658,775)
Undistributed net investment income	78,593,398
Net assets		$2,443,995,449
Shares of beneficial interest outstanding		188,612,965

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$986,877,179	75,381,995	$13.09
Service Class	1,457,118,270	113,230,970	12.87

See Notes to Financial Statements

17

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Interest	$88,072,884
Dividends from underlying affiliated funds	166,190
Other	6,503
Foreign taxes withheld	(7,676)
Total investment income		$88,237,901
Expenses
Management fee	$12,599,031
Distribution and/or service fees	3,774,045
Shareholder servicing costs	64,299
Administrative services fee	402,099
Independent Trustees’ compensation	50,417
Custodian fee	125,245
Reimbursement of custodian expenses	(187,496)
Shareholder communications	113,299
Audit and tax fees	73,022
Legal fees	24,501
Miscellaneous	75,261
Total expenses		$17,113,723
Reduction of expenses by investment adviser	(194,144)
Net expenses		$16,919,579
Net investment income		$71,318,322
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(3,025,543)
Underlying affiliated funds	897
Futures contracts	2,509,097
Net realized gain (loss) on investments		$(515,549)
Change in unrealized appreciation (depreciation)
Investments	$32,091,404
Futures contracts	226,264
Net unrealized gain (loss) on investments		$32,317,668
Net realized and unrealized gain (loss) on investments		$31,802,119
Change in net assets from operations		$103,120,441

See Notes to Financial Statements

18

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$71,318,322	$75,603,283
Net realized gain (loss) on investments	(515,549)	12,384,525
Net unrealized gain (loss) on investments	32,317,668	(97,154,043)
Change in net assets from operations	$103,120,441	$(9,166,235)
Distributions declared to shareholders
From net investment income	$(83,143,405)	$(91,851,876)
Change in net assets from fund share transactions	$(145,738,645)	$(353,129,539)
Total change in net assets	$(125,761,609)	$(454,147,650)
Net assets
At beginning of period	2,569,757,058	3,023,904,708
At end of period (including undistributed net investment income of $78,593,398 and $83,139,039, respectively)	$2,443,995,449	$2,569,757,058

See Notes to Financial Statements

19

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$13.00		$13.50	$13.13	$13.49	$13.01
Income (loss) from investment operations
Net investment income (d)	$0.40	(c)	$0.38	$0.37	$0.35	$0.37
Net realized and unrealized gain (loss) on investments	0.16		(0.42)	0.40	(0.49)	0.57
Total from investment operations	$0.56		$(0.04)	$0.77	$(0.14)	$0.94
Less distributions declared to shareholders
From net investment income	$(0.47)		$(0.46)	$(0.40)	$(0.16)	$(0.37)
From net realized gain on investments	—		—	—	(0.06)	(0.09)
Total distributions declared to shareholders	$(0.47)		$(0.46)	$(0.40)	$(0.22)	$(0.46)
Net asset value, end of period (x)	$13.09		$13.00	$13.50	$13.13	$13.49
Total return (%) (k)(r)(s)(x)	4.23	(c)	(0.30)	5.85	(1.03)	7.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	(c)	0.54	0.53	0.54	0.56
Expenses after expense reductions (f)	0.52	(c)	0.53	0.52	0.53	0.56
Net investment income	2.98	(c)	2.83	2.74	2.65	2.76
Portfolio turnover	37		62	58	68	114
Net assets at end of period (000 omitted)	$986,877		$1,030,563	$1,172,957	$1,208,132	$850,417

See Notes to Financial Statements

20

MFS Total Return Bond Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$12.78		$13.28	$12.92	$13.30	$12.85
Income (loss) from investment operations
Net investment income (d)	$0.36	(c)	$0.34	$0.33	$0.31	$0.33
Net realized and unrealized gain (loss) on investments	0.16		(0.41)	0.39	(0.48)	0.57
Total from investment operations	$0.52		$(0.07)	$0.72	$(0.17)	$0.90
Less distributions declared to shareholders
From net investment income	$(0.43)		$(0.43)	$(0.36)	$(0.15)	$(0.36)
From net realized gain on investments	—		—	—	(0.06)	(0.09)
Total distributions declared to shareholders	$(0.43)		$(0.43)	$(0.36)	$(0.21)	$(0.45)
Net asset value, end of period (x)	$12.87		$12.78	$13.28	$12.92	$13.30
Total return (%) (k)(r)(s)(x)	4.01	(c)	(0.58)	5.62	(1.29)	7.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	(c)	0.79	0.78	0.79	0.81
Expenses after expense reductions (f)	0.77	(c)	0.78	0.77	0.78	0.81
Net investment income	2.73	(c)	2.58	2.48	2.39	2.48
Portfolio turnover	37		62	58	68	114
Net assets at end of period (000 omitted)	$1,457,118		$1,539,194	$1,850,948	$1,836,589	$1,646,291

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

21

MFS Total Return Bond Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Bond Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally

22

MFS Total Return Bond Series

Notes to Financial Statements – continued

traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$17,556	$11,708	$—	$29,264
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	274,474,677	—	274,474,677
Municipal Bonds	—	18,489,574	—	18,489,574
U.S. Corporate Bonds	—	879,979,467	—	879,979,467
Residential Mortgage-Backed Securities	—	546,290,103	—	546,290,103
Commercial Mortgage-Backed Securities	—	245,886,439	—	245,886,439
Asset-Backed Securities (including CDOs)	—	142,930,072	—	142,930,072
Foreign Bonds	—	188,260,090	—	188,260,090
Mutual Funds	132,647,161	—	—	132,647,161
Total Investments	$132,664,717	$2,296,322,130	$—	$2,428,986,847

Other Financial Instruments
Futures Contracts – Assets	$561,863	$—	$—	$561,863
Futures Contracts – Liabilities	(135,272)	—	—	(135,272)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options and futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

23

MFS Total Return Bond Series

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$561,863	$(135,272)
Equity	Purchased Equity Options	29,264	—
Total		$591,127	$(135,272)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Investments (Purchased Options)
Interest Rate	$2,509,097	$—
Equity	—	14,626
Total	$2,509,097	$14,626

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Investments (Purchased Options)
Interest Rate	$226,264	$—
Equity	—	(621,858)
Total	$226,264	$(621,858)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

24

MFS Total Return Bond Series

Notes to Financial Statements – continued

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or

25

MFS Total Return Bond Series

Notes to Financial Statements – continued

liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$83,143,405	$91,851,876

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$2,447,918,720
Gross appreciation	30,321,246
Gross depreciation	(49,253,119)
Net unrealized appreciation (depreciation)	$(18,931,873)
Undistributed ordinary income	78,599,532
Capital loss carryforwards	(16,154,893)
Other temporary differences	(477,264)

26

MFS Total Return Bond Series

Notes to Financial Statements – continued

As of December 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(6,794,103)
Long-Term	(9,360,790)
Total	$(16,154,893)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$34,643,113	$36,954,369
Service Class	48,500,292	54,897,507
Total	$83,143,405	$91,851,876

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $2.5 billion to $5 billion and 0.40% of average daily net assets in excess of $5 billion. This written agreement will terminate on April 27, 2017. For the year ended December 31, 2016, this management fee reduction amounted to $15,117, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $179,027, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

Effective April 28, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $2.5 billion of average daily net assets	0.50%
Next $2.5 billion of average daily net assets	0.45%
Average daily net assets in excess of $5 billion	0.40%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $61,129, which equated to 0.0024% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $3,170.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

27

MFS Total Return Bond Series

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $4,963 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase transactions pursuant to this policy, which amounted to $2,383,275.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$496,837,644	$618,435,645
Investments (non-U.S. Government securities)	$411,591,768	$532,386,682

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	6,414,218	$85,432,592	5,588,697	$74,620,310
Service Class	8,175,261	107,465,158	7,064,169	93,720,716
	14,589,479	$192,897,750	12,652,866	$168,341,026
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,516,578	$33,797,646	2,774,684	$36,237,371
Service Class	3,668,706	48,500,292	4,272,180	54,897,507
	6,185,284	$82,297,938	7,046,864	$91,134,878
Shares reacquired
Initial Class	(12,811,239)	$(171,229,874)	(15,970,027)	$(214,101,491)
Service Class	(19,020,186)	(249,704,459)	(30,309,856)	(398,503,952)
	(31,831,425)	$(420,934,333)	(46,279,883)	$(612,605,443)
Net change
Initial Class	(3,880,443)	$(51,999,636)	(7,606,646)	$(103,243,810)
Service Class	(7,176,219)	(93,739,009)	(18,973,507)	(249,885,729)
	(11,056,662)	$(145,738,645)	(26,580,153)	$(353,129,539)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 8% and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio was the owner of record of less than 1% of the value of the outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal

28

MFS Total Return Bond Series

Notes to Financial Statements – continued

Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $15,677 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	86,235,675	675,160,643	(628,749,157)	132,647,161

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$897	$—	$166,190	$132,647,161

29

MFS Total Return Bond Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Bond Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Bond Series as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

30

MFS Total Return Bond Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

31

MFS Total Return Bond Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Joshua Marston Robert Persons

32

MFS Total Return Bond Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

33

MFS Total Return Bond Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion and $5 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rates”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rates effective as of April 28, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

34

MFS Total Return Bond Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

35

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

36

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

37

ANNUAL REPORT

December 31, 2016

MFS® RESEARCH SERIES

MFS® Variable Insurance Trust

VFR-ANN

MFS® RESEARCH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Citigroup, Inc.	2.7%
Alphabet, Inc., “A”	2.4%
Visa, Inc., “A”	2.3%
Amazon.com, Inc.	2.0%
Facebook, Inc., “A “	2.0%
Apple, Inc.	1.8%
U.S. Bancorp	1.7%
Honeywell International, Inc.	1.6%
Merck & Co., Inc.	1.6%
EOG Resources, Inc.	1.5%

Global equity sectors
Technology	18.9%
Financial Services	17.9%
Health Care	13.8%
Capital Goods	13.7%
Consumer Cyclicals	13.0%
Energy	10.4%
Consumer Staples	7.8%
Telecommunications/Cable Television (s)	4.1%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Research Series (“fund”) provided a total return of 8.74%, while Service Class shares of the fund provided a total return of 8.49%. These compare with a return of 11.96% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Stock selection in the technology sector was a primary detractor from performance relative to the S&P 500 Index. However, there were no individual securities within this sector that were among the fund’s top relative detractors during the reporting period.

Stock selection in both the energy and health care sectors further weighed on relative performance. Within the energy sector, not holding shares of integrated energy company Chevron hurt relative results. Shares of Chevron rose as the company delivered earnings results ahead of market estimates driven by better performance from its downstream operations. The fund’s overweight position in Valero Energy (h) further dampened relative performance. Within the health care sector, holdings of specialty pharmaceutical company Valeant Pharmaceuticals International (b)(h) (Canada) detracted from relative returns. Shares of Valeant Pharmaceuticals depreciated following the fallout from political pressure on the company’s drug price strategy and accusations of financial fraud through the company’s unusual and undisclosed arrangement with online pharmacy Philidor. The fund’s overweight positions in specialty pharmaceutical company Allergan, biopharmaceutical company Alexion Pharmaceuticals, pharmaceutical company Eli Lilly and health services and information technology company McKesson also weighed on relative performance. Shares of Allergan fell after Pfizer terminated the proposed combination with Allergan following Treasury Department changes to inversion rules.

In other sectors, the timing of the fund’s ownership in shares of global financial services firm JPMorgan Chase (h) and financial services company American Express (h) hindered relative returns. The fund’s overweight position in athletic shoes and apparel manufacturer NIKE further weakened relative results.

Contributors to Performance

Stock selection in the consumer cyclicals sector was a primary factor that contributed to relative performance. However, there were no individual securities within this sector that were among the fund’s top relative contributors during the reporting period.

Elsewhere, the fund’s overweight positions in financial services firms Citigroup, U.S. Bancorp and Charles Schwab (h) all benefited relative results. Shares of Citigroup outpaced the benchmark as the company posted favorable results driven by

3

MFS Research Series

Management Review – continued

stronger-than-expected fixed income, currency and commodity trading and Costco credit card metrics. In addition, after the US presidential election, banks outperformed the broader markets on prospects of higher rates, stronger growth and regulatory relief. Not owning shares of biotech firm Gilead Sciences added to relative performance as the stock underperformed the benchmark during the period. The fund’s overweight positions in energy exploration and production company EOG Resources, enterprise information technology provider Hewlett Packard Enterprise and oilfield services provider Halliburton also contributed to relative results. The fund’s holdings of strong-performing cable services provider Charter Communications, which was not a constituent of the S&P 500 Index until late in the reporting period, financial services firm Wintrust Financial (b) and engineering services firm Leidos Holdings (b), further strengthened relative performance. Shares of Charter Communications rose as the company reported results that were ahead of estimates as revenues grew, driven by residential growth. In addition, management announced share buybacks earlier than expected, which helped boost the stock’s performance.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research Series

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/26/95	8.74%	13.38%	7.40%
Service Class	5/01/00	8.49%	13.10%	7.13%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		11.96%	14.66%	6.95%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.77%	$1,000.00	$1,048.45	$3.96
	Hypothetical (h)	0.77%	$1,000.00	$1,021.27	$3.91
Service Class	Actual	1.02%	$1,000.00	$1,047.24	$5.25
	Hypothetical (h)	1.02%	$1,000.00	$1,020.01	$5.18

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.03% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Research Series

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.5%
Aerospace – 4.0%
Honeywell International, Inc.	86,018	$9,965,184
Leidos Holdings, Inc.	69,502	3,554,331
Northrop Grumman Corp.	23,334	5,427,022
United Technologies Corp.	49,722	5,450,526

		$24,397,063

Alcoholic Beverages – 1.3%
Constellation Brands, Inc., “A”	25,779	$3,952,178
Molson Coors Brewing Co.	39,492	3,842,967

		$7,795,145

Apparel Manufacturers – 1.9%
Hanesbrands, Inc.	126,280	$2,723,860
NIKE, Inc., “B”	125,889	6,398,938
PVH Corp.	27,370	2,469,869

		$11,592,667

Biotechnology – 1.5%
Alexion Pharmaceuticals, Inc. (a)	8,971	$1,097,602
Celgene Corp. (a)	70,501	8,160,491

		$9,258,093

Broadcasting – 1.6%
Time Warner, Inc.	64,879	$6,262,770
Twenty-First Century Fox, Inc.	126,051	3,534,470

		$9,797,240

Brokerage & Asset Managers – 1.5%
Blackstone Group LP	134,043	$3,623,182
NASDAQ, Inc.	85,145	5,714,932

		$9,338,114

Business Services – 4.7%
Accenture PLC, “A”	39,649	$4,644,087
Cognizant Technology Solutions Corp., “A” (a)	87,299	4,891,363
Equifax, Inc.	27,926	3,301,691
Fidelity National Information Services, Inc.	66,143	5,003,057
Fiserv, Inc. (a)	32,896	3,496,187
Gartner, Inc. (a)	24,916	2,518,260
Global Payments, Inc.	64,441	4,472,850

		$28,327,495

Cable TV – 1.6%
Charter Communications, Inc., “A” (a)	28,773	$8,284,322
Comcast Corp., “A”	22,888	1,580,416

		$9,864,738

Chemicals – 2.7%
E.I. du Pont de Nemours & Co.	64,418	$4,728,281
Monsanto Co.	44,997	4,734,134
PPG Industries, Inc.	73,037	6,920,986

		$16,383,401

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – 2.3%
Adobe Systems, Inc. (a)	44,758	$4,607,836
Sabre Corp.	109,731	2,737,788
Salesforce.com, Inc. (a)	93,120	6,374,995

		$13,720,619

Computer Software – Systems – 3.6%
Apple, Inc. (s)	92,245	$10,683,816
Constellation Software, Inc.	5,773	2,623,337
Hewlett Packard Enterprise	272,303	6,301,091
SS&C Technologies Holdings, Inc.	87,219	2,494,463

		$22,102,707

Construction – 1.3%
Sherwin-Williams Co.	19,931	$5,356,257
Toll Brothers, Inc. (a)	90,675	2,810,925

		$8,167,182

Consumer Products – 1.0%
Coty, Inc., “A”	139,954	$2,562,558
Newell Brands, Inc.	83,838	3,743,367

		$6,305,925

Consumer Services – 1.0%
Priceline Group, Inc. (a)	3,970	$5,820,258

Containers – 0.6%
Berry Plastics Group, Inc. (a)	71,805	$3,499,058

Electrical Equipment – 1.7%
Johnson Controls International PLC	148,325	$6,109,507
W.W. Grainger, Inc.	17,330	4,024,893

		$10,134,400

Electronics – 1.2%
Broadcom Corp.	41,552	$7,345,147

Energy – Independent – 4.0%
Energen Corp. (a)	42,313	$2,440,191
EOG Resources, Inc.	87,964	8,893,160
EQT Corp.	67,186	4,393,964
Noble Energy, Inc.	87,342	3,324,237
Pioneer Natural Resources Co.	27,427	4,938,780

		$23,990,332

Energy – Integrated – 1.2%
Exxon Mobil Corp.	82,400	$7,437,424

Food & Beverages – 3.5%
J.M. Smucker Co.	23,888	$3,059,097
Mead Johnson Nutrition Co., “A”	39,750	2,812,710
Mondelez International, Inc.	114,820	5,089,971
PepsiCo, Inc.	81,540	8,531,530
TreeHouse Foods, Inc. (a)	26,896	1,941,622

		$21,434,930

Food & Drug Stores – 0.9%
CVS Health Corp.	68,007	$5,366,432

7

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
General Merchandise – 1.8%
Costco Wholesale Corp.	41,889	$6,706,848
Dollar Tree, Inc. (a)	51,867	4,003,095

		$10,709,943

Health Maintenance Organizations – 1.6%
Cigna Corp.	18,232	$2,431,966
UnitedHealth Group, Inc.	44,697	7,153,308

		$9,585,274

Insurance – 3.0%
American International Group, Inc.	80,493	$5,256,998
Aon PLC	73,071	8,149,609
Chubb Ltd.	35,420	4,679,690

		$18,086,297

Internet – 5.7%
Alibaba Group Holding Ltd., ADR (a)	26,880	$2,360,333
Alphabet, Inc., “A” (a)	18,085	14,331,458
Alphabet, Inc., “C” (a)	7,741	5,974,659
Facebook, Inc., “A” (a)	102,896	11,838,185

		$34,504,635

Machinery & Tools – 1.8%
Roper Technologies, Inc.	40,921	$7,491,817
SPX FLOW, Inc. (a)	100,709	3,228,731

		$10,720,548

Major Banks – 3.4%
Goldman Sachs Group, Inc.	24,513	$5,869,638
Morgan Stanley	144,581	6,108,547
PNC Financial Services Group, Inc.	75,871	8,873,872

		$20,852,057

Medical & Health Technology & Services – 1.0%
McKesson Corp.	20,011	$2,810,545
VCA, Inc. (a)	51,306	3,522,157

		$6,332,702

Medical Equipment – 4.8%
Danaher Corp.	72,246	$5,623,629
Medtronic PLC	114,580	8,161,533
PerkinElmer, Inc.	88,975	4,640,046
Steris PLC	28,438	1,916,437
Stryker Corp.	45,033	5,395,404
Zimmer Biomet Holdings, Inc.	33,349	3,441,617

		$29,178,666

Natural Gas – Distribution – 0.6%
Sempra Energy	39,149	$3,939,955

Natural Gas – Pipeline – 0.5%
Enterprise Products Partners LP	108,227	$2,926,458

Network & Telecom – 1.4%
Cisco Systems, Inc.	281,380	$8,503,304

Oil Services – 1.4%
Halliburton Co.	108,898	$5,890,293
Schlumberger Ltd.	31,410	2,636,870

		$8,527,163

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Other Banks & Diversified Financials – 8.1%
Citigroup, Inc. (s)	273,277	$16,240,852
Discover Financial Services	64,386	4,641,587
U.S. Bancorp	204,736	10,517,288
Visa, Inc., “A” (s)	175,736	13,710,923
Wintrust Financial Corp.	53,667	3,894,614

		$49,005,264

Pharmaceuticals – 4.9%
Allergan PLC (a)	33,222	$6,976,952
Eli Lilly & Co.	98,385	7,236,217
Merck & Co., Inc.	168,033	9,892,103
Zoetis, Inc.	100,294	5,368,738

		$29,474,010

Railroad & Shipping – 1.7%
Canadian Pacific Railway Ltd.	21,947	$3,133,373
Union Pacific Corp.	66,710	6,916,493

		$10,049,866

Real Estate – 1.8%
Store Capital Corp., REIT	285,122	$7,045,365
Tanger Factory Outlet Centers, Inc., REIT	115,747	4,141,428

		$11,186,793

Restaurants – 1.9%
Aramark	135,430	$4,837,560
Starbucks Corp.	118,366	6,571,680

		$11,409,240

Specialty Stores – 4.0%
Amazon.com, Inc. (a)	16,022	$12,014,417
Lululemon Athletica, Inc. (a)	27,302	1,774,357
Ross Stores, Inc.	66,686	4,374,602
Tractor Supply Co.	39,618	3,003,441
Urban Outfitters, Inc. (a)	101,930	2,902,966

		$24,069,783

Telecommunications – Wireless – 1.4%
American Tower Corp., REIT	34,204	$3,614,679
SBA Communications Corp. (a)	48,717	5,030,517

		$8,645,196

Telephone Services – 1.1%
Verizon Communications, Inc.	120,990	$6,458,446

Tobacco – 1.9%
Philip Morris International, Inc.	68,773	$6,292,042
Reynolds American, Inc.	93,834	5,258,457

		$11,550,499

Utilities – Electric Power – 2.6%
American Electric Power Co., Inc.	40,214	$2,531,873
CMS Energy Corp.	115,085	4,789,838
NextEra Energy, Inc.	42,773	5,109,663
Xcel Energy, Inc.	88,269	3,592,548

		$16,023,922

Total Common Stocks (Identified Cost, $473,062,391)		$603,818,391

8

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
CONVERTIBLE PREFERRED STOCKS – 0.3%
Telephone Services – 0.3%
Frontier Communications Corp., 11.13% (Identified Cost, $2,205,665)	23,254	$1,652,894

MONEY MARKET FUNDS – 0.5%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $2,866,472)	2,866,758	$2,866,758

Total Investments (Identified Cost, $478,134,528)		$608,338,043

SECURITIES SOLD SHORT – (0.2)%
Telecommunications – Wireless – (0.2)%
Crown Castle International Corp., REIT (Proceeds Received, $1,375,557)	(16,616)	$(1,441,770)

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(299,181)

NET ASSETS – 100.0%		$606,597,092

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2016, the fund had cash collateral of $24,933 and other liquid securities with an aggregate value of $2,754,522 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $475,268,056)	$605,471,285
Underlying affiliated funds, at value (identified cost, $2,866,472)	2,866,758
Total investments, at value (identified cost, $478,134,528)	$608,338,043
Deposits with brokers	24,933
Receivables for
Investments sold	920,124
Fund shares sold	75,698
Interest and dividends	773,982
Total assets		$610,132,780
Liabilities
Payables for
Securities sold short, at value (proceeds received, $1,375,557)	$1,441,770
Investments purchased	926,649
Fund shares reacquired	1,016,590
Payable to affiliates
Investment adviser	45,491
Shareholder servicing costs	856
Distribution and/or service fees	4,538
Payable for independent Trustees’ compensation	75
Accrued expenses and other liabilities	99,719
Total liabilities		$3,535,688
Net assets		$606,597,092
Net assets consist of
Paid-in capital	$429,067,666
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	130,137,322
Accumulated net realized gain (loss) on investments and foreign currency	39,401,830
Undistributed net investment income	7,990,274
Net assets		$606,597,092
Shares of beneficial interest outstanding		23,418,261

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$386,256,075	14,854,794	$26.00
Service Class	220,341,017	8,563,467	25.73

See Notes to Financial Statements

10

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$13,296,651
Interest	28,862
Dividends from underlying affiliated funds	14,118
Other	7,838
Foreign taxes withheld	(7,178)
Total investment income		$13,340,291
Expenses
Management fee	$4,641,149
Distribution and/or service fees	556,178
Shareholder servicing costs	40,550
Administrative services fee	106,049
Independent Trustees’ compensation	18,477
Custodian fee	49,500
Reimbursement of custodian expenses	(89,041)
Shareholder communications	29,900
Audit and tax fees	54,735
Legal fees	6,321
Dividend and interest expense on securities sold short	63,242
Miscellaneous	34,157
Total expenses		$5,511,217
Reduction of expenses by investment adviser	(44,442)
Net expenses		$5,466,775
Net investment income		$7,873,516
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$40,672,987
Underlying affiliated funds	51
Foreign currency	(522)
Net realized gain (loss) on investments and foreign currency		$40,672,516
Change in unrealized appreciation (depreciation)
Investments	$2,960,375
Securities sold short	(9,973)
Translation of assets and liabilities in foreign currencies	15
Net unrealized gain (loss) on investments and foreign currency translation		$2,950,417
Net realized and unrealized gain (loss) on investments and foreign currency		$43,622,933
Change in net assets from operations		$51,496,449

See Notes to Financial Statements

11

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$7,873,516	$4,379,370
Net realized gain (loss) on investments and foreign currency	40,672,516	61,605,974
Net unrealized gain (loss) on investments and foreign currency translation	2,950,417	(59,348,655)
Change in net assets from operations	$51,496,449	$6,636,689
Distributions declared to shareholders
From net investment income	$(4,225,841)	$(4,312,083)
From net realized gain on investments	(62,130,911)	(51,371,520)
Total distributions declared to shareholders	$(66,356,752)	$(55,683,603)
Change in net assets from fund share transactions	$(15,425,163)	$(42,383,780)
Total change in net assets	$(30,285,466)	$(91,430,694)
Net assets
At beginning of period	636,882,558	728,313,252
At end of period (including undistributed net investment income of $7,990,274 and $4,379,139, respectively)	$606,597,092	$636,882,558

See Notes to Financial Statements

12

MFS Research Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015		2014	2013	2012

Net asset value, beginning of period	$26.68		$29.11		$28.74	$21.84	$18.78
Income (loss) from investment operations
Net investment income (d)	$0.36	(c)	$0.21		$0.19	$0.20	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	1.98		(0.17	)(g)	2.68	6.84	3.01
Total from investment operations	$2.34		$0.04		$2.87	$7.04	$3.23
Less distributions declared to shareholders
From net investment income	$(0.22)		$(0.22)		$(0.25)	$(0.08)	$(0.17)
From net realized gain on investments	(2.80)		(2.25)		(2.25)	(0.06)	—
Total distributions declared to shareholders	$(3.02)		$(2.47)		$(2.50)	$(0.14)	$(0.17)
Net asset value, end of period (x)	$26.00		$26.68		$29.11	$28.74	$21.84
Total return (%) (k)(r)(s)(x)	8.74	(c)	0.80		10.20	32.35	17.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	(c)	0.82		0.80	0.81	0.88
Expenses after expense reductions (f)	0.79	(c)	0.81		0.80	0.81	0.88
Net investment income	1.36	(c)	0.72		0.67	0.80	1.06
Portfolio turnover	45		43		34	43	83
Net assets at end of period (000 omitted)	$386,256		$410,178		$468,286	$496,857	$460,834
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	0.78	(c)	0.80		N/A	0.80	0.87

See Notes to Financial Statements

13

MFS Research Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015		2014	2013	2012
Net asset value, beginning of period	$26.42		$28.84		$28.49	$21.70	$18.67
Income (loss) from investment operations
Net investment income (d)	$0.29	(c)	$0.13		$0.12	$0.14	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.96		(0.16	)(g)	2.65	6.78	2.97
Total from investment operations	$2.25		$(0.03)		$2.77	$6.92	$3.15
Less distributions declared to shareholders
From net investment income	$(0.14)		$(0.14)		$(0.17)	$(0.07)	$(0.12)
From net realized gain on investments	(2.80)		(2.25)		(2.25)	(0.06)	—
Total distributions declared to shareholders	$(2.94)		$(2.39)		$(2.42)	$(0.13)	$(0.12)
Net asset value, end of period (x)	$25.73		$26.42		$28.84	$28.49	$21.70
Total return (%) (k)(r)(s)(x)	8.49	(c)	0.53		9.94	32.00	16.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	(c)	1.07		1.05	1.06	1.11
Expenses after expense reductions (f)	1.04	(c)	1.06		1.05	1.05	1.11
Net investment income	1.11	(c)	0.47		0.42	0.56	0.82
Portfolio turnover	45		43		34	43	83
Net assets at end of period (000 omitted)	$220,341		$226,704		$260,028	$279,054	$266,040
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.03	(c)	1.05		N/A	1.05	1.11

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

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valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$605,471,285	$—	$—	$605,471,285
Mutual Funds	2,866,758	—	—	2,866,758
Total Investments	$608,338,043	$—	$—	$608,338,043
Short Sales	$(1,441,770)	$—	$—	$(1,441,770)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2016, this expense amounted to $63,242. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income

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Notes to Financial Statements – continued

from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$10,217,166	$10,616,411
Long-term capital gains	56,139,586	45,067,192
Total distributions	$66,356,752	$55,683,603

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$479,853,916
Gross appreciation	138,396,554
Gross depreciation	(9,912,427)
Net unrealized appreciation (depreciation)	$128,484,127
Undistributed ordinary income	9,202,663
Undistributed long-term capital gain	39,871,671
Other temporary differences	(29,035)

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MFS Research Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$3,069,680	$3,188,529	$39,398,623	$32,895,928
Service Class	1,156,161	1,123,554	22,732,288	18,475,592
Total	$4,225,841	$4,312,083	$62,130,911	$51,371,520

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $43,934, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Effective August 1, 2016, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 0.79% of average daily net assets for the Initial Class shares and 1.04% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the period from August 1, 2016 through December 31, 2016, this reduction amounted to $508, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $37,141, which equated to 0.0060% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $3,409.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0171% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

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MFS Research Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $1,224 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,423,325 and $230,608, respectively. The sales transactions resulted in net realized gains (losses) of $(3,305).

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short sales and short-term obligations, aggregated $279,194,256 and $350,451,066, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	317,881	$8,429,363	440,653	$12,346,887
Service Class	785,388	20,743,069	437,031	12,245,344
	1,103,269	$29,172,432	877,684	$24,592,231
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,631,514	$42,468,303	1,461,501	$36,084,457
Service Class	926,627	23,888,449	800,619	19,599,146
	2,558,141	$66,356,752	2,262,120	$55,683,603
Shares reacquired
Initial Class	(2,468,940)	$(65,822,688)	(2,615,436)	$(75,387,067)
Service Class	(1,728,143)	(45,131,659)	(1,675,253)	(47,272,547)
	(4,197,083)	$(110,954,347)	(4,290,689)	$(122,659,614)
Net change
Initial Class	(519,545)	$(14,925,022)	(713,282)	$(26,955,723)
Service Class	(16,128)	(500,141)	(437,603)	(15,428,057)
	(535,673)	$(15,425,163)	(1,150,885)	$(42,383,780)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 23%, 7%, and 6%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $3,908 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

19

MFS Research Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	378,735	109,257,841	(106,769,818)	2,866,758

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$51	$—	$14,118	$2,866,758

20

MFS Research Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

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MFS Research Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

22

MFS Research Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph MacDougall

23

MFS Research Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Research Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to implement an expense limitation for the Fund, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

25

MFS Research Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $61,754,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 94.56% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2016

MFS® TOTAL RETURN SERIES

MFS® Variable Insurance Trust

VTR-ANN

MFS® TOTAL RETURN SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Total Return Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
JPMorgan Chase & Co.	2.4%
U.S. Treasury Notes, 1.625%, 6/30/2019	2.0%
U.S. Treasury Bonds, 2.875%, 5/15/2043	1.9%
U.S. Treasury Notes, 2.75%, 2/15/2019	1.7%
Fannie Mae, 3.5%, 11/01/2041 – 5/01/2046	1.6%
Philip Morris International, Inc.	1.6%
U.S. Treasury Notes, 3.125%, 5/15/2019	1.3%
Fannie Mae, 4%, 1/01/2043 – 1/01/2044	1.3%
U.S. Treasury Notes, 2.5%, 8/15/2023	1.2%
Johnson & Johnson	1.1%

Composition including fixed income credit quality (a)(i)
AAA	2.2%
AA	1.3%
A	4.1%
BBB	6.8%
BB	0.3%
B (o)	0.0%
CCC (o)	0.0%
C	0.1%
U.S. Government	12.8%
Federal Agencies	12.0%
Not Rated (o)	0.0%
Non-Fixed Income	58.7%
Cash & Cash Equivalents	1.7%

Equity sectors
Financial Services	15.1%
Health Care	7.7%
Consumer Staples	6.1%
Industrial Goods & Services	5.0%
Technology	4.8%
Energy	3.6%
Utilities & Communications	3.6%
Leisure	3.5%
Basic Materials	2.6%
Retailing	2.4%
Autos & Housing	1.6%
Special Products & Services	1.5%
Transportation	1.2%

Fixed income sectors (i)
U.S. Treasury Securities	12.8%
Mortgage-Backed Securities	11.8%
Investment Grade Corporates	10.9%
Commercial Mortgage-Backed Securities	1.4%
Emerging Markets Bonds	0.7%
Non-U.S. Government Bonds	0.5%
Collateralized Debt Obligations	0.4%
Asset-Backed Securities	0.4%
High Yield Corporates	0.3%
Municipal Bonds	0.2%
U.S. Government Agencies	0.2%
Residential Mortgage-Backed Securities (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

MFS Total Return Series

Portfolio Composition – continued

(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

MFS Total Return Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Total Return Series (“fund”) provided a total return of 9.09%, while Service Class shares of the fund provided a total return of 8.81%. These compare with returns of 11.96% and 2.65% over the same period for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Bloomberg Barclays U.S. Aggregate Bond Index (formerly “Barclays U.S. Aggregate Bond Index”), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 8.31%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Within the equity portion of the fund, the combination of weak stock selection and an overweight position in the autos & housing sector was a primary detractor from performance relative to the S&P 500 Index. The fund’s position in shares of motor vehicle manufacturer Kia Motors (b) (South Korea) hindered relative results. Shares of Kia Motors declined as the company reported operating profits that fell short of expectations due to disappointing sales in the domestic market, ongoing labor strikes and foreign exchange headwinds.

Elsewhere, the fund’s overweight holdings of drugstore retailer CVS, diversified financial services firm Wells-Fargo, pharmaceutical company Eli Lilly, chemical company PPG Industries and pharmaceutical and medical products maker Abbott Laboratories hampered relative performance. Shares of CVS traded lower during the period as investors appeared to have reacted negatively to news that the company was lowering full year 2016 and 2017 estimates. CVS indicated that the retail portion of its business faced more significant headwinds than expected from network losses heading into 2017, pressuring its results moving forward. Not holding shares of computer graphics processors maker NVIDIA, health insurance provider UnitedHealth Group and insurance and investment firm Berkshire Hathaway further hurt relative results. Shares of NVIDIA outperformed as strong demand for the company’s graphical processing units used in the gaming and deep learning data center segments helped drive record results. The fund’s underweight position in strong-performing telecommunications company AT&T further weakened relative performance.

During the reporting period, the fund’s relative currency exposure in the equity portion of the fund, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

MFS Total Return Series

Management Review – continued

Within the fixed income portion of the fund, yield curve (y) positioning, particularly the fund’s greater exposure to shifts in the middle portion (centered around maturities of 5-10 years) of the yield curve, detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Security selection within “BBB” rated (r) issues was another negative factor for relative returns.

Contributors to Performance

Within the equity portion of the fund, strong stock selection and an overweight position in the financial services sector were positive factors for performance relative to the S&P 500 Index. Most notably, the fund’s overweight positions in financial services firms JPMorgan Chase, Goldman Sachs Group and insurance company Prudential Financial aided relative returns. Shares of all three companies outpaced the benchmark during the reporting period as the financial services sector as a whole benefited from the US presidential election of Donald Trump and prospects for a less stringent regulatory environment and higher interest rates. The timing of the fund’s ownership in shares of Bank of America, which outperformed the benchmark, was another positive factor for relative performance.

Stock selection in the leisure sector boosted relative performance led by the fund’s overweight positions in media firm Time Warner and strong-performing cable services provider Charter Communications, which was not a constituent of the S&P 500 Index until late in the reporting period. Shares of Time Warner benefited from news of a proposed acquisition by telecommunication services provider AT&T. The stock price was further aided after management reported earnings that were above consensus estimates, driven by strong results in the Turner cable networks and a favorable tax adjustment.

In other sectors, underweight positions in technology holdings company Alphabet and biotech firm Gilead Sciences contributed to relative performance as both stocks underperformed the benchmark during the reporting period. Avoiding poor-performing athletic shoes and apparel manufacturer NIKE and biotechnology firm Amgen further strengthened relative returns.

Within the fixed income portion of the fund, a lesser exposure to the treasury sector, and a greater exposure to the industrials, financial institutions, asset-backed securities (ABS), utilities and commercial mortgage-backed securities (CMBS) sectors, were primary contributors to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Positive security selection within the mortgage-backed securities (MBS) agency fixed rate sector was another area of relative strength.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Jonathan Sage	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Total Return Series

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	9.09%	9.33%	5.28%
Service Class	5/01/00	8.81%	9.05%	5.02%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		2.65%	2.23%	4.34%
MFS Total Return Blended Index (f)(w)		8.31%	9.69%	6.21%

(f)	Source: FactSet Research Systems Inc.

(w)	As of December 31, 2016, the MFS Total Return Blended Index was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Benchmark Definitions

Bloomberg Barclays U.S. Aggregate Bond Index (formerly Barclays U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

MFS Total Return Series

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Total Return Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.60%	$1,000.00	$1,033.77	$3.07
	Hypothetical (h)	0.60%	$1,000.00	$1,022.12	$3.05
Service Class	Actual	0.84%	$1,000.00	$1,032.93	$4.29
	Hypothetical (h)	0.84%	$1,000.00	$1,020.91	$4.27

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.03% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

MFS Total Return Series

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 58.2%
Aerospace – 2.8%
Honeywell International, Inc.	171,761	$19,898,500
L3 Technologies, Inc.	25,611	3,895,689
Lockheed Martin Corp.	50,239	12,556,736
Northrop Grumman Corp.	74,301	17,280,927
Orbital ATK, Inc.	18,281	1,603,792
United Technologies Corp.	181,172	19,860,075

		$75,095,719

Airlines – 0.4%
Copa Holdings S.A., “A”	68,231	$6,197,422
Delta Air Lines, Inc.	78,852	3,878,730

		$10,076,152

Alcoholic Beverages – 0.3%
Diageo PLC	315,222	$8,155,138

Apparel Manufacturers – 0.1%
Hanesbrands, Inc.	84,051	$1,812,980

Automotive – 0.9%
Delphi Automotive PLC	111,027	$7,477,668
General Motors Co.	118,681	4,134,846
Harley-Davidson, Inc.	45,423	2,649,978
Hyundai Motor Co. Ltd.	25,287	3,038,055
Kia Motors Corp. (a)	124,442	4,037,817
LKQ Corp. (a)	98,499	3,018,994

		$24,357,358

Biotechnology – 0.2%
Celgene Corp. (a)	19,504	$2,257,588
Gilead Sciences, Inc.	33,502	2,399,078

		$4,656,666

Broadcasting – 1.1%
Interpublic Group of Companies, Inc.	85,426	$1,999,823
Omnicom Group, Inc.	126,233	10,743,691
Time Warner, Inc.	136,518	13,178,083
Twenty-First Century Fox, Inc.	106,084	2,974,595
Walt Disney Co.	12,275	1,279,301

		$30,175,493

Brokerage & Asset Managers – 1.0%
BlackRock, Inc.	23,784	$9,050,763
Blackstone Group LP	103,957	2,809,958
Charles Schwab Corp.	69,021	2,724,259
Franklin Resources, Inc.	137,036	5,423,885
NASDAQ, Inc.	85,908	5,766,145

		$25,775,010

Business Services – 1.5%
Accenture PLC, “A”	185,299	$21,704,072
Amdocs Ltd.	22,900	1,333,925
Cognizant Technology Solutions Corp., “A” (a)	34,522	1,934,268
Equifax, Inc.	40,181	4,750,600

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Business Services – continued
Fidelity National Information Services, Inc.	61,079	$4,620,016
Fiserv, Inc. (a)	21,839	2,321,049
Global Payments, Inc.	38,931	2,702,201

		$39,366,131

Cable TV – 1.5%
Charter Communications, Inc., “A” (a)	44,337	$12,765,509
Comcast Corp., “A”	402,719	27,807,747

		$40,573,256

Chemicals – 2.2%
3M Co.	103,976	$18,566,994
Celanese Corp.	48,709	3,835,347
E.I. du Pont de Nemours & Co.	85,295	6,260,653
LyondellBasell Industries N.V., “A”	62,790	5,386,126
Monsanto Co.	51,634	5,432,413
PPG Industries, Inc.	181,388	17,188,327

		$56,669,860

Computer Software – 1.2%
CA, Inc.	42,170	$1,339,741
Check Point Software Technologies Ltd. (a)	93,032	7,857,483
Intuit, Inc.	15,994	1,833,072
Microsoft Corp.	166,035	10,317,415
Oracle Corp.	187,633	7,214,489
Sabre Corp.	153,692	3,834,615

		$32,396,815

Computer Software – Systems – 1.1%
Apple, Inc.	33,842	$3,919,580
Hewlett Packard Enterprise	440,442	10,191,828
International Business Machines Corp.	85,908	14,259,869
Seagate Technology PLC	48,482	1,850,558

		$30,221,835

Construction – 0.7%
Owens Corning	199,398	$10,280,961
Sherwin-Williams Co.	10,847	2,915,023
Stanley Black & Decker, Inc.	43,998	5,046,131

		$18,242,115

Consumer Products – 0.8%
Coty, Inc., “A”	265,939	$4,869,343
Kimberly-Clark Corp.	29,330	3,347,140
Newell Brands, Inc.	18,943	845,805
Procter & Gamble Co.	116,060	9,758,325
Reckitt Benckiser Group PLC	31,572	2,668,917

		$21,489,530

Containers – 0.1%
Crown Holdings, Inc. (a)	45,693	$2,402,081

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – 0.9%
Fortive Corp.	51,406	$2,756,904
Johnson Controls International PLC	416,668	17,162,555
MSC Industrial Direct Co., Inc., “A”	16,970	1,567,858
Pentair PLC	36,768	2,061,582

		$23,548,899

Electronics – 1.2%
Broadcom Corp.	16,083	$2,842,992
Intel Corp.	119,629	4,338,944
Maxim Integrated Products, Inc.	80,684	3,111,982
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	281,834	8,102,728
Texas Instruments, Inc.	169,418	12,362,431

		$30,759,077

Energy – Independent – 2.0%
Anadarko Petroleum Corp.	77,339	$5,392,848
Canadian Natural Resources Ltd.	59,946	1,911,078
EOG Resources, Inc.	99,797	10,089,477
EQT Corp.	54,619	3,572,083
Galp Energia SGPS S.A., “B”	180,536	2,683,683
Hess Corp.	67,218	4,187,009
Noble Energy, Inc.	102,417	3,897,991
Occidental Petroleum Corp.	127,890	9,109,605
Rice Energy, Inc. (a)	120,155	2,565,309
Valero Energy Corp.	139,176	9,508,504

		$52,917,587

Energy – Integrated – 1.2%
BP PLC	1,350,562	$8,391,708
Chevron Corp.	93,844	11,045,439
Exxon Mobil Corp.	149,007	13,449,372

		$32,886,519

Food & Beverages – 2.5%
Archer Daniels Midland Co.	250,109	$11,417,476
Bunge Ltd.	38,750	2,799,300
Coca-Cola Co.	68,420	2,836,693
Coca-Cola European Partners PLC	68,995	2,166,443
Danone S.A.	72,327	4,577,963
General Mills, Inc.	142,650	8,811,491
J.M. Smucker Co.	21,176	2,711,799
Kellogg Co.	44,759	3,299,186
Marine Harvest	290,338	5,234,950
Mead Johnson Nutrition Co., “A”	58,744	4,156,725
Mondelez International, Inc.	75,409	3,342,881
Nestle S.A.	167,735	12,032,841
PepsiCo, Inc.	23,463	2,454,934

		$65,842,682

Food & Drug Stores – 0.9%
CVS Health Corp.	268,235	$21,166,424
Kroger Co.	79,396	2,739,956

		$23,906,380

Gaming & Lodging – 0.1%
Marriott International, Inc., “A”	37,213	$3,076,771

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
General Merchandise – 0.7%
Kohl’s Corp.	64,120	$3,166,246
Target Corp.	168,676	12,183,467
Wal-Mart Stores, Inc.	34,856	2,409,247

		$17,758,960

Health Maintenance Organizations – 0.2%
Cigna Corp.	40,616	$5,417,768

Insurance – 3.7%
Aon PLC	117,747	$13,132,323
Chubb Ltd.	152,186	20,106,814
MetLife, Inc.	467,769	25,208,071
Prudential Financial, Inc.	152,639	15,883,614
Travelers Cos., Inc.	124,566	15,249,370
Validus Holdings Ltd.	37,393	2,056,989
Zurich Insurance Group AG	25,050	6,880,270

		$98,517,451

Internet – 0.6%
Alphabet, Inc., “A” (a)	4,197	$3,325,913
Facebook, Inc., “A” (a)	108,806	12,518,130

		$15,844,043

Machinery & Tools – 1.3%
Allison Transmission Holdings, Inc.	209,374	$7,053,810
Cummins, Inc.	7,457	1,019,148
Deere & Co.	30,493	3,141,999
Eaton Corp. PLC	117,072	7,854,360
Illinois Tool Works, Inc.	90,231	11,049,688
Ingersoll-Rand Co. Ltd., “A”	37,256	2,795,690

		$32,914,695

Major Banks – 7.2%
Bank of America Corp.	978,093	$21,615,855
Bank of New York Mellon Corp.	309,337	14,656,387
BNP Paribas	34,289	2,185,512
Goldman Sachs Group, Inc.	92,718	22,201,325
JPMorgan Chase & Co.	735,379	63,455,854
Morgan Stanley	294,886	12,458,934
PNC Financial Services Group, Inc.	112,350	13,140,456
Royal Bank of Canada	110,559	7,482,588
State Street Corp.	131,774	10,241,475
Sumitomo Mitsui Financial Group, Inc.	125,500	4,757,712
Wells Fargo & Co.	332,975	18,350,252

		$190,546,350

Medical & Health Technology & Services – 0.4%
Express Scripts Holding Co. (a)	43,510	$2,993,053
HCA Holdings, Inc. (a)	16,731	1,238,429
McKesson Corp.	52,373	7,355,788

		$11,587,270

Medical Equipment – 2.8%
Abbott Laboratories	368,360	$14,148,708
Danaher Corp.	200,184	15,582,323
Medtronic PLC	243,128	17,318,007
St. Jude Medical, Inc.	87,340	7,003,795

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical Equipment – continued
Thermo Fisher Scientific, Inc.	105,563	$14,894,939
Zimmer Biomet Holdings, Inc.	40,866	4,217,371

		$73,165,143

Metals & Mining – 0.2%
Rio Tinto Ltd.	122,340	$4,658,784

Natural Gas – Distribution – 0.1%
Engie	202,830	$2,583,991

Natural Gas – Pipeline – 0.4%
Enterprise Products Partners LP	188,624	$5,100,393
Plains All American Pipeline LP	57,934	1,870,689
Western Gas Equity Partners LP	40,595	2,385,362

		$9,356,444

Network & Telecom – 0.7%
Cisco Systems, Inc.	483,368	$14,607,381
Motorola Solutions, Inc.	31,267	2,591,722

		$17,199,103

Oil Services – 0.3%
Schlumberger Ltd.	99,668	$8,367,129

Other Banks & Diversified Financials – 2.2%
American Express Co.	64,591	$4,784,901
BB&T Corp.	104,311	4,904,703
Citigroup, Inc.	206,790	12,289,530
Discover Financial Services	98,381	7,092,286
SunTrust Banks, Inc.	52,935	2,903,485
U.S. Bancorp	380,887	19,566,165
UBS AG	276,191	4,326,079
Visa, Inc., “A”	34,318	2,677,490

		$58,544,639

Pharmaceuticals – 4.0%
Allergan PLC (a)	14,194	$2,980,882
Bayer AG	97,625	10,187,094
Bristol-Myers Squibb Co.	54,330	3,175,045
Eli Lilly & Co.	202,238	14,874,605
Johnson & Johnson	258,759	29,811,624
Merck & Co., Inc.	465,933	27,429,476
Novartis AG	16,018	1,165,603
Pfizer, Inc.	462,478	15,021,285
Roche Holding AG	4,597	1,047,441

		$105,693,055

Printing & Publishing – 0.2%
Moody’s Corp.	31,998	$3,016,451
S&P Global, Inc.	9,113	980,012
Transcontinental, Inc., “A”	153,758	2,541,161

		$6,537,624

Railroad & Shipping – 0.4%
Canadian National Railway Co.	41,275	$2,781,935
Union Pacific Corp.	81,405	8,440,070

		$11,222,005

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Real Estate – 0.9%
Annaly Mortgage Management, Inc., REIT	250,640	$2,498,881
Medical Properties Trust, Inc., REIT	765,343	9,413,719
Starwood Property Trust, Inc., REIT	175,492	3,852,049
Store Capital Corp., REIT	166,981	4,126,101
Washington Prime Group, Inc., REIT	375,597	3,909,965

		$23,800,715

Restaurants – 0.5%
Aramark	101,013	$3,608,184
Brinker International, Inc.	78,783	3,902,122
Starbucks Corp.	32,976	1,830,828
YUM! Brands, Inc.	61,801	3,913,857

		$13,254,991

Specialty Chemicals – 0.2%
Axalta Coating Systems Ltd. (a)	147,718	$4,017,930

Specialty Stores – 0.7%
Advance Auto Parts, Inc.	7,472	$1,263,665
Amazon.com, Inc. (a)	3,183	2,386,836
Best Buy Co., Inc.	119,072	5,080,802
Gap, Inc.	461,371	10,353,165

		$19,084,468

Telephone Services – 1.3%
AT&T, Inc.	69,409	$2,951,965
Frontier Communications Corp. (l)	449,786	1,520,277
TDC A.S. (a)	385,984	1,981,703
Telefonica Brasil S.A., ADR	147,273	1,970,513
Verizon Communications, Inc.	464,202	24,779,103

		$33,203,561

Tobacco – 2.4%
Altria Group, Inc.	294,097	$19,886,839
Japan Tobacco, Inc.	46,200	1,519,511
Philip Morris International, Inc.	447,152	40,909,936

		$62,316,286

Trucking – 0.5%
United Parcel Service, Inc., “B”	103,590	$11,875,558

Utilities – Electric Power – 1.6%
American Electric Power Co., Inc.	78,336	$4,932,035
Duke Energy Corp.	83,016	6,443,702
Exelon Corp.	284,596	10,100,312
FirstEnergy Corp.	66,988	2,074,618
PPL Corp.	272,929	9,293,232
Public Service Enterprise Group, Inc.	67,177	2,947,727
SSE PLC	114,793	2,194,415
WEC Energy Group, Inc.	46,213	2,710,392
Xcel Energy, Inc.	38,136	1,552,135

		$42,248,568

Total Common Stocks (Identified Cost, $1,117,869,259)		$1,534,120,585

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – 39.4%
Agency – Other – 0.1%
Financing Corp., 9.65%, 11/02/2018	$1,275,000	$1,466,838

Asset-Backed & Securitized – 2.2%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.134%, 12/28/2040 (z)	$2,329,123	$1,776,757
BlackRock Capital Finance LP, 7.75%, 9/25/2026 (z)	32,751	3,206
Cent LP, 2013-17A, “A1”, CLO, FRN, 2.187%, 1/30/2025 (n)	2,547,000	2,545,525
Chesapeake Funding II LLC, 2016-2A, “A2”, FRN, 1.703%, 6/15/2028 (z)	3,425,000	3,442,813
Citigroup Commercial Mortgage Trust, FRN, 5.711%, 12/10/2049	3,050,000	3,076,427
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	3,980,975	4,126,960
Credit Suisse Mortgage Capital Certificate, 5.695%, 9/15/2040	3,862,320	3,917,432
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	2,316,427	2,367,952
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.98%, 7/15/2025 (n)	3,273,000	3,260,494
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/2025 (n)	1,735,000	1,749,215
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	1,465,000	1,476,520
Fortress Credit BSL Ltd., 2013-1A, “A”, FRN, 2.057%, 1/19/2025 (n)	2,158,179	2,153,947
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/2036	730,393	704,001
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/2039	3,838,232	3,836,858
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	4,243,101	4,298,410
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 2.031%, 4/25/2025 (n)	2,971,000	2,968,216
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	4,880,000	5,001,895
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.753%, 6/15/2049	635,972	639,803
Morgan Stanley Capital I, Inc., FRN, 1.023%, 11/15/2030 (i)(n)	2,841,686	26,319
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	1,443,792	1,233,095
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.969%, 2/15/2051	471,715	473,881
Wachovia Bank Commercial Mortgage Trust, FRN, 5.707%, 6/15/2049	3,913,646	3,937,444
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	4,315,766	4,425,721

		$57,442,891

Automotive – 0.4%
General Motors Financial Co., Inc., 3.2%, 7/06/2021	$2,353,000	$2,331,294

Issuer	Shares/Par	Value ($)
BONDS – continued
Automotive – continued
General Motors Financial Co., Inc., 5.25%, 3/01/2026	$1,168,000	$1,228,376
Toyota Motor Credit Corp., 3.4%, 9/15/2021	3,170,000	3,294,150
Volkswagen International Finance N.V., 2.375%, 3/22/2017 (n)	3,032,000	3,038,822

		$9,892,642

Broadcasting – 0.1%
21st Century Fox America, Inc., 8.5%, 2/23/2025	$2,839,000	$3,730,131

Brokerage & Asset Managers – 0.1%
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	$903,000	$912,206
Intercontinental Exchange, Inc., 4%, 10/15/2023	2,519,000	2,631,468

		$3,543,674

Cable TV – 0.1%
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	$2,855,000	$3,736,059

Computer Software – Systems – 0.2%
Apple, Inc., 2.85%, 2/23/2023	$3,502,000	$3,520,137
Apple, Inc., 3.85%, 5/04/2043	1,303,000	1,243,483

		$4,763,620

Conglomerates – 0.1%
General Electric Capital Corp., FRN, 1.496%, 1/09/2020	$1,939,000	$1,953,979

Consumer Products – 0.2%
Newell Rubbermaid, Inc., 3.85%, 4/01/2023	$2,769,000	$2,869,324
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	3,463,000	3,527,571

		$6,396,895

Consumer Services – 0.1%
Visa, Inc., 3.15%, 12/14/2025	$3,594,000	$3,604,786

Emerging Market Quasi-Sovereign – 0.3%
CNOOC Finance (2012) Ltd., 3.875%, 5/02/2022 (n)	$3,630,000	$3,710,622
Petroleos Mexicanos, 3.125%, 1/23/2019	1,277,000	1,266,146
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/2019 (z)	2,591,000	2,624,116

		$7,600,884

Emerging Market Sovereign – 0.1%
United Mexican States, 4.75%, 3/08/2044	$2,089,000	$1,898,901

Energy – Integrated – 0.7%
BP Capital Markets PLC, 4.5%, 10/01/2020	$1,054,000	$1,130,176
BP Capital Markets PLC, 4.742%, 3/11/2021	3,027,000	3,299,230
Chevron Corp., 1.075%, 11/15/2017	5,248,000	5,248,735

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Energy – Integrated – continued
Petro-Canada, 6.05%, 5/15/2018	$1,942,000	$2,052,016
Shell International Finance B.V., 3.75%, 9/12/2046	1,199,000	1,100,893
Total Capital International S.A., 1.55%, 6/28/2017	1,746,000	1,748,815
Total Capital International S.A., 3.75%, 4/10/2024	3,360,000	3,513,864

		$18,093,729

Financial Institutions – 0.0%
GE Capital International Funding Co., 3.373%, 11/15/2025	$1,258,000	$1,277,073

Food & Beverages – 0.6%
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/01/2026	$2,789,000	$2,827,011
Anheuser-Busch InBev S.A., 8%, 11/15/2039	3,600,000	5,286,002
Danone S.A., 2.947%, 11/02/2026 (n)	3,438,000	3,269,390
Diageo Capital PLC, 2.625%, 4/29/2023	1,270,000	1,254,204
J.M. Smucker Co., 3.5%, 3/15/2025	1,794,000	1,806,624
Kraft Foods Group, Inc., 3.5%, 6/06/2022	1,463,000	1,486,954
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	756,000	762,623

		$16,692,808

Food & Drug Stores – 0.3%
CVS Health Corp., 3.875%, 7/20/2025	$3,328,000	$3,428,735
Walgreens Boots Alliance, Inc., 3.3%, 11/18/2021	2,550,000	2,595,456
Walgreens Boots Alliance, Inc., 4.5%, 11/18/2034	1,318,000	1,324,267

		$7,348,458

Insurance – 0.3%
American International Group, Inc., 4.875%, 6/01/2022	$5,088,000	$5,554,361
American International Group, Inc., 4.125%, 2/15/2024	2,620,000	2,722,995

		$8,277,356

Insurance – Health – 0.4%
Aetna, Inc., 3.2%, 6/15/2026	$3,416,000	$3,374,359
Anthem, Inc., 3.3%, 1/15/2023	2,122,000	2,116,213
UnitedHealth Group, Inc., 3.75%, 7/15/2025	3,987,000	4,121,996

		$9,612,568

Insurance – Property & Casualty – 0.4%
Berkshire Hathaway, Inc., 3.125%, 3/15/2026	$1,162,000	$1,152,782
Liberty Mutual Group, Inc., 4.25%, 6/15/2023 (n)	1,699,000	1,776,982
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	1,469,000	1,450,900
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	3,270,000	3,551,491

Issuer	Shares/Par	Value ($)
BONDS – continued
Insurance – Property & Casualty – continued
ZFS Finance USA Trust V, 6.5% to 5/09/2017, FRN to 5/09/2067 (n)	$1,514,000	$1,518,012

		$9,450,167

International Market Quasi-Sovereign – 0.4%
KFW International Finance, Inc., 4.875%, 6/17/2019	$4,560,000	$4,913,742
Temasek Financial I Ltd., 2.375%, 1/23/2023 (n)	6,400,000	6,235,014

		$11,148,756

Internet – 0.2%
Baidu, Inc., 3.5%, 11/28/2022	$3,950,000	$3,942,191

Local Authorities – 0.2%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 1/01/2040	$3,685,000	$5,308,353

Major Banks – 1.9%
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	$2,400,000	$2,447,230
Bank of America Corp., 5.49%, 3/15/2019	2,989,000	3,169,694
Bank of America Corp., 4.1%, 7/24/2023	3,870,000	4,038,368
Bank of America Corp., 4.125%, 1/22/2024	5,102,000	5,296,350
Bank of America Corp., 4.183%, 11/25/2027	2,500,000	2,497,773
BNP Paribas, 7.195% to 6/25/2037, FRN to 6/29/2049 (n)	1,842,000	2,007,780
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	1,300,000	1,380,925
ING Bank N.V., 5.8%, 9/25/2023 (n)	3,438,000	3,773,772
JPMorgan Chase & Co., 6.3%, 4/23/2019	3,410,000	3,724,798
Mitsubishi UFJ Financial Group, Inc., 3.85%, 3/01/2026	2,336,000	2,396,276
Morgan Stanley, 3.875%, 4/29/2024	3,188,000	3,265,730
Morgan Stanley, 6.625%, 4/01/2018	4,287,000	4,533,022
Morgan Stanley, 4%, 7/23/2025	1,206,000	1,234,542
PNC Funding Corp., 5.625%, 2/01/2017	3,348,000	3,358,124
Royal Bank of Scotland Group PLC, 3.875%, 9/12/2023	3,418,000	3,278,498
Sumitomo Mitsui Financial Group, Inc., 3.01%, 10/19/2026	3,425,000	3,272,574
Swedbank AB, 2.125%, 9/29/2017 (n)	821,000	824,897

		$50,500,353

Medical & Health Technology & Services – 0.3%
Becton, Dickinson and Co., 2.675%, 12/15/2019	$1,605,000	$1,627,631
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022	2,640,000	2,659,280
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	2,583,000	2,432,455

		$6,719,366

Medical Equipment – 0.3%
Medtronic, Inc., 4.375%, 3/15/2035	$2,886,000	$3,048,387

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Medical Equipment – continued
Zimmer Holdings, Inc., 3.55%, 4/01/2025	$3,762,000	$3,659,418

		$6,707,805

Metals & Mining – 0.1%
Freeport-McMoRan, Inc., 3.875%, 3/15/2023	$3,570,000	$3,275,475

Midstream – 0.6%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$3,780,000	$3,763,674
Enterprise Products Operating LP, 6.5%, 1/31/2019	2,995,000	3,263,663
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	1,369,000	1,391,599
Kinder Morgan Energy Partners LP, 7.4%, 3/15/2031	1,023,000	1,208,356
Kinder Morgan Energy Partners LP, 7.75%, 3/15/2032	1,661,000	2,036,567
Spectra Energy Capital LLC, 8%, 10/01/2019	2,734,000	3,108,255

		$14,772,114

Mortgage-Backed – 11.8%
Fannie Mae, 6%, 1/01/2017 – 7/01/2037	$8,977,633	$10,250,716
Fannie Mae, 5.5%, 11/01/2017 – 4/01/2040	16,907,727	18,866,906
Fannie Mae, 3.8%, 2/01/2018	306,460	311,284
Fannie Mae, 5%, 2/01/2018 – 3/01/2041	7,194,228	7,819,693
Fannie Mae, 4.5%, 4/01/2018 – 6/01/2044	16,917,020	18,244,637
Fannie Mae, 2.578%, 9/25/2018	2,044,673	2,066,309
Fannie Mae, 4.6%, 9/01/2019	473,673	503,079
Fannie Mae, 2.59%, 5/01/2023	472,284	472,246
Fannie Mae, 2.7%, 7/01/2025	367,000	360,732
Fannie Mae, 3.43%, 6/01/2026	595,726	611,646
Fannie Mae, 3%, 3/01/2027 – 11/01/2046	23,080,294	23,396,537
Fannie Mae, 6.5%, 6/01/2031 – 7/01/2037	2,827,897	3,236,203
Fannie Mae, 4%, 9/01/2040 – 11/01/2044	30,475,931	32,123,688
Fannie Mae, 3.5%, 11/01/2041 – 5/01/2046	35,952,771	36,960,594
Fannie Mae, 4%, 1/01/2043 – 1/01/2044	811,583	858,877
Fannie Mae, TBA, 3.5%, 1/18/2047	4,232,000	4,334,838
Freddie Mac, 6%, 4/01/2017 – 6/01/2037	3,873,114	4,391,901
Freddie Mac, 5%, 12/01/2017 – 7/01/2039	4,126,987	4,484,356
Freddie Mac, 3.154%, 2/25/2018	398,788	404,686
Freddie Mac, 4.5%, 5/01/2018 – 5/01/2042	4,193,828	4,472,454
Freddie Mac, 2.412%, 8/25/2018	1,793,776	1,815,937
Freddie Mac, 5.5%, 1/01/2019 – 2/01/2037	3,510,371	3,914,710
Freddie Mac, 5.085%, 3/25/2019	4,316,000	4,579,159

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 2.456%, 8/25/2019	$500,000	$507,350
Freddie Mac, 1.869%, 11/25/2019	1,266,000	1,266,945
Freddie Mac, 2.791%, 1/25/2022	1,485,000	1,515,673
Freddie Mac, 2.716%, 6/25/2022	1,059,508	1,076,274
Freddie Mac, 2.51%, 11/25/2022	1,272,000	1,275,195
Freddie Mac, 3.111%, 2/25/2023	2,136,000	2,209,941
Freddie Mac, 3.32%, 2/25/2023	618,000	646,255
Freddie Mac, 3.25%, 4/25/2023	2,474,000	2,577,813
Freddie Mac, 3.458%, 8/25/2023	2,553,000	2,687,070
Freddie Mac, 3.171%, 10/25/2024	1,304,000	1,340,228
Freddie Mac, 2.67%, 12/25/2024	1,561,000	1,549,407
Freddie Mac, 3.329%, 5/25/2025	2,660,000	2,752,967
Freddie Mac, 2.673%, 3/25/2026	2,597,000	2,542,512
Freddie Mac, 3.3%, 10/25/2026	957,000	983,022
Freddie Mac, 6.5%, 5/01/2034 – 9/01/2037	1,679,814	1,913,665
Freddie Mac, 4%, 11/01/2040 – 9/01/2044	17,321,373	18,220,841
Freddie Mac, 3.5%, 2/01/2042 – 4/01/2046	22,793,848	23,413,192
Freddie Mac, 3%, 3/01/2043 – 12/01/2046	27,775,868	27,652,010
Ginnie Mae, 6%, 9/15/2032 – 1/15/2038	3,351,894	3,883,966
Ginnie Mae, 5.5%, 5/15/2033 – 10/15/2035	2,112,983	2,380,201
Ginnie Mae, 4.5%, 7/20/2033 – 1/20/2041	5,332,119	5,809,627
Ginnie Mae, 5%, 7/20/2033 – 12/15/2034	691,884	765,162
Ginnie Mae, 4%, 1/20/2041 – 2/20/2042	5,757,170	6,163,540
Ginnie Mae, 3.5%, 12/15/2041 – 5/20/2046	8,568,642	8,944,472
Ginnie Mae, 3%, 2/15/2043 – 7/20/2043	4,879,050	4,954,429

		$311,512,945

Municipals – 0.2%
State of California, 5%, 8/01/2027	$4,595,000	$5,527,463

Network & Telecom – 0.4%
AT&T, Inc., 3%, 6/30/2022	$2,565,000	$2,515,131
AT&T, Inc., 3.4%, 5/15/2025	2,565,000	2,468,964
Verizon Communications, Inc., 6.4%, 9/15/2033	1,031,000	1,242,244
Verizon Communications, Inc., 5.05%, 3/15/2034	3,101,000	3,260,819

		$9,487,158

Oils – 0.2%
Valero Energy Corp., 3.4%, 9/15/2026	$5,276,000	$5,046,969

Other Banks & Diversified Financials – 0.6%
Banco de Credito del Peru, 5.375%, 9/16/2020	$2,967,000	$3,196,943
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	2,890,000	3,150,100

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Other Banks & Diversified Financials – continued
Citigroup, Inc., 2.5%, 9/26/2018	$2,450,000	$2,472,976
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)	3,106,000	3,791,743
UBS Group Funding (Jersey) Ltd., 4.125%, 4/15/2026 (z)	2,536,000	2,589,997

		$15,201,759

Pharmaceuticals – 0.6%
Actavis Funding SCS, 3.8%, 3/15/2025	$1,429,000	$1,428,859
Actavis Funding SCS, 4.85%, 6/15/2044	1,653,000	1,635,891
Celgene Corp., 2.875%, 8/15/2020	1,545,000	1,561,556
Gilead Sciences, Inc., 3.7%, 4/01/2024	915,000	938,128
Gilead Sciences, Inc., 3.5%, 2/01/2025	5,767,000	5,823,540
Shire Acquisitions Investments Ireland Designated Activity Co., 3.2%, 9/23/2026	4,529,000	4,226,368
Teva Pharmaceutical Finance IV LLC, 3.65%, 11/10/2021	1,416,000	1,432,835

		$17,047,177

Real Estate – Healthcare – 0.1%
HCP, Inc., REIT, 5.375%, 2/01/2021	$2,622,000	$2,862,154

Real Estate – Retail – 0.0%
Realty Income Corp., REIT, 3%, 1/15/2027	$921,000	$865,768

Retailers – 0.0%
Home Depot, Inc., 5.95%, 4/01/2041	$989,000	$1,255,110

Supranational – 0.1%
Asian Development Bank, 1.125%, 3/15/2017	$2,069,000	$2,069,298

Telecommunications – Wireless – 0.5%
American Tower Trust I, REIT, 3.07%, 3/15/2023 (n)	$3,560,000	$3,523,967
Crown Castle Towers LLC, 6.113%, 1/15/2020 (n)	2,493,000	2,701,068
Crown Castle Towers LLC, 4.883%, 8/15/2020 (n)	1,270,000	1,352,386
Rogers Communications, Inc., 6.8%, 8/15/2018	5,026,000	5,418,350

		$12,995,771

Tobacco – 0.3%
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020 (z)	$2,518,000	$2,531,590
Reynolds American, Inc., 4.45%, 6/12/2025	4,382,000	4,620,766

		$7,152,356

Transportation – Services – 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$2,696,000	$3,410,888

U.S. Government Agencies and Equivalents – 0.1%
Small Business Administration, 4.35%, 7/01/2023	$4,851	$5,049
Small Business Administration, 4.77%, 4/01/2024	277,992	292,464

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 5.18%, 5/01/2024	$401,661	$427,029
Small Business Administration, 5.52%, 6/01/2024	21,666	23,126
Small Business Administration, 4.99%, 9/01/2024	435,847	463,390
Small Business Administration, 4.95%, 3/01/2025	14,533	15,417
Small Business Administration, 5.11%, 8/01/2025	1,424,842	1,519,897

		$2,746,372

U.S. Treasury Obligations – 12.7%
U.S. Treasury Bonds, 8%, 11/15/2021	$723,000	$925,176
U.S. Treasury Bonds, 6%, 2/15/2026	777,000	1,003,377
U.S. Treasury Bonds, 6.75%, 8/15/2026	2,569,000	3,513,185
U.S. Treasury Bonds, 5.375%, 2/15/2031	574,000	763,175
U.S. Treasury Bonds, 4.5%, 2/15/2036	1,203,000	1,519,490
U.S. Treasury Bonds, 5%, 5/15/2037	1,609,000	2,156,683
U.S. Treasury Bonds, 4.5%, 8/15/2039	17,014,600	21,328,567
U.S. Treasury Bonds, 2.875%, 5/15/2043	52,350,300	50,456,476
U.S. Treasury Bonds, 2.5%, 2/15/2045	19,673,000	17,482,274
U.S. Treasury Notes, 1.75%, 11/30/2021	10,534,000	10,444,946
U.S. Treasury Notes, 1.375%, 2/29/2020	2,412,000	2,399,130
U.S. Treasury Notes, 3.75%, 11/15/2018	7,568,000	7,927,419
U.S. Treasury Notes, 2.75%, 2/15/2019	41,829,000	43,131,722
U.S. Treasury Notes, 3.125%, 5/15/2019	33,754,000	35,181,288
U.S. Treasury Notes, 1%, 6/30/2019	5,900,000	5,851,785
U.S. Treasury Notes, 1.625%, 6/30/2019	51,423,000	51,788,000
U.S. Treasury Notes, 3.5%, 5/15/2020	25,260,000	26,833,067
U.S. Treasury Notes, 3.125%, 5/15/2021	17,180,000	18,088,272
U.S. Treasury Notes, 2.5%, 8/15/2023	31,120,000	31,634,258
U.S. Treasury Notes, 3%, 11/15/2045	3,638,000	3,579,861

		$336,008,151

Utilities – Electric Power – 1.0%
Berkshire Hathaway Energy Co., 3.75%, 11/15/2023	$1,930,000	$2,016,055
Duke Energy Corp., 2.65%, 9/01/2026	397,000	369,964
Exelon Corp., 3.4%, 4/15/2026	3,438,000	3,368,439
MidAmerican Funding LLC, 6.927%, 3/01/2029	903,000	1,196,265
Oncor Electric Delivery Co., 7%, 9/01/2022	2,810,000	3,426,278
Pacific Gas & Electric Co., 4.6%, 6/15/2043	2,940,000	3,095,223
PPL Capital Funding, Inc., 5%, 3/15/2044	870,000	918,323
PPL Corp., 3.4%, 6/01/2023	2,940,000	2,956,899
Progress Energy, Inc., 3.15%, 4/01/2022	3,893,000	3,924,335
Southern Co., 3.25%, 7/01/2026	3,913,000	3,802,642
Waterford 3 Funding Corp., 8.09%, 1/02/2017	891,821	891,821

		$25,966,244

Total Bonds (Identified Cost, $1,018,202,694)		$1,038,313,455

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
CONVERTIBLE PREFERRED STOCKS – 0.5%
Food & Beverages – 0.1%
Tyson Foods, Inc., 4.75%	54,050	$3,656,483

Pharmaceuticals – 0.1%
Allergan PLC, 5.5%	3,881	$2,959,107

Telephone Services – 0.1%
Frontier Communications Corp., 11.125%	17,033	$1,210,706

Utilities – Electric Power – 0.2%
Exelon Corp., 6.5%	108,821	$5,268,025

Total Convertible Preferred Stocks (Identified Cost, $12,588,863)		$13,094,321

MONEY MARKET FUNDS – 1.9%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $51,630,802)	51,630,973	$51,630,973

Issuer	Shares/Par	Value ($)
COLLATERAL FOR SECURITIES LOANED – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.50% (j) (Identified Cost, $1,385,339)	1,385,339	$1,385,339

Total Investments (Identified Cost, $2,201,676,957)		$2,638,544,673

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(1,998,441)

NET ASSETS – 100.0%		$2,636,546,232

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $71,598,602 representing 2.7% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.134%, 12/28/2040	3/01/06	$2,329,123	$1,776,757
BlackRock Capital Finance LP, 7.75%, 9/25/2026	8/16/13	31,432	3,206
Chesapeake Funding II LLC, 2016-2A, “A2”, FRN, 1.703%, 6/15/2028	6/14/16	3,425,000	3,442,813
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020	7/15/15	2,498,179	2,531,590
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/2019	4/28/14	2,579,336	2,624,116
UBS Group Funding (Jersey) Ltd., 4.125%, 4/15/2026	3/29/16	2,530,736	2,589,997
Total Restricted Securities			$12,968,479
% of Net assets			0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $2,150,046,155)	$2,586,913,700
Underlying affiliated funds, at value (identified cost, $51,630,802)	51,630,973
Total investments, at value, including $1,337,841 of securities on loan (identified cost, $2,201,676,957)	$2,638,544,673
Foreign currency, at value (identified cost, $15)	15
Receivables for
Investments sold	2,754,594
TBA sale commitments	5,283,057
Fund shares sold	802,164
Interest and dividends	10,349,668
Receivable from investment adviser	3,835
Total assets		$2,657,738,006
Liabilities
Payable to custodian	$314
Payables for
Investments purchased	8,319,812
TBA purchase commitments	9,660,625
Fund shares reacquired	1,527,086
Collateral for securities loaned, at value	1,385,339
Payable to affiliates
Shareholder servicing costs	1,542
Distribution and/or service fees	26,175
Payable for independent Trustees’ compensation	249
Accrued expenses and other liabilities	270,632
Total liabilities		$21,191,774
Net assets		$2,636,546,232
Net assets consist of
Paid-in capital	$2,083,228,251
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	436,833,703
Accumulated net realized gain (loss) on investments and foreign currency	54,855,681
Undistributed net investment income	61,628,597
Net assets		$2,636,546,232
Shares of beneficial interest outstanding		114,626,524

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,359,943,424	58,658,525	$23.18
Service Class	1,276,602,808	55,967,999	22.81

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$44,229,906
Interest	33,148,241
Dividends from underlying affiliated funds	163,570
Other	29,374
Foreign taxes withheld	(363,793)
Total investment income		$77,207,298
Expenses
Management fee	$18,119,065
Distribution and/or service fees	3,065,734
Shareholder servicing costs	87,662
Administrative services fee	416,553
Independent Trustees’ compensation	50,638
Custodian fee	145,658
Reimbursement of custodian expenses	(454,868)
Shareholder communications	127,624
Audit and tax fees	72,414
Legal fees	25,093
Miscellaneous	72,613
Total expenses		$21,728,186
Reduction of expenses by investment adviser	(2,390,910)
Net expenses		$19,337,276
Net investment income		$57,870,022
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$77,847,414
Underlying affiliated funds	269
Foreign currency	(28,824)
Net realized gain (loss) on investments and foreign currency		$77,818,859
Change in unrealized appreciation (depreciation)
Investments	$87,824,298
Translation of assets and liabilities in foreign currencies	(3,290)
Net unrealized gain (loss) on investments and foreign currency translation		$87,821,008
Net realized and unrealized gain (loss) on investments and foreign currency		$165,639,867
Change in net assets from operations		$223,509,889

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$57,870,022	$70,198,536
Net realized gain (loss) on investments and foreign currency	77,818,859	85,865,410
Net unrealized gain (loss) on investments and foreign currency translation	87,821,008	(165,414,115)
Change in net assets from operations	$223,509,889	$(9,350,169)
Distributions declared to shareholders
From net investment income	$(73,082,831)	$(70,334,733)
From net realized gain on investments	(85,822,677)	(104,926,629)
Total distributions declared to shareholders	$(158,905,508)	$(175,261,362)
Change in net assets from fund share transactions	$(42,925,554)	$(233,477,805)
Total change in net assets	$21,678,827	$(418,089,336)
Net assets
At beginning of period	2,614,867,405	3,032,956,741
At end of period (including undistributed net investment income of $61,628,597 and $73,491,400, respectively)	$2,636,546,232	$2,614,867,405

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$22.60		$24.31	$23.44	$20.05	$18.53
Income (loss) from investment operations
Net investment income (d)	$0.54	(c)	$0.62	$0.54	$0.45	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	1.51		(0.77)	1.43	3.34	1.63
Total from investment operations	$2.05		$(0.15)	$1.97	$3.79	$2.07
Less distributions declared to shareholders
From net investment income	$(0.69)		$(0.64)	$(0.46)	$(0.40)	$(0.55)
From net realized gain on investments	(0.78)		(0.92)	(0.64)	—	—
Total distributions declared to shareholders	$(1.47)		$(1.56)	$(1.10)	$(0.40)	$(0.55)
Net asset value, end of period (x)	$23.18		$22.60	$24.31	$23.44	$20.05
Total return (%) (k)(r)(s)(x)	9.09	(c)	(0.37)	8.50	19.05	11.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	(c)	0.79	0.78	0.79	0.80
Expenses after expense reductions (f)	0.62	(c)	0.65	0.67	0.73	0.77
Net investment income	2.33	(c)	2.57	2.24	2.05	2.26
Portfolio turnover	35		41	32	53	22
Net assets at end of period (000 omitted)	$1,359,943		$1,423,284	$1,662,709	$1,826,378	$1,440,525

See Notes to Financial Statements

MFS Total Return Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$22.26		$23.95	$23.12	$19.80	$18.31
Income (loss) from investment operations
Net investment income (d)	$0.47	(c)	$0.55	$0.47	$0.39	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	1.49		(0.74)	1.41	3.29	1.60
Total from investment operations	$1.96		$(0.19)	$1.88	$3.68	$1.99
Less distributions declared to shareholders
From net investment income	$(0.63)		$(0.58)	$(0.41)	$(0.36)	$(0.50)
From net realized gain on investments	(0.78)		(0.92)	(0.64)	—	—
Total distributions declared to shareholders	$(1.41)		$(1.50)	$(1.05)	$(0.36)	$(0.50)
Net asset value, end of period (x)	$22.81		$22.26	$23.95	$23.12	$19.80
Total return (%) (k)(r)(s)(x)	8.81	(c)	(0.58)	8.24	18.74	10.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	(c)	1.04	1.03	1.04	1.05
Expenses after expense reductions (f)	0.87	(c)	0.90	0.92	0.98	1.02
Net investment income	2.08	(c)	2.32	1.98	1.80	2.02
Portfolio turnover	35		41	32	53	22
Net assets at end of period (000 omitted)	$1,276,603		$1,191,583	$1,370,248	$1,392,627	$872,739

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Total Return Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

MFS Total Return Series

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,411,894,368	$—	$—	$1,411,894,368
United Kingdom	2,166,443	26,068,962	—	28,235,405
Switzerland	17,524,523	7,927,711	—	25,452,234
Canada	14,716,762	—	—	14,716,762
Germany	10,187,094	—	—	10,187,094
France	2,185,512	7,161,954	—	9,347,466
Taiwan	8,102,728	—	—	8,102,728
Israel	7,857,483	—	—	7,857,483
South Korea	—	7,075,872	—	7,075,872
Other Countries	16,904,099	7,441,395	—	24,345,494
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	340,221,361	—	340,221,361
Non-U.S. Sovereign Debt	—	22,717,839	—	22,717,839
Municipal Bonds	—	5,527,463	—	5,527,463
U.S. Corporate Bonds	—	222,944,435	—	222,944,435
Residential Mortgage-Backed Securities	—	313,453,246	—	313,453,246
Commercial Mortgage-Backed Securities	—	36,129,102	—	36,129,102
Asset-Backed Securities (including CDOs)	—	19,373,488	—	19,373,488
Foreign Bonds	—	77,946,521	—	77,946,521
Mutual Funds	53,016,312	—	—	53,016,312
Total Investments	$1,544,555,324	$1,093,989,349	$—	$2,638,544,673

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $4,658,784 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $36,447,781 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.

MFS Total Return Series

Notes to Financial Statements – continued

Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,337,841. The fair value of the fund’s investment securities on loan and a related liability of $1,385,339 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment

MFS Total Return Series

Notes to Financial Statements – continued

takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$73,082,831	$91,290,015
Long-term capital gains	85,822,677	83,971,347
Total distributions	$158,905,508	$175,261,362

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$2,221,358,705
Gross appreciation	453,580,000
Gross depreciation	(36,394,032)
Net unrealized appreciation (depreciation)	$417,185,968
Undistributed ordinary income	68,326,993
Undistributed long-term capital gain	67,839,033
Other temporary differences	(34,013)

MFS Total Return Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$39,895,869	$39,788,464	$44,853,063	$56,600,918
Service Class	33,186,962	30,546,269	40,969,614	48,325,711
Total	$73,082,831	$70,334,733	$85,822,677	$104,926,629

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from January 1, 2016 through April 28, 2016, the management fee was computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Next $2 billion of average daily net assets	0.65%
Average daily net assets in excess of $5 billion	0.50%

The investment adviser had agreed in writing to reduce its management fee to 0.70% of average daily net assets for the first $1 billion, 0.65% of average daily net assets in excess of $1 billion up to $2.5 billion, and 0.60% of average daily net assets in excess of $2.5 billion up to $5 billion. This written agreement terminated on April 28, 2016. For the period from January 1, 2016 through April 28, 2016, this management fee reduction amounted to $679,991, which is included in the reduction of total expenses in the Statement of Operations. Effective April 29, 2016, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Next $1.5 billion of average daily net assets	0.65%
Next $2.5 billion of average daily net assets	0.60%
Average daily net assets in excess of $5 billion	0.50%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $185,612, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.66% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 0.65% of average daily net assets for the Initial Class shares and 0.90% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2016. For the period from January 1, 2016 through July 31, 2016, this reduction amounted to $775,547 which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2016, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.625% of average daily net assets for the Initial Class shares and 0.875% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the period from August 1, 2016 through December 31, 2016, this reduction amounted to $749,760 which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

MFS Total Return Series

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $82,306, which equated to 0.0031% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $5,356.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $5,155 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $973,327 and $1,043,898, respectively. The sales transactions resulted in net realized gains (losses) of ($210,133).

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$355,047,895	$339,818,530
Investments (non-U.S. Government securities)	$553,326,006	$710,737,662

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,919,426	$44,541,690	1,367,391	$32,496,281
Service Class	8,039,223	183,220,550	4,224,400	99,533,229
	9,958,649	$227,762,240	5,591,791	$132,029,510
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,681,535	$84,748,932	4,433,734	$96,389,382
Service Class	3,271,133	74,156,576	3,680,447	78,871,980
	6,952,668	$158,905,508	8,114,181	$175,261,362
Shares reacquired
Initial Class	(9,906,610)	$(228,366,952)	(11,241,013)	$(269,093,072)
Service Class	(8,875,969)	(201,226,350)	(11,583,364)	(271,675,605)
	(18,782,579)	$(429,593,302)	(22,824,377)	$(540,768,677)
Net change
Initial Class	(4,305,649)	$(99,076,330)	(5,439,888)	$(140,207,409)
Service Class	2,434,387	56,150,776	(3,678,517)	(93,270,396)
	(1,871,262)	$(42,925,554)	(9,118,405)	$(233,477,805)

MFS Total Return Series

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $16,380 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	42,384,515	439,284,281	(430,037,823)	51,630,973

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$269	$—	$163,570	$51,630,973

MFS Total Return Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

MFS Total Return Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

MFS Total Return Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

MFS Total Return Series

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chtikara William Douglas Steven Gorham Richard Hawkins Joshua Marston Jonathan Sage Brooks Taylor

MFS Total Return Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS had amended its contractual advisory fee rate schedule effective April 29, 2016 and that such advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on the Fund’s average daily net assets over $1 billion, $2.5 billion, and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

MFS Total Return Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $94,405,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 45.90% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2016

MFS® UTILITIES SERIES

MFS® Variable Insurance Trust

VUF-ANN

MFS® UTILITIES SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Utilities Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
NextEra Energy, Inc.	4.7%
Exelon Corp.	3.9%
PPL Corp.	3.6%
Sempra Energy	3.6%
PG&E Corp.	3.1%
EDP Renovaveis S.A.	3.0%
Enel S.p.A.	2.7%
Charter Communications, Inc., “A”	2.7%
Exelon Corp.	2.6%
Enterprise Products Partners LP	2.3%

Top five industries (i)
Utilities-Electric Power	53.1%
Natural Gas-Pipeline	15.5%
Telephone Services	7.3%
Natural Gas-Distribution	5.7%
Cable TV	5.4%

Issuer country weightings (i)(x)
United States	71.9%
Portugal	5.7%
Italy	2.7%
Canada	2.7%
United Kingdom	2.6%
France	2.1%
Sweden	1.9%
China	1.7%
Spain	1.3%
Other Countries	7.4%

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Utilities Series (“fund”) provided a total return of 11.47%, while Service Class shares of the fund provided a total return of 11.24%. These compare with a return of 11.96% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 16.29% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (“S&P Utilities Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Stock selection in the electric power industry was a primary detractor from performance relative to the S&P Utilities Index. Here, notable detractors from relative performance included holdings of electric energy provider Dynegy (b), renewable energy company EDP Renovaveis (b) (Italy), power producer and marketer Calpine (b) and integrated utility company EDP Energias de Portugal (b) (Portugal), and an underweight position in integrated gas and electricity company Dominion Resources. Shares of Dynegy fell after 2017 forward guidance for operating earnings and free cash flow came in below expectations. This appeared to have been a cause for concern for market participants as it may be more difficult for the company to deleverage at the anticipated pace over the next two years. Not holding shares of electric power generation company Centerpoint Energy further weighed on relative returns.

The fund’s exposure to the non-benchmark telephone services sector also dampened relative returns. Holdings of global telecommunications services company BT Group (b) (United Kingdom) hurt relative performance.

In other sectors, the fund’s holdings of natural gas distributor ENGIE (b) (France) and telecommunications company Vodafone (b) (United Kingdom) further dampened relative performance. Shares of ENGIE declined during the reporting period after the company’s results were at the low end of guidance. Lower-than-expected energy prices and adverse impacts from foreign currency more than offset improved volumes and cost cutting efforts.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.

3

MFS Utilities Series

Management Review – continued

Contributors to Performance

The fund’s positions in both the natural gas pipeline and cable TV industries were primary contributors to relative performance. Within the natural gas pipeline industry, holdings of natural gas holding company Williams Partners (b), natural gas pipelines operator Kinder Morgan (b), natural gas transmission and distributor Enbridge (b) (Canada), natural gas holding company Williams Cos (b) and natural gas transportation company Tallgrass Energy (b) contributed to relative results. Within the cable TV industry, holdings of cable services provider Charter Communications (b) aided relative returns. Shares of Charter Communications outperformed the benchmark during the reporting period. Solid financial results, better guidance for cost synergies and reduced capital spending after its merger with Time Warner Cable closed mid-year, and a sooner-than-anticipated share buyback program, positively affected its share price.

In other industries, the fund’s underweight position in retail electric services provider Southern Company (h) contributed to relative returns. Shares of Southern Company underperformed the benchmark as delays and cost overruns in its clean coal project persisted throughout the period. In addition, investor concern regarding the potential for construction delays and/or budget risk with its significant new nuclear build appeared to have further pressured its share price. Furthermore, the fund’s holdings of electricity distribution company CPFL Energia (b)(h) (Brazil), an underweight position in power provider FirstEnergy (b), and not holding shares of natural gas distributor AGL Resources, also strengthened relative performance.

Respectfully,

Claud Davis	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Series

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	11.47%	8.00%	6.61%
Service Class	5/01/00	11.24%	7.73%	6.34%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		11.96%	14.66%	6.95%
Standard & Poor’s 500 Utilities Index (f)		16.29%	10.35%	6.98%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Utilities Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.75%	$1,000.00	$967.47	$3.71
	Hypothetical (h)	0.75%	$1,000.00	$1,021.37	$3.81
Service Class	Actual	1.00%	$1,000.00	$966.34	$4.94
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.02% (See Note 2 of the Notes to Financial Statements).

6

MFS Utilities Series

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 86.1%
Cable TV – 5.4%
Charter Communications, Inc., “A” (a)	146,811	$42,269,822
Comcast Corp., “A”	413,472	28,550,281
Liberty Global PLC, “C” (a)	122,738	3,645,319
NOS, SGPS, S.A.	1,735,143	10,297,801

		$84,763,223

Energy – Independent – 1.3%
Enable Midstream Partners LP	528,963	$8,320,588
Western Gas Equity Partners LP	262,712	11,125,853

		$19,446,441

Natural Gas – Distribution – 5.7%
China Resources Gas Group Ltd.	5,986,000	$16,776,790
Engie	993,495	12,656,816
Infraestructura Energetica Nova, S.A. de C.V.	748,359	3,260,994
Sempra Energy	560,263	56,384,868

		$89,079,468

Natural Gas – Pipeline – 15.3%
Cheniere Energy, Inc. (a)	276,143	$11,440,604
Enbridge, Inc.	618,626	26,032,376
Energy Transfer Partners LP	785,942	28,144,583
Enterprise Products Partners LP	1,341,827	36,283,002
EQT GP Holdings LP	200,175	5,046,412
EQT Midstream Partners LP	278,220	21,333,910
JP Energy Partners LP	183,374	1,855,745
Kinder Morgan, Inc.	369,383	7,649,922
Plains All American Pipeline LP	143,571	4,635,908
Plains GP Holdings LP	347,346	12,045,959
SemGroup Corp., “A”	176,972	7,388,581
Shell Midstream Partners, LP	289,541	8,422,748
Sunoco Logistics Partners LP	578,383	13,892,760
Tallgrass Energy GP LP	391,397	10,489,440
TransCanada Corp.	337,947	15,238,008
Williams Cos., Inc.	474,381	14,772,224
Williams Partners LP	367,726	13,984,581

		$238,656,763

Telecommunications – Wireless – 4.8%
Advanced Info Service PLC	1,752,800	$7,195,141
American Tower Corp., REIT	218,240	23,063,603
Cellnex Telecom S.A.U.	159,870	2,296,034
KDDI Corp.	406,100	10,253,176
Mobile TeleSystems PJSC, ADR	1,102,622	10,044,886
SBA Communications Corp. (a)	115,906	11,968,454
Vodafone Group PLC	3,702,504	9,106,218

		$73,927,512

Telephone Services – 6.5%
Bezeq – The Israel Telecommunication Corp. Ltd.	4,909,619	$9,329,684
BT Group PLC	2,366,188	10,714,915

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Telephone Services – continued
Com Hem Holding AB	3,075,035	$29,330,729
France Telecom S.A.	782,799	11,879,591
Hellenic Telecommunications Organization S.A.	1,203,342	11,311,617
PT XL Axiata Tbk (a)	30,933,500	5,303,870
Royal KPN N.V.	3,792,883	11,235,120
TDC A.S. (a)	1,889,828	9,702,678
Telefonica Brasil S.A., ADR	180,493	2,414,996

		$101,223,200

Utilities – Electric Power – 46.6%
AES Corp.	2,226,647	$25,873,638
Ameren Corp.	298,514	15,660,044
American Electric Power Co., Inc.	543,427	34,214,164
Avangrid, Inc.	386,755	14,650,279
Calpine Corp. (a)	2,978,594	34,045,329
China Longyuan Power Group	11,962,000	9,255,612
Covanta Holding Corp.	645,639	10,071,968
Dominion Resources, Inc.	136,252	10,435,541
DTE Energy Co.	188,775	18,596,225
Dynegy, Inc. (a)	2,068,545	17,499,892
Edison International	238,195	17,147,658
EDP Renovaveis S.A.	7,464,185	47,425,923
Enel Chile S.A., ADR	309,789	1,409,540
Enel S.p.A.	9,610,302	42,291,306
Energias de Portugal S.A.	10,140,546	30,891,858
Engie Brasil Energia S.A.	677,000	7,280,241
Exelon Corp.	1,708,011	60,617,310
Great Plains Energy, Inc.	248,165	6,787,313
Iberdrola S.A.	2,844,472	18,666,059
Innogy SE (a)	273,424	9,500,934
NextEra Energy Partners LP	573,354	14,643,461
NextEra Energy, Inc.	610,674	72,951,116
NorthWestern Corp.	94,708	5,386,044
NRG Energy, Inc.	1,916,514	23,496,462
NRG Yield, Inc., “A”	677,784	10,410,762
NRG Yield, Inc., “C”	597,644	9,442,775
NTPC Ltd.	858,843	2,080,274
PG&E Corp.	791,407	48,093,803
PPL Corp.	1,660,640	56,544,792
Public Service Enterprise Group, Inc.	309,458	13,579,017
RWE AG (a)	720,206	8,957,249
SSE PLC	1,094,201	20,917,051
Terna Participacoes S.A., IEU	410,160	2,613,672
WEC Energy Group, Inc.	26,850	1,574,753
Xcel Energy, Inc.	38,145	1,552,502

		$724,564,567

Utilities – Water – 0.5%
SUEZ Environnement	554,720	$8,183,726

Total Common Stocks (Identified Cost, $1,300,212,966)		$1,339,844,900

7

MFS Utilities Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
CONVERTIBLE PREFERRED STOCKS – 8.6%
Energy – Independent – 0.8%
Anadarko Petroleum Corp. (l), 7.5%	302,003	$12,487,824

Natural Gas – Pipeline – 0.1%
Kinder Morgan, Inc., 1.544% (l)	46,543	$2,264,317

Telecommunications – Wireless – 0.5%
American Tower Corp., 5.5%	75,674	$7,907,933

Telephone Services – 0.8%
Frontier Communications Corp., 11.125%	167,505	$11,906,255

Utilities – Electric Power – 6.4%
Dominion Resources, Inc., 6.75%	164,905	$8,344,193
Dominion Resources, Inc., 6.375%	239,893	12,009,044
Dynegy, Inc., 7%	63,042	3,917,430
Dynegy, Inc., 5.375%	214,037	6,915,535
Exelon Corp., 6.5%	831,338	40,245,073
Great Plains Energy, Inc., 7% (a)	105,393	5,332,886
NextEra Energy, Inc., 6.123%	271,280	13,287,294
NextEra Energy, Inc., 6.371%	151,093	8,650,074

		$98,701,529

Total Convertible Preferred Stocks (Identified Cost, $148,847,707)		$133,267,858

Issuer	Shares/Par	Value ($)
PREFERRED STOCKS – 0.2%
Utilities – Electric Power – 0.2%
Companhia Paranaense de Energia (Identified Cost, $4,474,406)	397,100	$3,338,144

MONEY MARKET FUNDS – 4.8%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $73,959,218)	73,959,910	$73,959,910

COLLATERAL FOR SECURITIES LOANED – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.50% (j) (Identified Cost, $3,193,916)	3,193,916	$3,193,916

Total Investments (Identified Cost, $1,530,688,213)		$1,553,604,728

OTHER ASSETS, LESS LIABILITIES – 0.1%		1,838,152

NET ASSETS – 100.0%		$1,555,442,880

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

IEU	International Equity Unit

PJSC	Public Joint Stock Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

Derivative Contracts at 12/31/16

Forward Foreign Currency Exchange Contracts at 12/31/16

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	BNP Paribas S.A.	793,027	3/10/17	$595,569	$591,109	$4,460
SELL	CAD	HSBC Bank	876,995	3/10/17	661,713	653,697	8,016
SELL	CAD	JPMorgan Chase Bank N.A.	595,052	3/10/17	444,373	443,542	831
SELL	CAD	Merrill Lynch International	31,738,046	3/10/17	23,951,705	23,656,992	294,713
BUY	EUR	Barclays Bank PLC	205,640	3/10/17	216,189	217,155	966
BUY	EUR	Goldman Sachs International	888,068	3/10/17	928,704	937,796	9,092
SELL	EUR	BNP Paribas S.A.	1,973,736	3/10/17	2,098,209	2,084,258	13,951
SELL	EUR	Citibank N.A.	57,208,683	3/10/17	61,593,957	60,412,174	1,181,783

8

MFS Utilities Series

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/16 - continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
SELL	EUR	Goldman Sachs International	14,607,064	3/10/17	$15,812,585	$15,425,010	$387,575
SELL	EUR	HSBC Bank	2,576,333	3/10/17	2,789,341	2,720,599	68,742
SELL	EUR	JPMorgan Chase Bank N.A.	54,632,059	1/17/17-3/10/17	58,303,594	57,556,357	747,237
BUY	GBP	JPMorgan Chase Bank N.A.	293,851	3/10/17	362,269	362,716	447
SELL	GBP	Merrill Lynch International	20,988,303	3/10/17	26,660,392	25,906,978	753,414

							$3,471,227

Liability Derivatives
BUY	EUR	Morgan Stanley Capital Services, Inc.	143,968	3/10/17	$154,936	$152,029	$(2,907)
SELL	EUR	BNP Paribas S.A.	354,688	3/10/17	371,945	374,549	(2,604)
SELL	EUR	Citibank N.A.	432,069	3/10/17	454,606	456,264	(1,658)
SELL	EUR	Morgan Stanley Capital Services, Inc.	906,460	3/10/17	949,340	957,218	(7,878)
SELL	GBP	Morgan Stanley Capital Services, Inc.	44,325	3/10/17	54,248	54,713	(465)

							$(15,512)

See Notes to Financial Statements

9

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,456,728,995)	$1,479,644,818
Underlying affiliated funds, at value (identified cost, $73,959,218)	73,959,910
Total investments, at value, including $3,074,361 of securities on loan (identified cost, $1,530,688,213)	$1,553,604,728
Cash	470,708
Foreign currency, at value (identified cost, $801,106)	805,646
Receivables for
Forward foreign currency exchange contracts	3,471,227
Investments sold	6,487,013
Fund shares sold	1,491,268
Interest and dividends	3,637,711
Total assets		$1,569,968,301
Liabilities
Payables for
Forward foreign currency exchange contracts	$15,512
Investments purchased	9,816,588
Fund shares reacquired	1,078,140
Collateral for securities loaned, at value	3,193,916
Payable to affiliates
Investment adviser	94,327
Shareholder servicing costs	1,460
Distribution and/or service fees	20,437
Payable for independent Trustees’ compensation	293
Accrued expenses and other liabilities	304,748
Total liabilities		$14,525,421
Net assets		$1,555,442,880
Net assets consist of
Paid-in capital	$1,501,541,933
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	26,332,317
Accumulated distributions in excess of net realized gain on investments and foreign currency	(40,075,634)
Undistributed net investment income	67,644,264
Net assets		$1,555,442,880
Shares of beneficial interest outstanding		58,637,321

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$556,607,135	20,757,347	$26.81
Service Class	998,835,745	37,879,974	26.37

See Notes to Financial Statements

10

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$75,151,966
Interest	426,213
Dividends from underlying affiliated funds	238,237
Other	16,588
Foreign taxes withheld	(1,557,118)
Total investment income		$74,275,886
Expenses
Management fee	$11,672,025
Distribution and/or service fees	2,544,404
Shareholder servicing costs	77,649
Administrative services fee	258,137
Independent Trustees’ compensation	39,174
Custodian fee	227,803
Reimbursement of custodian expenses	(183,623)
Shareholder communications	112,055
Audit and tax fees	59,340
Legal fees	15,402
Miscellaneous	51,734
Total expenses		$14,874,100
Reduction of expenses by investment adviser	(113,116)
Net expenses		$14,760,984
Net investment income		$59,514,902
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(30,777,654)
Underlying affiliated funds	24
Foreign currency	13,252,301
Net realized gain (loss) on investments and foreign currency		$(17,525,329)
Change in unrealized appreciation (depreciation)
Investments	$129,870,750
Translation of assets and liabilities in foreign currencies	(2,205,913)
Net unrealized gain (loss) on investments and foreign currency translation		$127,664,837
Net realized and unrealized gain (loss) on investments and foreign currency		$110,139,508
Change in net assets from operations		$169,654,410

See Notes to Financial Statements

11

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$59,514,902	$44,335,843
Net realized gain (loss) on investments and foreign currency	(17,525,329)	55,525,687
Net unrealized gain (loss) on investments and foreign currency translation	127,664,837	(368,257,019)
Change in net assets from operations	$169,654,410	$(268,395,489)
Distributions declared to shareholders
From net investment income	$(59,729,803)	$(73,039,306)
From net realized gain on investments	(36,926,325)	(125,288,396)
Total distributions declared to shareholders	$(96,656,128)	$(198,327,702)
Change in net assets from fund share transactions	$(46,897,011)	$(11,189,054)
Total change in net assets	$26,101,271	$(477,912,245)
Net assets
At beginning of period	1,529,341,609	2,007,253,854
At end of period (including undistributed net investment income of $67,644,264 and $58,639,063, respectively)	$1,555,442,880	$1,529,341,609
See Notes to Financial Statements

12

MFS Utilities Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$25.56		$33.97	$31.88	$27.61	$26.08
Income (loss) from investment operations
Net investment income (d)	$1.06	(c)	$0.81	$0.99	$0.94	$0.84
Net realized and unrealized gain (loss) on investments and foreign currency	1.91		(5.56)	3.13	4.64	2.57
Total from investment operations	$2.97		$(4.75)	$4.12	$5.58	$3.41
Less distributions declared to shareholders
From net investment income	$(1.08)		$(1.38)	$(0.74)	$(0.73)	$(1.88)
From net realized gain on investments	(0.64)		(2.28)	(1.29)	(0.58)	—
Total distributions declared to shareholders	$(1.72)		$(3.66)	$(2.03)	$(1.31)	$(1.88)
Net asset value, end of period (x)	$26.81		$25.56	$33.97	$31.88	$27.61
Total return (%) (k)(r)(s)(x)	11.47	(c)	(14.54)	12.77	20.60	13.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	(c)	0.79	0.79	0.80	0.82
Expenses after expense reductions (f)	0.77	(c)	0.78	0.78	0.80	0.82
Net investment income	3.89	(c)	2.59	2.87	3.07	3.11
Portfolio turnover	33		42	53	50	51
Net assets at end of period (000 omitted)	$556,607		$561,517	$754,927	$525,386	$476,685

See Notes to Financial Statements

13

MFS Utilities Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$25.15		$33.48	$31.47	$27.27	$25.73
Income (loss) from investment operations
Net investment income (d)	$0.97	(c)	$0.72	$0.92	$0.85	$0.71
Net realized and unrealized gain (loss) on investments and foreign currency	1.90		(5.47)	3.05	4.58	2.59
Total from investment operations	$2.87		$(4.75)	$3.97	$5.43	$3.30
Less distributions declared to shareholders
From net investment income	$(1.01)		$(1.30)	$(0.67)	$(0.65)	$(1.76)
From net realized gain on investments	(0.64)		(2.28)	(1.29)	(0.58)	—
Total distributions declared to shareholders	$(1.65)		$(3.58)	$(1.96)	$(1.23)	$(1.76)
Net asset value, end of period (x)	$26.37		$25.15	$33.48	$31.47	$27.27
Total return (%) (k)(r)(s)(x)	11.24	(c)	(14.76)	12.47	20.30	13.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	(c)	1.04	1.04	1.05	1.07
Expenses after expense reductions (f)	1.02	(c)	1.03	1.03	1.05	1.07
Net investment income	3.64	(c)	2.34	2.71	2.82	2.66
Portfolio turnover	33		42	53	50	51
Net assets at end of period (000 omitted)	$998,836		$967,824	$1,252,327	$978,732	$837,196

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Utilities Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

15

MFS Utilities Series

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,039,257,873	$—	$—	$1,039,257,873
Portugal	88,615,583	—	—	88,615,583
Italy	—	42,291,306	—	42,291,306
Canada	41,270,383	—	—	41,270,383
United Kingdom	—	40,738,184	—	40,738,184
France	8,183,726	24,536,407	—	32,720,133
Sweden	29,330,729	—	—	29,330,729
China	—	26,032,402	—	26,032,402
Spain	18,666,059	2,296,034	—	20,962,093
Other Countries	95,703,625	19,528,591	—	115,232,216
Mutual Funds	77,153,826	—	—	77,153,826
Total Investments	$1,398,181,804	$155,422,924	$—	$1,553,604,728

Other Financial Instruments
Forward Foreign Currency Exchange Contracts-Assets	$—	$3,471,227	$—	$3,471,227
Forward Foreign Currency Exchange Contracts-Liabilities	—	(15,512)	—	(15,512)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $155,970,878 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

16

MFS Utilities Series

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$3,471,227	$(15,512)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$13,358,001

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$(2,226,275)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

17

MFS Utilities Series

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $3,074,361. The fair value of the fund’s investment securities on loan and a related liability of $3,193,916 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

18

MFS Utilities Series

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$59,729,879	$102,302,415
Long-term capital gains	36,926,249	96,025,287
Total distributions	$96,656,128	$198,327,702

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$1,538,962,307
Gross appreciation	174,740,978
Gross depreciation	(160,098,557)
Net unrealized appreciation (depreciation)	$14,642,421
Undistributed ordinary income	71,583,133
Capital loss carryforwards	(31,801,540)
Other temporary differences	(523,067)

As of December 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(31,801,540)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$22,376,960	$28,015,638	$13,202,553	$46,266,869
Service Class	37,352,843	45,023,668	23,723,772	79,021,527
Total	$59,729,803	$73,039,306	$36,926,325	$125,288,396

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. Effective commencement of period, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

Effective August 1, 2016, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $2 billion of average daily net assets	0.70%
Average daily net assets in excess of $3 billion	0.65%

19

MFS Utilities Series

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $113,116, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $71,956, which equated to 0.0045% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $5,693.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $3,143 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,618,108 and $301,225, respectively. The sales transactions resulted in net realized gains (losses) of $(113,147).

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $512,617,891 and $627,177,740, respectively.

20

MFS Utilities Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	906,725	$24,878,423	661,936	$20,487,219
Service Class	4,514,067	119,819,942	5,092,320	157,180,531
	5,420,792	$144,698,365	5,754,256	$177,667,750
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,294,742	$35,579,513	2,750,185	$74,282,507
Service Class	2,257,916	61,076,615	4,663,353	124,045,195
	3,552,658	$96,656,128	7,413,538	$198,327,702
Shares reacquired
Initial Class	(3,412,304)	$(91,825,699)	(3,669,815)	$(115,152,159)
Service Class	(7,368,351)	(196,425,805)	(8,683,815)	(272,032,347)
	(10,780,655)	$(288,251,504)	(12,353,630)	$(387,184,506)
Net change
Initial Class	(1,210,837)	$(31,367,763)	(257,694)	$(20,382,433)
Service Class	(596,368)	(15,529,248)	1,071,858	9,193,379
	(1,807,205)	$(46,897,011)	814,164	$(11,189,054)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $10,058 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	31,228,978	338,472,248	(295,741,316)	73,959,910

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$24	$—	$238,237	$73,959,910

21

MFS Utilities Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

22

MFS Utilities Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

23

MFS Utilities Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Claud Davis Maura Shaughnessy

24

MFS Utilities Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Utilities Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to implement an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s daily net assets over $3 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

26

MFS Utilities Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $40,619,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 56.65 % of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2016

MFS® VALUE SERIES

MFS® Variable Insurance Trust

VLU-ANN

MFS® VALUE SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Value Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.8%
Wells Fargo & Co.	3.5%
Johnson & Johnson	3.4%
Philip Morris International, Inc.	3.3%
Accenture PLC, “A”	2.6%
Goldman Sachs Group, Inc	2.5%
U.S. Bancorp	2.4%
Medtronic PLC	2.2%
Travelers Cos., Inc.	2.0%
Pfizer, Inc.	2.0%

Equity sectors
Financial Services	29.8%
Health Care	15.3%
Consumer Staples	10.9%
Industrial Goods & Services	9.7%
Basic Materials	5.5%
Energy	5.2%
Leisure	5.0%
Special Products & Services	4.9%
Technology	2.9%
Transportation	2.8%
Retailing	2.8%
Utilities & Communications	2.5%
Autos & Housing	2.4%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Value Series (“fund”) provided a total return of 14.09%, while Service Class shares of the fund provided a total return of 13.78%. These compare with a return of 17.34% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

The combination of an overweight allocation and weak stock selection in the health care sector detracted from performance relative to the Russell 1000® Value Index. Here, overweight positions in healthcare services company Express Scripts and medical device maker Medtronic, and holdings of health services and information technology company McKesson (b), held back relative results. The share price of Express Scripts was pressured early in the period after news that the company was being sued by health insurer Anthem to resolve their ongoing contract dispute.

Stock selection in both the basic materials and retailing sectors also hurt relative returns. Within the basic materials sector, the fund’s holdings of chemical company PPG Industries (b) dampened relative performance. Shares of PPG Industries fell, in the latter part of the reporting period, on the back of lower-than-expected net income, driven by weakness across its European segments. Foreign currency exposure also served as a headwind to total company earnings. Within the retailing sector, an overweight position in drugstore retailer CVS Health weakened relative returns as shares came under pressure due to softer-than-anticipated sales. Management also indicated that the retail portion of its business was subject to more significant challenges owing to network losses which further pressured the stock.

An underweight allocation to the energy sector held back relative results. However, there were no individual stocks within this sector that were among the fund’s largest relative detractors during the reporting period.

An overweight allocation to the consumer staples sector further dampened relative performance led by the fund’s holdings of global food company Nestle (b) (Switzerland) and international manufacturer and distributor of premium drinks Diageo (b) (United Kingdom). The share price of Nestle slid during the end of the reporting period as the company posted disappointing earnings results. A combination of deceleration in organic sales growth, deflationary pressures in Europe and rising raw material costs in emerging markets negatively impacted earnings. Management also reported softer-than-expected guidance which further weighed on the stock.

Other top relative detractors during the period included holdings of automotive components manufacturer Delphi Automotive (b) and not owning shares of strong-performing financial services firm Bank of America.

3

MFS Value Series

Management Review – continued

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in both the industrial goods & services and financial services sectors bolstered relative performance. Within the industrial goods & services sector, not owning shares of diversified industrial conglomerate General Electric aided relative results. Within the financial services sector, the fund’s overweight positions in financial services firms JPMorgan Chase and Goldman Sachs Group, and an underweight position in diversified financial services firm Citigroup, further supported relative returns. Shares of JPMorgan Chase outpaced the benchmark as the company benefited from a rally in the financial sector after President-elect Donald Trump won the U.S. election. Additionally, the firm delivered strong results driven by higher trading and investment banking revenue.

Stock selection in the leisure sector was an additional positive factor for relative results. The fund’s overweight position in media firm Time Warner helped relative returns.

Strong stock selection in the technology sector also contributed to relative performance. Here, not owning software giant Microsoft, and the fund’s position in semiconductor company Texas Instruments (b), supported relative results. Shares of Microsoft fell after the company reported weaker-than-expected growth in its Server/Cloud and Office segments, which appeared to have fueled investor concerns about prospects for the company’s faster growing divisions. Moreover, the company reached an agreement to acquire LinkedIn which came as a surprise and pressured the stock price further.

Stocks in other sectors that benefited relative results included an underweight position in eye care and skin care products company Allergan (h) and an overweight position in telecommunications services provider Verizon Communications. Additionally, not owning shares of global auto maker Ford Motor Co also helped relative performance.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Series

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/02/02	14.09%	14.61%	6.98%
Service Class	1/02/02	13.78%	14.31%	6.71%

Comparative benchmark
Russell 1000® Value Index (f)		17.34%	14.80%	5.72%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.71%	$1,000.00	$1,068.82	$3.69
	Hypothetical (h)	0.71%	$1,000.00	$1,021.57	$3.61
Service Class	Actual	0.96%	$1,000.00	$1,067.64	$4.99
	Hypothetical (h)	0.96%	$1,000.00	$1,020.31	$4.88

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.02% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Value Series

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.7%
Aerospace – 5.1%
Honeywell International, Inc.	359,119	$41,603,930
Lockheed Martin Corp.	108,303	27,069,252
Northrop Grumman Corp.	88,686	20,626,590
United Technologies Corp.	240,494	26,362,952

		$115,662,724

Alcoholic Beverages – 1.0%
Diageo PLC	857,802	$22,192,277

Apparel Manufacturers – 0.4%
Hanesbrands, Inc.	367,259	$7,921,777

Automotive – 1.4%
Delphi Automotive PLC	293,206	$19,747,424
Harley-Davidson, Inc.	196,862	11,484,929

		$31,232,353

Broadcasting – 3.0%
Interpublic Group of Companies, Inc.	376,705	$8,818,664
Omnicom Group, Inc.	390,741	33,255,967
Time Warner, Inc.	209,637	20,236,260
Walt Disney Co.	53,618	5,588,068

		$67,898,959

Brokerage & Asset Managers – 2.5%
BlackRock, Inc.	56,675	$21,567,105
Franklin Resources, Inc.	297,462	11,773,546
NASDAQ, Inc.	361,991	24,296,836

		$57,637,487

Business Services – 4.9%
Accenture PLC, “A”	502,675	$58,878,323
Amdocs Ltd.	95,977	5,590,660
Cognizant Technology Solutions Corp., “A” (a)	151,472	8,486,976
Equifax, Inc.	70,942	8,387,473
Fidelity National Information Services, Inc.	268,589	20,316,072
Fiserv, Inc. (a)	96,683	10,275,469

		$111,934,973

Cable TV – 1.3%
Comcast Corp., “A”	417,540	$28,831,137

Chemicals – 5.0%
3M Co.	257,511	$45,983,739
E.I. du Pont de Nemours & Co.	230,630	16,928,242
Monsanto Co.	81,893	8,615,963
PPG Industries, Inc.	437,262	41,434,947

		$112,962,891

Computer Software – 0.6%
Oracle Corp.	358,188	$13,772,329

Computer Software – Systems – 0.7%
International Business Machines Corp.	97,786	$16,231,498

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Construction – 1.1%
Sherwin-Williams Co.	47,576	$12,785,574
Stanley Black & Decker, Inc.	99,241	11,381,950

		$24,167,524

Consumer Products – 1.0%
Coty, Inc., “A”	526,535	$9,640,856
Newell Brands, Inc.	83,397	3,723,676
Procter & Gamble Co.	106,063	8,917,777

		$22,282,309

Containers – 0.5%
Crown Holdings, Inc. (a)	202,347	$10,637,382

Electrical Equipment – 2.2%
Johnson Controls International PLC	1,009,940	$41,599,429
Pentair PLC	161,766	9,070,220

		$50,669,649

Electronics – 1.6%
Texas Instruments, Inc.	480,738	$35,079,452

Energy – Independent – 1.9%
EOG Resources, Inc.	233,907	$23,647,998
Occidental Petroleum Corp.	275,110	19,596,085

		$43,244,083

Energy – Integrated – 2.1%
Chevron Corp.	191,875	$22,583,688
Exxon Mobil Corp.	277,483	25,045,616

		$47,629,304

Food & Beverages – 5.1%
Archer Daniels Midland Co.	417,766	$19,071,018
Danone S.A.	147,629	9,344,229
General Mills, Inc.	362,128	22,368,647
J.M. Smucker Co.	93,181	11,932,759
Mead Johnson Nutrition Co., “A”	81,433	5,762,199
Nestle S.A.	494,877	35,501,095
PepsiCo, Inc.	103,308	10,809,116

		$114,789,063

Food & Drug Stores – 1.7%
CVS Health Corp.	485,802	$38,334,636

General Merchandise – 0.5%
Target Corp.	157,109	$11,347,983

Health Maintenance Organizations – 0.5%
Cigna Corp.	84,861	$11,319,609

Insurance – 7.9%
Aon PLC	313,701	$34,987,073
Chubb Ltd.	330,429	43,656,279
MetLife, Inc.	644,049	34,707,801
Prudential Financial, Inc.	196,837	20,482,858
Travelers Cos., Inc.	378,379	46,321,157

		$180,155,168

7

MFS Value Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Machinery & Tools – 2.3%
Eaton Corp. PLC	292,291	$19,609,803
Illinois Tool Works, Inc.	169,199	20,720,110
Ingersoll-Rand Co. Ltd., “A”	163,204	12,246,828

		$52,576,741

Major Banks – 14.1%
Bank of New York Mellon Corp.	549,457	$26,033,273
Goldman Sachs Group, Inc.	233,977	56,025,793
JPMorgan Chase & Co.	1,274,813	110,003,614
PNC Financial Services Group, Inc.	252,485	29,530,646
State Street Corp.	251,163	19,520,388
Wells Fargo & Co.	1,451,330	79,982,796

		$321,096,510

Medical & Health Technology & Services – 1.2%
Express Scripts Holding Co. (a)	190,616	$13,112,475
McKesson Corp.	107,536	15,103,431

		$28,215,906

Medical Equipment – 6.2%
Abbott Laboratories	623,299	$23,940,915
Danaher Corp.	314,413	24,473,908
Medtronic PLC	708,287	50,451,283
St. Jude Medical, Inc.	213,950	17,156,651
Thermo Fisher Scientific, Inc.	174,854	24,671,899

		$140,694,656

Oil Services – 1.2%
Schlumberger Ltd.	335,152	$28,136,010

Other Banks & Diversified Financials – 5.1%
American Express Co.	286,250	$21,205,400
Citigroup, Inc.	696,760	41,408,447
U.S. Bancorp	1,047,916	53,831,445

		$116,445,292

Pharmaceuticals – 7.3%
Johnson & Johnson	671,691	$77,385,520
Merck & Co., Inc.	545,689	32,124,711
Novartis AG	74,159	5,396,427
Pfizer, Inc.	1,420,185	46,127,609
Roche Holding AG	21,080	4,803,146

		$165,837,413

Printing & Publishing – 0.8%
Moody’s Corp.	139,377	$13,139,070
S&P Global, Inc.	38,831	4,175,886

		$17,314,956

Railroad & Shipping – 1.3%
Canadian National Railway Co.	179,678	$12,110,297
Union Pacific Corp.	165,603	17,169,719

		$29,280,016

Specialty Stores – 0.3%
Advance Auto Parts, Inc.	32,773	$5,542,570

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Telephone Services – 1.4%
Verizon Communications, Inc.	594,530	$31,736,011

Tobacco – 3.9%
Altria Group, Inc.	221,832	$15,000,280
Philip Morris International, Inc.	810,118	74,117,696

		$89,117,976

Trucking – 1.5%
United Parcel Service, Inc., “B”	301,827	$34,601,447

Utilities – Electric Power – 1.1%
Duke Energy Corp.	244,254	$18,958,995
Xcel Energy, Inc.	168,518	6,858,683

		$25,817,678

Total Common Stocks (Identified Cost, $1,412,794,584)		$2,262,347,749

MONEY MARKET FUNDS – 0.4%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $9,388,614)	9,388,614	$9,388,614

Total Investments (Identified Cost, $1,422,183,198)		$2,271,736,363

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(1,351,130)

NET ASSETS – 100.0%		$2,270,385,233

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,412,794,584)	$2,262,347,749
Underlying affiliated funds, at value (identified cost, $9,388,614)	9,388,614
Total investments, at value (identified cost, $1,422,183,198)	$2,271,736,363
Cash	22,266
Foreign currency, at value (identified cost, $30)	29
Receivables for
Fund shares sold	474,232
Interest and dividends	4,589,105
Total assets		$2,276,821,995
Liabilities
Payables for
Investments purchased	$755,624
Fund shares reacquired	5,308,368
Payable to affiliates
Investment adviser	131,059
Shareholder servicing costs	1,313
Distribution and/or service fees	26,758
Payable for independent Trustees’ compensation	197
Accrued expenses and other liabilities	213,443
Total liabilities		$6,436,762
Net assets		$2,270,385,233
Net assets consist of
Paid-in capital	$1,297,032,494
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	849,465,167
Accumulated net realized gain (loss) on investments and foreign currency	81,978,157
Undistributed net investment income	41,909,415
Net assets		$2,270,385,233
Shares of beneficial interest outstanding		121,272,902

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$968,078,020	51,214,926	$18.90
Service Class	1,302,307,213	70,057,976	18.59

See Notes to Financial Statements

9

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$60,348,414
Interest	83,836
Dividends from underlying affiliated funds	79,836
Other	15,198
Foreign taxes withheld	(319,200)
Total investment income		$60,208,084
Expenses
Management fee	$15,256,543
Distribution and/or service fees	3,075,364
Shareholder servicing costs	66,687
Administrative services fee	351,069
Independent Trustees’ compensation	49,297
Custodian fee	130,644
Reimbursement of custodian expenses	(175,487)
Shareholder communications	121,877
Audit and tax fees	55,219
Legal fees	20,965
Miscellaneous	53,345
Total expenses		$19,005,523
Reduction of expenses by investment adviser	(155,714)
Net expenses		$18,849,809
Net investment income		$41,358,275
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$91,678,273
Underlying affiliated funds	(488)
Foreign currency	(49,572)
Net realized gain (loss) on investments and foreign currency		$91,628,213
Change in unrealized appreciation (depreciation)
Investments	$157,378,274
Translation of assets and liabilities in foreign currencies	(5,170)
Net unrealized gain (loss) on investments and foreign currency translation		$157,373,104
Net realized and unrealized gain (loss) on investments and foreign currency		$249,001,317
Change in net assets from operations		$290,359,592

See Notes to Financial Statements

10

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$41,358,275	$44,302,262
Net realized gain (loss) on investments and foreign currency	91,628,213	180,180,190
Net unrealized gain (loss) on investments and foreign currency translation	157,373,104	(248,421,434)
Change in net assets from operations	$290,359,592	$(23,938,982)
Distributions declared to shareholders
From net investment income	$(43,606,764)	$(51,498,261)
From net realized gain on investments	(181,308,219)	(137,834,650)
Total distributions declared to shareholders	$(224,914,983)	$(189,332,911)
Change in net assets from fund share transactions	$72,375,793	$(254,692,255)
Total change in net assets	$137,820,402	$(467,964,148)
Net assets
At beginning of period	2,132,564,831	2,600,528,979
At end of period (including undistributed net investment income of $41,909,415 and $44,207,476, respectively)	$2,270,385,233	$2,132,564,831

See Notes to Financial Statements

11

MFS Value Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$18.39		$20.34	$19.28	$14.40	$12.68
Income (loss) from investment operations
Net investment income (d)	$0.38	(c)	$0.40	$0.44	$0.30	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	2.16		(0.67)	1.55	4.83	1.77
Total from investment operations	$2.54		$(0.27)	$1.99	$5.13	$2.05
Less distributions declared to shareholders
From net investment income	$(0.42)		$(0.48)	$(0.31)	$(0.20)	$(0.23)
From net realized gain on investments	(1.61)		(1.20)	(0.62)	(0.05)	(0.10)
Total distributions declared to shareholders	$(2.03)		$(1.68)	$(0.93)	$(0.25)	$(0.33)
Net asset value, end of period (x)	$18.90		$18.39	$20.34	$19.28	$14.40
Total return (%) (k)(r)(s)(x)	14.09	(c)	(0.74)	10.51	35.89	16.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	(c)	0.73	0.73	0.73	0.78
Expenses after expense reductions (f)	0.72	(c)	0.73	0.72	0.73	0.78
Net investment income	2.02	(c)	2.00	2.23	1.74	2.02
Portfolio turnover	15		13	13	15	16
Net assets at end of period (000 omitted)	$968,078		$964,811	$1,118,647	$1,090,381	$988,594

See Notes to Financial Statements

12

MFS Value Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$18.12		$20.05	$19.03	$14.22	$12.54
Income (loss) from investment operations
Net investment income (d)	$0.33	(c)	$0.34	$0.38	$0.25	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	2.11		(0.65)	1.52	4.78	1.74
Total from investment operations	$2.44		$(0.31)	$1.90	$5.03	$1.98
Less distributions declared to shareholders
From net investment income	$(0.36)		$(0.42)	$(0.26)	$(0.17)	$(0.20)
From net realized gain on investments	(1.61)		(1.20)	(0.62)	(0.05)	(0.10)
Total distributions declared to shareholders	$(1.97)		$(1.62)	$(0.88)	$(0.22)	$(0.30)
Net asset value, end of period (x)	$18.59		$18.12	$20.05	$19.03	$14.22
Total return (%) (k)(r)(s)(x)	13.78	(c)	(0.93)	10.20	35.59	15.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	(c)	0.98	0.98	0.98	1.03
Expenses after expense reductions (f)	0.97	(c)	0.98	0.97	0.98	1.03
Net investment income	1.78	(c)	1.76	1.99	1.49	1.76
Portfolio turnover	15		13	13	15	16
Net assets at end of period (000 omitted)	$1,302,307		$1,167,754	$1,481,882	$1,404,019	$1,022,722

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Value Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and

14

MFS Value Series

Notes to Financial Statements – continued

at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,173,000,278	$—	$—	$2,173,000,278
Switzerland	40,897,522	4,803,146	—	45,700,668
United Kingdom	—	22,192,277	—	22,192,277
Canada	12,110,297	—	—	12,110,297
France	—	9,344,229	—	9,344,229
Mutual Funds	9,388,614	—	—	9,388,614
Total Investments	$2,235,396,711	$36,339,652	$—	$2,271,736,363

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $40,897,522 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income” in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

15

MFS Value Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$45,729,481	$57,140,588
Long-term capital gains	179,185,502	132,192,323
Total distributions	$224,914,983	$189,332,911

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$1,432,252,765
Gross appreciation	851,942,739
Gross depreciation	(12,459,141)
Net unrealized appreciation (depreciation)	$839,483,598
Undistributed ordinary income	43,631,255
Undistributed long-term capital gain	90,325,884
Other temporary differences	(87,998)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

16

MFS Value Series

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$20,323,713	$23,725,000	$78,502,858	$59,539,845
Service Class	23,283,051	27,773,261	102,805,361	78,294,805
Total	$43,606,764	$51,498,261	$181,308,219	$137,834,650

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will terminate on April 27, 2017. For the year ended December 31, 2016, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $155,714, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

Effective April 28, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $2.5 billion	0.60%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $61,418, which equated to 0.0028% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $5,269.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

17

MFS Value Series

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $4,287 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $3,108,468 and $3,001,019, respectively. The sales transactions resulted in net realized gains (losses) of $636,404.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $322,028,872 and $415,644,591, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,025,968	$74,915,419	2,231,454	$42,370,134
Service Class	9,184,966	167,110,176	7,197,931	136,498,386
	13,210,934	$242,025,595	9,429,385	$178,868,520
Shares issued to shareholders in reinvestment of distributions
Initial Class	5,382,711	$98,826,571	4,874,991	$83,264,845
Service Class	6,977,776	126,088,412	6,298,579	106,068,066
	12,360,487	$224,914,983	11,173,570	$189,332,911
Shares reacquired
Initial Class	(10,647,169)	$(199,696,185)	(9,654,481)	$(191,553,797)
Service Class	(10,564,944)	(194,868,600)	(22,944,915)	(431,339,889)
	(21,212,113)	$(394,564,785)	(32,599,396)	$(622,893,686)
Net change
Initial Class	(1,238,490)	$(25,954,195)	(2,548,036)	$(65,918,818)
Service Class	5,597,798	98,329,988	(9,448,405)	(188,773,437)
	4,359,308	$72,375,793	(11,996,441)	$(254,692,255)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 7%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition,

18

MFS Value Series

Notes to Financial Statements – continued

the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $13,629 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	16,597,492	308,649,915	(315,858,793)	9,388,614

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(488)	$—	$79,836	$9,388,614

19

MFS Value Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Value Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Series as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

20

MFS Value Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

21

MFS Value Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

22

MFS Value Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Value Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rate”). They also noted that the MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rate effective as of April 28, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

24

MFS Value Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $197,105,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. However, effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics amended effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and John P. Kavanaugh and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Kavanaugh and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2016 and 2015, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
MFS Core Equity Series+	N/A	0
MFS Global Equity Series	44,069	44,069
MFS Growth Series	44,860	44,860
MFS Investors Growth Stock Series+	N/A	0
MFS Investors Trust Series	44,069	44,069
MFS Mid Cap Growth Series	44,069	44,069
MFS New Discovery Series	44,069	44,069
MFS Research International Series+	N/A	0
MFS Research Series	44,960	44,960
MFS Total Return Bond Series	63,126	63,126
MFS Total Return Series	62,179	62,179
MFS Utilities Series	44,169	44,169
MFS Value Series	44,860	44,860
Total	480,430	480,430

For the fiscal years ended December 31, 2016 and 2015, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS Core Equity Series+	N/A	0	N/A	7,743	N/A	13
To MFS Growth Series	2,400	2,400	5,143	5,143	0	294
To MFS Global Equity Series	2,400	2,400	5,143	5,143	0	12
To MFS Investors Growth Stock Series+	N/A	0	N/A	7,743	N/A	76
To MFS Investors Trust Series	2,400	2,400	5,143	5,143	0	119
To MFS Mid Cap Growth Series	2,400	2,400	5,143	5,143	0	90
To MFS New Discovery Series	2,400	2,400	5,143	5,143	0	169
To MFS Research International Series+	N/A	0	N/A	7,743	N/A	27
To MFS Research Series	2,400	2,400	5,143	5,143	0	144
To MFS Total Return Bond Series	2,400	2,400	5,143	5,143	0	583
To MFS Total Return Series	2,400	2,400	5,143	5,143	0	598
To MFS Utilities Series	2,400	2,400	5,143	5,143	0	342
To MFS Value Series	2,400	2,400	5,143	5,143	0	472
Total fees billed by Deloitte To above Funds:	24,000	24,000	51,430	74,659	0	2,939

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
To MFS and MFS Related Entities of MFS Core Equity Series*+	N/A	186,019	N/A	0	N/A	5,000
To MFS and MFS Related Entities of MFS Growth Series*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Global Equity Series*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Investors Growth Stock Series*+	N/A	186,019	N/A	0	N/A	5,000
To MFS and MFS Related Entities of MFS Investors Trust Series*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS New Discovery Series*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Research International Series*+	N/A	186,019	N/A	0	N/A	5,000
To MFS and MFS Related Entities of MFS Research Series*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Total Return Bond Series*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Total Return Series*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Utilities Series*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Value Series*	0	186,019	0	0	5,000	5,000

	Aggregate fees for non-audit services:
	2016	2015
Fees billed by Deloitte:
To MFS Core Equity Series, MFS and MFS Related Entities#+	N/A	198,775
To MFS Growth Series, MFS and MFS Related Entities#	118,055	198,856
To MFS Global Equity Series, MFS and MFS Related Entities#	118,055	198,574
To MFS Investors Growth Stock Series, MFS and MFS Related Entities#+	N/A	198,838
To MFS Investors Trust Series, MFS and MFS Related Entities#	118,055	198,681
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	118,055	198,652
To MFS New Discovery Series, MFS and MFS Related Entities#	118,055	198,731
To MFS Research International Series, MFS and MFS Related Entities#+	N/A	198,789
To MFS Research Series, MFS and MFS Related Entities#	118,055	198,706
To MFS Total Return Bond Series, MFS and MFS Related Entities#	118,055	199,145
To MFS Total Return Series, MFS and MFS Related Entities#	118,055	199,160
To MFS Utilities Series, MFS and MFS Related Entities#	118,055	198,904
To MFS Value Series, MFS and MFS Related Entities#	118,055	199,034

+	The MFS Core Equity Series, MFS Investors Growth Stock Series, and MFS Research International Series were reorganized into the MFS Core Equity Portfolio, MFS Massachusetts Investors Growth Stock Portfolio, and MFS Research International Portfolio, respectively, all are a series of the MFS Variable Insurance Trust II, as of March 27, 2015.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 15, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2017

*	Print name and title of each signing officer under his or her signature.